Exhibit 10.1

LEASE AGREEMENT

(NNN OFFICE AND R&D TENANT IMPROVEMENTS)

BASIC LEASE INFORMATION

Lease Date:	August 22, 2012

Landlord:	SEQUOIA M&M LLC, a California limited liability company, SEQUOIA M&P LLC, a California limited liability company, and SEQUOIA DEL REY, LLC, a California limited liability company

Landlord’s Address:	c/o J.P. DINAPOLI COMPANIES, INC. 99 Almaden Boulevard, Suite 565 San Jose, California 95113

Tenant:	LinkedIn Corporation, a Delaware corporation

Tenant’s Address:	2029 Stierlin Court Mountain View, California 94043 Attention: Legal Department

Premises:	Approximately 556,362 square feet, comprised of the Buildings, as shown on Exhibit A, subject to the provisions of Section 1 hereof.

Premises Address:	555 Mathilda Avenue Sunnyvale, California 94086

Buildings:	Four (4) buildings comprised of: (i) two (2) buildings of six (6) stories each, each containing approximately 212,322 rentable square feet, (ii) one (1) building of four (4) stories, containing approximately 125,718 rentable square feet, and (iii) a single story amenities building (the “Amenities Building”), containing approximately 6,000 rentable square feet (each, a “Building” and collectively, the “Buildings”), containing approximately 556,362 rentable square feet collectively, subject to the provisions of Section 1.1 hereof.

Project:	That certain real property located in Sunnyvale, California, and more particularly shown on Exhibit A-1, attached hereto, primarily comprised of the Buildings, a five (5) level parking structure (“Parking Structure”), real property improvements located at 599 N. Mathilda Avenue, Sunnyvale, California and the “Common Area” (as defined in Section 6.1.2 below) (collectively, the “Project”), containing approximately 632,172 rentable square feet collectively, subject to the provisions of Section 1 hereof.

Term (§2.1):	The Term shall commence on the “Commencement Date” (defined in Section 2.2 below), and expire on the date which is one hundred forty-four (144) months following the date upon which the Commencement Date has occurred for all four (4) Buildings (“Expiration Date”), unless the Term is extended or earlier terminated as provided herein. Notwithstanding the foregoing, in the event Tenant chooses to occupy any Building for the purposes of conducting business operations on a date which is earlier than the Commencement Date, Tenant’s obligation to pay Rent for such Building will commence on the date on which Tenant occupies such Building and commences the conduct of its business operations in such Building, the Base Rent Abatement Period (defined below) for such Building shall commence on the date that Tenant occupies such Building and commences the conduct of business operations therefrom (and shall continue for a period of six (6) months thereafter), the rent adjustment dates for such Building shall adjust from the month that Rent is paid for such Building (as opposed to from the months from the Commencement Date) and the Lease shall expire on the Expiration Date as provided above (i.e., the early obligation to pay Rent for a Building shall not modify the Commencement Date or the Expiration Date for all of the Premises); it being understood that the performance of Tenant’s Tenant Improvements and Pre-Occupancy Work (as defined in Exhibit B attached hereto and incorporated by reference herein) shall not constitute the conduct of Tenant’s business operations in any Building. (For example, if Tenant commences paying Rent for the Amenities Building on January 1 and the

Commencement Date is March 1, the abatement period for the Amenities Building shall be January 1 to June 30, the abatement period for the balance of the Buildings shall be March 1 to August 30, the Rent increase date for the Amenities Building shall be January 1 and the Rent increase date for the balance of the Buildings shall be March 1, but the Expiration Date for the entire Premises shall be February 28.)

Base Rent (§3):	One Million Eight Hundred Eight Thousand One Hundred Seventy Six and 50/100 Dollars ($1,808,176.50) per month (based upon 556,362 rentable square feet in the Premises at the rate of $3.25 per rentable square foot per month), subject to modification based on the final measurement of the Premises as provided hereinbelow.

Adjustments to Base Rent:

Months	Monthly Base Rent based on 556,362 RSF*
**1 – 6	$1,808,176.50
7 – 12	$1,808,176.50
13 – 24	$1,862,421.70
25 – 36	$1,918,294.30
37 – 48	$1,975,843.10
49 – 60	$2,035,118.30
61 – 72	$2,096,171.80
73 – 84	$2,159,056.90
85 – 96	$2,223,828.60
97 – 108	$2,290,543.40
109 – 120	$2,359,259.70
121 – 132	$2,430,037.40
133 – 144***	$2,502,938.50

*	Subject to adjustment based on the final measurement of the Premises
**	Notwithstanding the foregoing, so long as Tenant is not in default beyond any applicable notice and cure periods, the monthly Base Rent for the first (1st) six (6) full months following the Commencement Date for each Building (the “Base Rent Abatement Period”) shall be abated (i.e., if the Commencement Date occurs early for one (1) Building, the Base Rent attributable for that Building shall only be abated for six (6) months from the date Rent commences to be paid for such Building, such that the abatement period for each Building may not be the same).
***	If Tenant occupies one or more Buildings for purposes of conducting business operations prior to the Commencement Date, then for the period between the date that is one hundred forty-four (144) months following the date Tenant commenced business operations in one or more Buildings and the Expiration Date, Base Rent for each month or portion thereof during such period shall be paid at the rate of $4.50 per rentable square foot per month.

Advance Rent (§3):	One Million Eight Hundred Eight Thousand One Hundred Seventy Six and 50/100 Dollars ($1,808,176.50) (i.e., one month’s Base Rent) (based upon 556,362 rentable square feet in the Premises at the rate of $3.25 per square foot per month), applicable to the seventh (7th) full month of the Term. Any excess advance Base Rent paid based on the final measurement of the Premises shall be credited against the eighth (8th) full month’s Base Rent.

Letter of Credit (§4):	$10,000,000.00, subject to reduction to an amount equal to $2,892,405.50 as provided in Section 4 below.

*Tenant’s Share of Operating Expenses (§6.1):	100% of the Buildings and the land upon which the Buildings are located
*Tenant’s Share of Tax Expenses (§6.2):	100% of the Buildings (excluding the Amenities Building) and the land upon which the Buildings (excluding the Amenities Building) are located
*Tenant’s Share of Common Area Utility Costs (§7.2):	Calculated as provided below
*Tenant’s Share of Utility Expenses (§7.1):	100% of the Buildings and the land upon which the Buildings are located

Tenant’s Share of Operating Expenses, Common Area Utility Costs and Utility Expenses for the Parking Structure, the underlying real property upon which the Parking Structure is located and the “Common Area Parcel” (defined below) shall be based upon a fraction, the numerator of which is the rentable square footage of the Buildings and the denominator of which is the rentable square feet of all the buildings in the Project (initially estimated to be 556,362/632,172 or 88.01%) (provided that 100% of the utility costs for the fire pump system and related utilities shall be the obligation of Tenant), and Tenant’s Share of Tax Expenses for the Parking Structure, the Amenities Building, the underlying real property upon which the Parking Structure and the Amenities Building are located and the Common Area Parcel shall be calculated as follows: (a) the land value of the Tax Expenses for the Parking Structure Parcel shall be allocated to Tenant based upon a fraction, the numerator of which is the rentable square footage of the Buildings and the denominator of which is the rentable square footage of all buildings in the Project; (b) the improvements value of the Tax Expenses as reasonably determined by Landlord for the Parking Structure on the Parking Structure parcel tax bill shall be allocated to Tenant based upon a fraction, the numerator of which is the rentable square footage of the Buildings and the denominator of which is the rentable square footage of all buildings in the Project; (c) the improvements value of the Tax Expenses as reasonably determined by Landlord for the Amenities Building on the Parking Structure tax bill shall be 100% allocated to Tenant; and (d) the Tax Expenses for the Common Area Parcel shall be allocated to Tenant based on a fraction, the numerator of which is the rentable square footage of the Buildings and the denominator of which is the rentable square footage of all buildings in the Project.

*	The amount of Tenant’s Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

When calculating the square footage of the Project, the square footage of the Parking Structure and any improvements on the Common Area Parcel shall in no event be included in the rentable square footage of the Project.

Permitted Uses (§9):	General office, sales, administrative, software research and development, and other related uses to the extent permitted by the City of Sunnyvale and all agencies and governmental authorities having jurisdiction thereof.

Parking (§22):	Combination of surface and structured parking spaces in the Common Area and/or Parking Structure, at a minimum ratio of 3.3 parking spaces for each 1,000 rentable square feet of the Premises, for standard size vehicles, based on gross measured area, subject to City of Sunnyvale approval. Tenant acknowledges and agrees that the Parking Structure is not available for Tenant’s exclusive use; it being recognized that the Parking Structure is available to all tenants and owner/operators of the Project.

Broker (§33):	Cornish & Carey Commercial Newmark Knight Frank for Landlord and Tenant, in dual agency

Exhibits:	Exhibit A	-	Premises and Buildings Site Plan
	Exhibit A-1	-	Project Site Plan
	Exhibit B	-	Tenant Improvements
	Exhibit B-1	-	Warm Shell Improvements
	Exhibit B-2	-	Contractor/Vendor Requirements
	Exhibit B-3	-	Warm Shell Construction Schedule
	Exhibit C	-	Rules and Regulations
	Exhibit D	-	Change of Commencement Date - Example
	Exhibit E	-	Sign Criteria
	Exhibit F	-	Hazardous Materials Disclosure Certificate
	Exhibit G	-	Permitted Exceptions

(i)

(ii)

NNN OFFICE TENANT IMPROVEMENTS

LEASE AGREEMENT

The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.	PREMISES

1.1 Lease of Premises. Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Tenant shall have the right to the exclusive use of the Premises and the underlying real property upon which the Buildings are located and shall have the right to use the Parking Structure and the Common Areas (defined below) in common with Landlord, the other tenants of the Project and owners of land or buildings in the Project that actually operate in the Project, subject to the terms of this Lease. Landlord agrees that the Parking Structure shall not be leased to a user solely for parking without a concurrent lease of building space to a user within the Project. Landlord shall advise Tenant in writing of the exact rentable square footage of the Premises (which rentable square footage shall be measured from the exterior drip line of the Buildings) prior to the “Delivery Date” (defined below). Should Tenant object to such calculation, Tenant must notify Landlord of such objection within fifteen (15) days after Tenant’s receipt of such information from Landlord and if Tenant fails to object to same, the rentable square footage shall be deemed to be as set forth in Landlord’s notice. In the event Landlord and Tenant cannot resolve such dispute within ten (10) days of Tenant’s notice of such objection of the calculation of the exact rentable square footage of the Premises, the areas shall be recalculated (as measured from the exterior drip line of the Buildings) by an independent architect selected by Landlord and Tenant, and such determination shall be binding on both parties. Notwithstanding the foregoing or anything to the contrary contained in this Lease, if the actual square footage of the Premises (as measured from the exterior drip line of the Buildings) is found to be greater than 556,362 rentable square feet, then Tenant shall not be obligated to pay Base Rent or any other items based upon the rentable square footage of the Premises under this Lease on that portion of the Premises greater than 556,362 rentable square feet and the square footage of the Premises shall be deemed to be 556,362 rentable square feet. The final agreed upon rentable square footage of the Premises and any adjusted Base Rent and other items based upon the square footage of the Premises shall be set forth in an amendment to this Lease prepared by Landlord and promptly executed by the parties hereto following the determination as provided above. In such event, the Monthly Base Rent for the initial period shall be equal to the rentable square footage of the Premises multiplied by $3.25, and such Monthly Base Rent shall be adjusted by Three Percent (3%) on each adjustment date on a cumulative and compounding basis.

1.2 Additional Premises. Notwithstanding anything to the contrary herein, Landlord and Tenant acknowledge and agree that Landlord may enter into an agreement to acquire additional real property located at 552 Del Rey Avenue, Sunnyvale, California (the “Additional Property”). Landlord makes no representation or warranty as to whether Landlord will be able to enter into an agreement to acquire the Additional Property, but if Landlord is able to enter into such agreement and acquire fee title to the Additional Property by October 31, 2012, then subject to the provisions set forth in Article 2 below, the Additional Property shall become part of the Project, and the following Lease terms shall be modified as follows:

(a) The Premises shall be increased by approximately 24,823 rentable square feet, for a total of 581,185 rentable square feet, comprised of the Buildings as shown on Exhibit A.

(b) The definition of Buildings shall be revised to mean “Four (4) buildings comprised of: (i) two (2) buildings of six (6) stories each, each containing approximately 212,322 rentable square feet, (ii) one (1) building of five (5) stories, containing approximately 150,541 rentable square feet, and (iii) a single story amenities building (the “Amenities Building”), containing approximately 6,000 rentable square feet (each, a “Building” and collectively, the “Buildings”), containing approximately 581,185 rentable square feet collectively, subject to the provisions of Section 1.1 hereof.”

(c) The initial Base Rent shall be modified to be: “One Million Eight Hundred Eighty-Eight Thousand Eight Hundred Fifty-One and 20/100 Dollars ($1,888,851.20) per month (based upon 581,185 rentable square feet in the Premises at the rate of $3.25 per square foot per month), subject to modification based on the final measurement of the Premises.”

(d) The increases for Base Rent shall be modified as follows, subject to the adjustments based upon the final square footage of the Premises and the abatement of Base Rent as provided in this Lease:

Months	Monthly Base Rent based on 581,185 RSF*
**1 – 6	$1,888,851.20	**
7 – 12	$1,888,851.20
13 – 24	$1,945,516.70
25 – 36	$2,003,882.20
37 – 48	$2,063,998.60
49 – 60	$2,125,918.50
61 – 72	$2,189,696.00
73 – 84	$2,255,386.80
85 – 96	$2,323,048.40
97 – 108	$2,392,739.80
109 – 120	$2,464,521.90
121 – 132	$2,538,457.50
133 – 144***	$2,614,611.20

(e) The Advance Rent shall be modified and increased to be “One Million Eight Hundred Eighty-Eight Thousand Eight Hundred Fifty-One and 20/100 Dollars ($1,888,851.20) per month (based upon 581,185 rentable square feet in the Premises at the rate of $3.25 per square foot per month), subject to modification based on the financial measurement of the Premises.”

(f) The minimum Letter of Credit amount after reduction shall be increased to be $3,004,072.80.

(g) All references to the Premises containing 556,362 rentable square feet are modified to mean 581,185 rentable square feet; all references to the Project containing 632,172 rentable square feet are modified to mean 656,995 rentable square feet; and all calculations based upon the rentable square footage of the Premises (including, without limitation, the Tenant Improvement Allowance defined in Exhibit B) and/or the rentable square footage of the Project shall be modified based upon the increased rentable square footages provided above.

2.	CONTINGENCIES; OCCUPANCY; ADJUSTMENT OF COMMENCEMENT DATE; TENANT’S RIGHTS

2.1 Landlord Requirements. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that (a) Landlord must obtain the following land use permits and approvals from the City of Sunnyvale in order to develop the Project for the Permitted Use: (i) rezone the Premises site to authorize the Permitted Use up to a 100% maximum floor area ratio and a 100 foot maximum building height (“Rezone”), (ii) design review approval (“Design Review Approval”) of the Buildings and Premises site improvements (and the Rezone and Design Review Approval shall be in substantially the form approved by the City Council of the City of Sunnyvale at a public hearing on June 19, 2012 and as adopted as Motion RTC 12-158), (iii) a tentative or final parcel map or equivalent subdivision approval as required by the City of Sunnyvale (“Parcel Map”), and (iv) various demolition and grading permits (“Permits”) necessary to construct the Warm Shell Improvements (defined herein) and the necessary building Permits for the construction of the Warm Shell Improvements (“Building Permits”) (collectively, the “Land Use Contingency”); (b) Landlord must acquire fee title to a portion of the Premises located at 595 N. Mathilda Avenue, Sunnyvale, California and the Additional Property (if applicable) prior to commencing construction and delivering the Premises to Tenant in accordance with the requirements set forth in this Lease (collectively, the “Property Contingency”); (c) Landlord must obtain a commercially reasonable construction loan to fund the construction of the Warm Shell Improvements and the “Tenant Improvement Allowance” (as defined in Exhibit B attached hereto), or waive the requirement to obtain the construction loan (in which event Landlord shall provide to Tenant reasonable assurances of Landlord’s capacity to fund the construction of the Warm Shell Improvements and to pay the Tenant Improvement Allowance) (the “Construction Loan Contingency”); and (d) if Landlord has not waived the Construction Loan Contingency, Landlord must deliver to Tenant an SNDA (as defined below) in a form reasonably acceptable to Tenant from Landlord’s construction lender that includes the right of Tenant to offset against Base Rent any portion of the Tenant Improvement Allowance to which Tenant is entitled, but which remains unpaid by Landlord and any other express offset rights to which Tenant is entitled under this Lease (subject to applicable notice and cure periods) (the “SNDA Contingency”, which together with the Land Use Contingency, Property Contingency and Construction Loan Contingency are collectively referred to as the “Landlord Requirements” and individually as a “Landlord Requirement”). Landlord agrees to use diligent good faith efforts to satisfy the Landlord Requirements as soon as reasonably practicable, but Landlord does not make any representation or warranty as to whether Landlord can or will satisfy all of the Landlord Requirements. Landlord shall promptly submit written evidence to Tenant of the satisfaction of the Land Use Contingency, Property Contingency, Construction Loan Contingency (or waiver thereof with respect to the Construction Loan Contingency) and the SNDA Contingency if Landlord has not waived the Construction Loan Contingency as soon as the satisfaction of each such contingency has been obtained (or waiver thereof with respect to the Construction Loan Contingency). If for any reason (i) the Property Contingency has not been satisfied by May 31, 2013, or (ii) the Land Use Contingency has not been satisfied by May 31, 2013, or (iii) the Construction Loan Contingency (or waiver thereof), and, the SNDA Contingency (if Landlord has not waived the Construction Loan Contingency as provided above), are not satisfied by the date that is one hundred twenty (120) days following the mutual execution of this Lease (each date being, a “Tenant Contingency Date”), then at any time thereafter until each and every one of such Landlord Requirements have been satisfied, Tenant may terminate this Lease by written notice to Landlord, in which event this Lease shall terminate, Landlord promptly shall return to Tenant the Letter of Credit, the prepaid Rent and all other sums paid by Tenant to Landlord under this Lease (to the extent same have actually been paid by Tenant), and the parties shall thereafter have no further obligations to each other except for those obligations that expressly survive the termination of this Lease. In addition, if Tenant has not exercised its termination rights pursuant to this Section 2.1, then if despite Landlord’s diligent good faith efforts the Land Use Contingency and the Property Contingency have not been satisfied by September 30, 2013, or the Construction Loan Contingency has not been satisfied by or waived by June 30, 2013, then, so long as Landlord is not in default under this Lease beyond applicable notice and cure periods, at any time thereafter until such Landlord Requirements have been satisfied, Landlord shall have the right to terminate this Lease by written notice to Tenant, in which event this Lease shall terminate, Landlord shall promptly return the Letter of Credit to the issuing bank for cancellation in accordance with the reasonable requirements imposed by the issuing bank, and shall promptly return to Tenant the Prepaid Rent and all other sums paid by Tenant to Landlord (to the extent same have actually been paid by Tenant), and the parties shall thereafter have no further obligations to each other except for those obligations that expressly survive the termination of this Lease. Notwithstanding anything to the contrary set forth above, if fee title to the Additional Property cannot be obtained by October 31, 2012, then neither Landlord nor Tenant shall be permitted to terminate this Lease, and instead the provisions of Section 1.2 above shall be rendered void and of no further force and effect (i.e. the Premises shall remain 556,362 square feet and all calculations shall remain subject to that number in lieu of being increased as provided in Section 1.2 above).

2.2 Commencement Date. If this Lease is not terminated pursuant to Section 2.1 above or Section 2.4 below, the “Commencement Date” shall occur on the earlier of: (i) the date of Substantial Completion of the Tenant Improvements (as such terms are defined in Exhibit B attached hereto), or (ii) the date which is three (3) months following the Delivery Date as determined as provided in Section 2.3 below, subject to any Landlord Delay, Force Majeure Delay not to exceed ninety (90) days and Tenant Plan Delay (not to exceed ninety (90) days (as such terms are defined in Exhibit B). Tenant shall use Landlord’s Contractor (as defined below) for the Tenant Improvements, subject to (i) Tenant’s approval, which shall not be unreasonably withheld or delayed if the bids submitted are competitive, of the bids submitted by Landlord’s Contractor and its subcontractors, and (ii) Tenant’s right to audit Landlord’s Contractor’s books and records with respect to the Tenant Improvements as set forth in Exhibit B attached hereto. Within ten (10) business days after written request by Landlord (which request shall not be made until Substantial Completion of the Tenant Improvements has occurred in all the Buildings), Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit D hereto, wherein the parties shall specify the actual Commencement Date as calculated as set forth above (which such date shall be the “Commencement Date” for all purposes of this Lease), the Expiration Date and the date on which Tenant is to commence paying Rent. The word “Term” whenever used herein refers to the initial term of this Lease and any valid extension(s) or renewal(s) thereof. For avoidance of doubt, Tenant’s occupancy of one or more Buildings for purposes of commencing business operations prior to Substantial Completion of the Tenant Improvements in all of the Buildings shall not be deemed to modify the Commencement Date or the Expiration Date of this Lease, but Tenant’s obligation to pay Rent for such Building or Buildings shall be as set forth in the Basic Lease Information and Tenant shall be subject to all the other terms and conditions of this Lease with respect to the particular occupancy and business operations.

2.3 Delivery of Warm Shell Improvements. Landlord shall use diligent good faith efforts to deliver the Premises to Tenant with the warm shell improvements described in Exhibit B-1 attached hereto (the “Warm Shell Improvements”) Substantially Completed (as such term and its correlative variations are defined in Exhibit B attached hereto) at Landlord’s sole cost and expense and free of all tenancies and personal property, as soon as reasonably practicable, but not earlier than January 15, 2014. Landlord anticipates that Substantial Completion of the Warm Shell Improvements will occur by July 31, 2014 (the “Anticipated Delivery Date”, and the date on which such delivery actually occurs is referred to herein as the “Delivery Date”). If Landlord fails to deliver the Premises to Tenant in the required condition by the Anticipated Delivery Date for reasons other than Tenant Delay or a Tenant Plan Delay (as such terms are defined in Exhibit B attached hereto), then the actual Delivery Date, the Commencement Date and the Base Rent Abatement Period shall be adjusted based upon the actual delivery date as determined above. If, however, the actual Delivery Date is delayed beyond July 31, 2014 solely as a result of any Tenant Delay or a Tenant Plan Delay, then the Delivery Date as would otherwise have been established will be accelerated by the number of days of such Tenant Delays and Tenant Plan

Delays (provided that such date is in no event prior to January 15, 2014). If Tenant shall occupy any Building before the Commencement Date has occurred, such occupancy shall be subject to all the provisions of this Lease with respect to the Building, including the requirement to perform all of Tenant’s obligations hereunder with respect to the Building; provided, however, Landlord shall waive Tenant’s obligation to pay Base Rent and Additional Rent during such pre-Commencement Date occupancy, other than payment of all utility charges incurred during the pre-Commencement Date occupancy; provided that if Tenant commences business operation therefrom (as opposed to construction work only), then the foregoing waiver shall be of no further force and effect. In addition to the foregoing and the provisions of Section 2.5 below and Exhibit B attached hereto regarding such early occupancy, Landlord shall have the right to impose additional reasonable conditions on Tenant’s early entry and occupancy.

2.4 Termination Rights Relating to Construction; Liquidated Damages.

2.4.1 If Landlord does not commence the rough-grading and demolition work necessary to commence the Warm Shell Improvements by August 1, 2013 (subject to extensions for casualty [up to ninety (90) days] or Tenant Delays or Tenant Plan Delays), then Tenant shall have the right, as its sole and exclusive remedy at law and in equity (subject, however, to the reimbursement by Landlord described below), to deliver a notice to Landlord (“Failure to Commence Termination Notice”) electing to terminate this Lease effective on the date that is thirty (30) days after Landlord’s receipt of such notice. Such Failure to Commence Termination Notice must be delivered by Tenant, if at all, no later than September 1, 2013. Notwithstanding the foregoing, if Landlord commences such work within the thirty (30) day period following Landlord’s receipt of Tenant’s Failure to Commence notice, then such Failure to Commence Termination Notice shall be of no further force and effect. Upon any termination of the Lease as provided in this Section 2.4.1, neither party shall have any further rights or obligations hereunder except for those obligations that expressly survive the termination of this Lease, and except that Landlord shall reimburse Tenant its actual and verifiable, out-of-pocket consultant costs (including, without limitation, Tenant’s actual and verifiable, out-of-pocket architectural, construction contractor and attorneys’ fees and costs) incurred in connection with this Lease in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000).

2.4.2 If construction of the Warm Shell Improvements substantially ceases for more than one hundred fifty (150) consecutive days for reasons other than Tenant Delays, Tenant Plan Delays or Tenant’s failure to comply with its obligations hereunder (such Tenant obligations being subject to the provisions of Section 40 below) (it being understood that such 150 day period shall be extended by one day for each day of any such Tenant Delays, Tenant Plan Delays or Tenant’s failure to comply with its obligations hereunder [such Tenant obligations being subject to the provisions of Section 40 below]), then Tenant may as its sole and exclusive remedy at law and in equity (subject, however, to the reimbursement by Landlord set forth below), deliver a notice to Landlord (“Cessation of Construction Termination Notice”) electing to terminate this Lease effective on the date that is thirty (30) days after receipt of such notice; provided, however, that such one hundred fifty (150) consecutive day period shall be extended day-for-day for each day of any delay caused by a Force Majeure Delay up to a maximum of ninety (90) additional days of delay due to a Force Majeure Delay. Such Cessation of Construction Termination Notice must be delivered, if at all, no earlier than the expiration of such one hundred fifty (150) day period (as such one hundred fifty (150) day period may be extended by any Tenant Delay, Tenant Plan Delays, Tenant’s failure to comply with its obligations hereunder (such Tenant obligations being subject to Section 40 below), and up to ninety (90) additional days due to Force Majeure Delays) and no later than ninety (90) days following the end of such one hundred fifty (150) day period (as such one hundred fifty (150) day period may be extended by up to ninety (90) additional days due to Force Majeure Delays and day-for-day due to any Tenant Delays, Tenant Plan Delays and Tenant’s failure to comply with its obligations hereunder [such Tenant obligations being subject to Section 40 below]). Notwithstanding the foregoing, if construction of the Warm Shell Improvements re-commences in the thirty (30) day period following Landlord’s receipt of Tenant’s Cessation of Construction Notice, then such Cessation of Construction Termination Notice shall be of no further force and effect. In addition, if Tenant has not exercised its termination right pursuant to this Section 2.4.2, and, despite Landlord’s diligent good faith efforts, construction of the Warm Shell Improvements has substantially ceased for more than two hundred forty (240) consecutive days for reasons other than Tenant Delay, Tenant Plan Delays and Tenant’s failure to comply with its obligations hereunder (such Tenant obligations being subject to Section 40 below) and up to a maximum of ninety (90) days of Force Majeure Delay, then, so long as Landlord is not in default under this Lease beyond applicable notice and cure periods, Landlord may elect to terminate this Lease effective on the date that is thirty (30) days after Tenant’s receipt of such notice. Landlord’s written notice must be delivered, if at all, within thirty (30) days after the last day of the two hundred forty (240) day period (as same may be extended as provided above). Upon any termination of the Lease as provided in this Section 2.4.2, neither party shall have any further rights or obligations hereunder except for those obligations that expressly survive the termination of this Lease, and except that Landlord shall reimburse Tenant its actual and verifiable, out-of-pocket consultant costs (including, without limitation, Tenant’s actual and verifiable, out-of-pocket architectural, construction contractor and attorneys’ fees and costs) incurred in connection with this Lease in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00).

2.4.3 For purposes of this Section 2.4.3, the “Outside Date” shall be October 31, 2014, as extended by the number of days of any Tenant Delays and Tenant Plan Delays; provided, however, the Outside Date shall not be extended by reason of Landlord Delays or Force Majeure Delays. Notwithstanding any provision in this Lease to the contrary, if Landlord does not Substantially Complete construction of the Warm Shell Improvements by the Outside Date, then Tenant, as its sole and exclusive remedy at law and in equity (subject to the reimbursement by Landlord set forth below), at any time from and after the Outside Date until the Warm Shell Improvements are Substantially Complete, may terminate this Lease by delivering thirty (30) days written notice of such termination to Landlord (“Termination Notice”); provided, however, that if Landlord will not be able to Substantially Complete the Warm Shell Improvements by the Outside Date, then Landlord may deliver to Tenant a proposed recovery schedule for completion of the Warm Shell Improvements that includes, among other items, a new Outside Date. Upon its receipt of any such recovery schedule and new Outside Date, Tenant shall elect by written notice delivered to Landlord within fifteen (15) days thereafter either to (i) terminate this Lease, in which event this Lease shall terminate as of the date of Landlord’s receipt of such notice, or (ii) agree with Landlord’s proposed recovery schedule and new Outside Date (as same may have been negotiated between Landlord and Tenant within the fifteen (15) day period described above). If the parties reach agreement on a recovery schedule and new Outside Date, then the parties shall promptly execute an amendment to this Lease to incorporate such recovery schedule and new Outside Date, it being understood that if the Warm Shell Improvements are not Substantially Completed by the new Outside Date for any reason other than Tenant Delay or Tenant Plan Delay (it being understood that the new Outside Date shall be extended by one day for each day of any Tenant Delay or Tenant Plan Delay, it also being understood that Force Majeure Delays or Landlord Delays shall in no event extend the new Outside Date), then the foregoing rights and obligations of the parties pursuant to this Section 2.4.3 shall again be applicable. Notwithstanding the foregoing, in the event the Warm Shell Improvements are Substantially Completed within thirty (30) days after receiving a termination notice as provided above, then Tenant’s Termination Notice shall be of no further force and effect. Upon any termination of this Lease as provided in this Section 2.4.3, neither party shall have any further rights or obligations hereunder except for those obligations that expressly survive the termination of this Lease, and except that Landlord shall reimburse Tenant’s actual and verifiable. out-of-pocket consultant costs (including, without limitation, Tenant’s actual and verifiable, out-of-pocket architectural, construction contractor and attorneys’ fees and costs) incurred in connection with this Lease in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000.00).

2.4.4 Additionally, Landlord acknowledges that (a) Tenant is physically relocating a substantial number of employees, and substantial amounts of equipment, furniture, files, and other items of Tenant’s property; and (b) that such move must be planned well in advance and must be coordinated with the Substantial Completion of the Warm Shell Improvements and Tenant Improvements in order to avoid substantially disrupting Tenant’s business operations and to avoid substantial costs in relocating Tenant’s property and obtaining temporary office space. In the event the Warm Shell Improvements are not Substantially Completed by August 30, 2014 (as such date may be extended by Tenant Delays, Tenant Plan Delays or Force Majeure Delays), Tenant, as its sole and exclusive remedy at law and in equity, except as expressly provided in Section 2.4.3 above, will be entitled to rent abatement from Landlord for the detriment resulting from Landlord’s failure to Substantially Complete the Warm Shell Improvements by such date (as same may be extended as provided above), and that the calculation of such damages would be extremely difficult to fix and to prove. Therefore, Landlord and Tenant agree that the damages will be as follows: if the Warm Shell Improvements are not Substantially Completed by August 30, 2014 (as such date may be extended by Tenant Delays, Tenant Plant Delays or Force Majeure Delays), then for the first thirty (30) days of delay thereafter, Tenant shall be entitled to an abatement of Base Rent equal to Thirty Thousand One Hundred Thirty-Six Dollars ($30,136.00) per day, and for each day of delay thereafter until such time as the Warm Shell Improvements are Substantially Completed, Tenant shall be entitled to an abatement of Base Rent from Landlord in the amount of Sixty-Thousand Two Hundred Seventy-Two and 55/100 Dollars ($60,272.55) per day. Landlord acknowledges that any rent abatement pursuant to this Section 2.4.4 shall be in addition to the abatement of Base Rent described in the Basic Lease Information. Both Landlord and Tenant acknowledge that such amount is presently reasonable considering all of the circumstances existing as of the date of this Lease, including, without limitation, the range of harm to Tenant that reasonably could be anticipated and the anticipation that proof of actual damages would be extremely difficult and impracticable, and that such liquidated damages are not intended as a forfeiture or penalty, but are intended to constitute liquidated damages. By executing this provision where indicated below, each party specifically confirms the accuracy of the statements made above and the fact that each party fully understood the consequences of these liquidated damages provisions at the time this Lease was made.

Landlord’s Initials:                                  Tenant’s Initials:

2.4.5 Notwithstanding anything to the contrary set forth in this Section 2.4, upon any termination of this Lease by Tenant or Landlord pursuant to the provisions of this Section 2.4, Landlord promptly shall return to the Letter of Credit to the issuing bank for cancellation in accordance with the reasonable requirements imposed by the issuing bank, and shall promptly return to Tenant the Advance Rent and all other sums paid by Tenant to Landlord under this Lease to the extent that Tenant has actually paid and/or deposited such amounts with Landlord.

2.5 Early Entry. Following the Delivery Date until the Commencement Date (such period being referred to as the “Early Entry Period”), Tenant shall be permitted to enter the Premises for the purposes of designing, constructing and installing the Tenant Improvements and otherwise preparing the Premises for its occupancy. Tenant’s entry onto the Premises during the Early Entry Period shall be subject to all of the terms and conditions of this Lease except for the obligation to pay Rent, which shall not commence until the Commencement Date (provided that Tenant shall be responsible for the cost of all utilities serving the Premises and incurred during the Early Entry Period, and if such bills are delivered to Landlord, Tenant shall reimburse Landlord the costs therefor within thirty (30) days of receipt of Landlord’s written demand). Prior to Tenant’s entry onto the Premises, Tenant shall deliver to Landlord all insurance certificates evidencing the insurance required to be obtained by Tenant (or its contractors and/or consultants, as applicable) under Section 12 and Exhibit B attached hereto.

3.	RENT

On the date that Tenant executes this Lease, Tenant shall deliver the original executed Lease to Landlord. Subject to the provisions of Section 40 below and the required payment periods set forth therein, Tenant shall deliver to Landlord the Advance Rent (which shall be applied against the Base Rent applicable for the first month that Tenant is required to pay Rent [i.e., the 7th month of the Lease Term]). Tenant agrees to pay Landlord all Base Rent due under this Lease, without prior notice or demand, abatement, offset, deduction or claim, except as otherwise specifically provided herein, in advance at Landlord’s Address commencing on the 1st day of the eighth (8th) month of the Lease Term and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant’s Share of Operating Expenses and Tax Expenses pursuant to Section 6.3, Common Area Utility Costs, and Utility Expenses. The term “Rent” whenever used herein refers to the aggregate of all these amounts. During the Base Rent Abatement Period, Tenant shall continue to be liable for the payment of all Additional Rent. The Rent for any fractional part of a calendar month at the commencement or expiration or termination of the Lease Term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first (1st) day of the calendar month in which the date of expiration or termination occurs.

4.	LETTER OF CREDIT

4.1 General Provisions. Subject to the provisions of Section 40 below and the limitation imposed by the Maximum Guarantee Test (defined therein), Tenant, within thirty (30) days after full execution of this Lease by Landlord and Tenant, shall deliver to Landlord, as additional collateral for the full performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, including, but not limited to, any post lease termination damages under section 1951.2 of the California Civil Code, a standby, unconditional, irrevocable, transferable letter of credit (the “Letter of Credit”) in the face amount of Ten Million Dollars ($10,000,000.00) (the “Letter of Credit Amount”), naming Landlord as beneficiary, issued by a financial institution acceptable to Landlord in Landlord’s sole but reasonable discretion, permitting multiple and partial draws thereon, and otherwise in form acceptable to Landlord in its reasonable discretion. Landlord hereby approves Bank of America, N.A. as the issuing financial institution. Landlord and Tenant agree to advise the bank of the provisions of Section 40 below. Tenant shall cause the Letter of Credit to be continuously maintained in effect (whether through replacement, renewal or extension) in the Letter of Credit Amount (as the same may be reduced as described in Section 4.6 below) through the date (the “Final LC Expiration Date”) that is ninety (90) days after the scheduled expiration date of the Term or any Extended Term of this Lease. If the Letter of Credit held by Landlord expires earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), Tenant shall deliver a new Letter of Credit, an amendment to the Letter of Credit or a certificate of renewal or extension to Landlord not later than thirty (30) days prior to the expiration date of the Letter of Credit then held by Landlord. Any renewal or replacement Letter of Credit shall comply with all of the provisions of this Section 4, shall be irrevocable, transferable and shall remain in effect (or be automatically renewable) through the Final LC Expiration Date upon the same terms as the expiring Letter of Credit.

4.2 Drawings under Letter of Credit. Subject to the cap imposed by the Maximum Guarantee Test pursuant to Section 40.1, as evidenced by the then-incurred cost reports provided by Landlord and Tenant pursuant to Section 40.4 below, Landlord shall have the right to draw upon the Letter of Credit in whole or in part (subject to the Maximum Guarantee Test): (i) if an event of default occurs and is not cured within the applicable cure period provided for such default in this Lease (in which case Landlord may draw against the Letter of Credit for the costs permitted by Section 4.3 below); or (ii)

if the Letter of Credit held by Landlord expires (or is set to expire) earlier than the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), and Tenant fails to deliver to Landlord, at least thirty (30) days prior to the expiration date of the Letter of Credit then held by Landlord, a renewal or substitute Letter of Credit that is in effect and that complies with the provisions of this Section 4. Landlord’s draw shall be accompanied by a dated statement signed by Landlord stating that the amount of the draw requested does not violate the provisions of Section 40, including, without limitation, Section 40.1 of this Lease. Except as set forth in Section 40.1 below, no condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any event of default by Tenant under this Lease or upon the occurrence of any of the other events described above in this Section 4.

4.3 Use of Proceeds by Landlord. The proceeds of the Letter of Credit shall constitute Landlord’s sole and separate property (and not Tenant’s property or the property of Tenant’s bankruptcy estate) and, in the event of any default by Tenant beyond applicable notice and cure periods, Landlord may upon any draw permitted by Section 40 below by delivering demand to the issuing bank (which demand to the bank shall not require notice to Tenant so long as the notice and cure period above has been provided) apply or offset the proceeds of the Letter of Credit: (i) against any rent payable by Tenant under this Lease that is not paid when due; (ii) against all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it may suffer as a result of any default by Tenant under this Lease, including any damages arising under section 1951.2 of the California Civil Code following termination of the Lease; (iii) against any costs incurred by Landlord in connection with this Lease resulting solely from Tenant’s default (including reasonable attorneys’ fees); and (iv) against any other amount that Landlord may spend or become obligated to spend by reason of Tenant’s default. Provided Tenant has performed all of its obligations under this Lease, Landlord agrees to pay to Tenant within thirty (30) days after the Final LC Expiration Date the amount of any proceeds of the Letter of Credit received by Landlord and not applied as allowed above, or, if no draw has been made, Landlord will return the Letter of Credit to the issuing bank for cancellation in accordance with the reasonable requirements imposed by the issuing bank therefor; provided, that if prior to the Final LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Federal Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused Letter of Credit proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal.

4.4 Additional Covenants of Tenant. If, as result of any application or use by Landlord of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than the Letter of Credit Amount, Tenant shall, within five (5) business days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount, as the same may be reduced pursuant to Section 4.6 below), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Section 4, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in this Lease, the same shall, at Landlord’s election, constitute an uncurable event of default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

4.5 Transfer of Letter of Credit. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant’s consent thereto, transfer the Letter of Credit to a person or entity who is Landlord’s successor in interest to the Lease or Landlord’s interest in the Building, or Landlord’s mortgagee, and/or to have the Letter of Credit reissued in the name of Landlord’s mortgagee. If Landlord transfers its interest in the Building and transfers the Letter of Credit (or any proceeds thereof then held by Landlord) to the transferee, Landlord shall, without any further agreement between the parties hereto, thereupon be released by Tenant from all liability therefor. The provisions hereof shall apply to every transfer or assignment of all or any part of the Letter of Credit to a new landlord. In connection with any such transfer of the Letter of Credit by Landlord, Tenant shall, at Tenant’s sole cost and expense, execute and submit to the issuer of the Letter of Credit such applications, documents and instruments as may be necessary to effectuate such transfer. Tenant shall be responsible for paying the issuer’s transfer and processing fees in connection with any transfer of the Letter of Credit.

4.6 Reduction in Letter of Credit Amount. Subject to the provisions of this Section 4.6 and provided that Tenant is not then in actual default of any provision of this Lease beyond the applicable notice and cure period, and provided that no Event of Default (as defined in Article 18 of this Lease) has occurred at any time prior to a Reduction Date (defined below), Tenant shall be entitled to reduce the Letter of Credit as provided below. If Tenant is not then in actual default of any provision of this Lease beyond the applicable notice and cure period, and provided that no Event of Default (as defined in Article 18 of this Lease) has occurred at any time prior to the applicable “Reduction Date” in question, Tenant shall then be entitled to reduce the Letter of Credit to the following amounts at the following times:

(i) To an amount equal to $8,000,000.00 as of the first anniversary of the Commencement Date (the “First Reduction Date”);

(ii) To an amount equal to $6,000,000.00 as of the second anniversary of the Commencement Date (the “Second Reduction Date”); and

(iii) To an amount equal to $2,892,405.50 (subject to adjustment as provided in Section 1.2(f) above) as of the third anniversary of the Commencement Date (the “Third Reduction Date”).

If Tenant is entitled to reduce the Letter of Credit on a Reduction Date, and the Letter of Credit does not provide for automatic reductions, Landlord shall execute any documents reasonably requested by Tenant and the issuing bank to effectuate the applicable reduction of the Letter of Credit, within fifteen (15) business days after Tenant submits such documents to Landlord for execution provided Tenant is not then in default under this Lease.

4.7 Nature of Letter of Credit. Landlord and Tenant (i) acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any Law applicable to security deposits in the commercial context including Section 1950.7 of the California Civil Code, as such section now exists or as may be hereafter amended or succeeded (“Security Deposit Laws”), (ii) acknowledge and agree that the Letter of Credit (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (iii) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of Law, now or hereafter in effect, which (A) establish the time frame by which Landlord must refund a security deposit under a lease, and/or (B) provide that Landlord may claim from the Security Deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified in this Section 4 and/or those sums reasonably necessary to compensate Landlord for any loss or damage caused by Tenant’s breach of this Lease or the acts or omissions of Tenant, including any damages Landlord suffers following termination of this Lease.

4.8. Limitation on Draws. For avoidance of doubt, prior to Substantial Completion of the Warm Shell Improvements, in no event shall Landlord, at any time draws against the Letter of Credit are permitted by this Section 4, draw upon the Letter of Credit any sum in excess of the cap imposed by the Maximum Guarantee Test in effect on the date of the draw.

5.	CONDITION OF PREMISES; IMPROVEMENTS

The Warm Shell Improvements and the Tenant Improvements shall be installed in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B. Landlord and Tenant hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges and agrees that, except as specifically set forth in this Lease, neither Landlord nor any of Landlord’s agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant’s business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties. All Warm Shell Improvements to be constructed hereunder shall be in compliance with the requirements of the “ADA” (defined in Section 9.1.1 below), and all costs incurred for purposes of compliance therewith shall be at Landlord’s sole expense. Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements borne by Tenant. In addition to the foregoing, (i) to the extent that any warranties made or given to Landlord from the Landlord’s Contractor and any major subcontractors with respect to the Warm Shell Improvements would reduce Tenant’s maintenance obligations under this Lease, Tenant shall be entitled to enforce, concurrently with Landlord or individually, any warranties made or given to Landlord from the Landlord’s Contractor and any major subcontractors with respect to the Warm Shell Improvements, and (ii) Landlord shall be entitled to enforce, concurrently with Tenant, or after the expiration or earlier termination of this Lease, individually, any warranties made or given to Tenant from the Tenant’s Contractor (as defined in Exhibit B attached) and any major subcontractors with respect to the Tenant Improvements. In furtherance of the foregoing, Landlord and Tenant shall each be a third party beneficiary of their respective construction agreements, and accordingly, each party hereby agrees to include a provision in their construction contracts to effectuate same.

6.	ADDITIONAL RENT

It is intended by Landlord and Tenant that this Lease be a “triple net lease.” The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, “Additional Rent”).

6.1 Operating Expenses. Tenant shall pay to Landlord Tenant’s Share of all Operating Expenses as Additional Rent. The term “Operating Expenses” as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, management, maintenance, repair, replacement and operation of the Premises, the Parking Structure, the Common Area and all other portions of the Project. Tenant is responsible for one hundred percent (100%) of the Operating Expenses for the Buildings, the Premises and the underlying real property upon which the Buildings are located and a prorata share (as determined above) for the Operating Expenses for the Parking Structure and the underlying real property upon which the Parking Structure is located. Subject to the roman-numbered exclusions provided in this Section 6.1 below, these Operating Expenses may include, but are not limited to, Landlord’s cost of:

6.1.1 repairs to, and maintenance of, elevators, the roof membrane, the non-structural portions of the roof and the non-structural elements of the perimeter exterior walls of the Buildings;

6.1.2 maintaining the outside paved area, landscaping and other common areas of the Project. The term “Common Areas” shall mean all areas and facilities located outside of the Buildings, the underlying real property upon which the Buildings are located, the Parking Structure and the underlying real property upon which the Parking Structure is located, and the common area parcel (the “Common Area Parcel”) identified on Exhibit A-1 attached hereto, and all improvements and facilities located thereon, including, without limitation, all public art. The Common Areas include, but are not limited to, the Parking Structure, the parking areas, access and perimeter roads, sidewalks, and landscaped areas and the Common Area Parcel;

6.1.3 annual insurance premium(s) insuring against personal injury and property damage (including, if Landlord elects, “all risk” or “special purpose” coverage) and all other insurance, including, but not limited to, flood and commercially reasonable earthquake for the Project and all parking areas for the Project, rental value insurance against loss of Rent for a period of at least twelve (12) months commencing on the date of loss, and subject to the provisions of Section 25 below, any deductible (the deductible to be reimbursed by Tenant to Landlord, with respect to personal injury and property damage insurance, shall not to exceed $10,000.00 per casualty, and the deductible to be reimbursed by Tenant to Landlord with respect to earthquake, terrorism, or flood insurance shall not exceed $25,000.00 per casualty);

6.1.4 (i) modifications and/or new improvements to any portion of the Project occasioned by any rules, laws or regulations that first become effective subsequent to the Delivery Date; (ii) reasonably necessary replacement improvements to any portion of the Project after the Delivery Date; and (iii) new improvements to the Project that reduce operating costs or improve life/safety conditions, all of the foregoing as reasonably determined by Landlord, in its sole but reasonable discretion; provided, however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shall be amortized on a straight-line basis over a reasonable period, which shall not be less than the lesser of ten (10) years or the reasonably estimated useful life of such modifications, new improvements or replacement improvements in question determined in accordance with generally accepted real estate accounting principles consistently applied (at an interest rate as reasonably determined by Landlord [but not to exceed 8% per annum]), and Tenant shall pay Tenant’s Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

6.1.5 the management and administration of any and all portions of the Project, including, without limitation, a property management fee equal to two percent (2%) of Base Rent payable for the Project, accounting, auditing, billing, postage, salaries and benefits for clerical and supervisory employees, whether located on the Project or off-site, payroll taxes and legal and accounting costs and all fees, licenses and permits related to the ownership, operation and management of the Project (collectively, the “Administrative Expenses”);

6.1.6 preventative maintenance and repair contracts including, but not limited to, contracts for elevator systems (if any) and heating, ventilation and air conditioning systems, lifts for disabled persons, if Landlord elects to so procure;

6.1.7 security and fire protection services for any portion of the Project, if and to the extent, in Landlord’s sole discretion, such services are provided;

6.1.8 annual recurring costs incurred or relating to compliance with any transportation demand management plan (including, without limitation, the costs of ongoing programs and subsidies, alternative work scheduling, any transportation coordinator and for the assumption of all transportation coordinator responsibilities as required by the plan), stormwater management plan (excluding initial infrastructure expenses for storm water management), landscape maintenance plan, tree maintenance plan, or other similar monitoring program required for the Premises pursuant to any conditions of approval imposed by the City of Sunnyvale or other governmental agency as a condition of the Rezone, Design Review or Parcel Map;

6.1.9 supplies, materials, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Project;

6.1.10 any and all levies, charges, fees and/or assessments payable to any applicable owner’s association or similar body or otherwise payable pursuant to any covenants, conditions and restrictions encumbering or hereafter encumbering the Project;

6.1.11 any barrier removal work or other required improvements, alterations or work to any portion of the Project generally required under the ADA due to changes in or new requirements under the ADA after the Delivery Date (the “ADA Work”); provided, if any ADA Work is required under the ADA due to Tenant’s particular use of the Premises (as opposed to general office uses) or any Alteration (defined below) made to the Premises by or on behalf of Tenant, then the cost of such ADA Work shall be borne solely by Tenant and shall not be included as part of the Operating Expenses;

6.1.12 the repairs and maintenance items set forth in Section 11.2 below; and

6.1.13 all utility charges associated with the maintenance, repair and operation of the Common Area, including, without limitation, the Parking Structure.

Notwithstanding anything in this Section 6.1 to the contrary, the term “Operating Expense” shall not include any of the following and none of the following items shall be payable in whole or in part by or in any way charged to Tenant:

(i) Interest or penalties resulting from late payment of any Operating Expense by Landlord due to Landlord’s negligence or willful misconduct (unless Landlord in good faith disputes a charge and subsequently loses or settles that dispute); provided, that Tenant timely pays Tenant’s Share of Operating Expenses and Tax Expenses to Landlord when due as set forth herein;

(ii) Costs associated with the investigation and/or remediation of Hazardous Materials (hereinafter defined) present in, on or about the Premises or the Project, unless such costs and expenses are the responsibility of Tenant as provided in Section 27 of this Lease, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 27 of this Lease;

(iii) Any cost or expense which is actually reimbursed to Landlord through insurance, warranties or otherwise;

(iv) Costs attributable to seeking and obtaining new tenants in the Project as well as retaining existing tenants in the Project (other than Tenant), if any, such as advertising, promotional costs, brokerage commissions, architectural, engineering and attorneys’ fees and costs for renovations and improvements to buildings in the Project other than the Premises;

(v) Any items for which Landlord is actually reimbursed by any other tenant of the Project;

(vi) Real estate brokers’ leasing commissions;

(vii) Other than any interest charges for capital improvements referred to in Section 6.1.4 hereinabove, any interest or payments on any financing for the Buildings or the Project, and any bad debt loss, rent loss or reserves, and rent due under any ground lease;

(viii) Any costs, fines or penalties incurred solely and directly resulting from actual violations by Landlord of any governmental rule or authority for which Landlord is responsible hereunder;

(ix) Costs associated with the operation of the business of the entity which constitutes Landlord or Landlord’s property manager, as the same are distinguished from the cost of operation of the Buildings or the Project, including partnership or corporate accounting and legal matters, costs of defending any lawsuits with any mortgagee or lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Project or the Buildings, disputes of Landlord with the property management company managing the Project, to the extent any of the aforementioned costs are not, in any way, attributable to the use being made of the Premises by Tenant and Tenant’s Representatives or otherwise attributable to the acts or omissions of Tenant and/or any of Tenant’s Representatives;

(x) Overhead and profit paid to subsidiaries or affiliates of Landlord for management services to the extent that the cost of those items would not have been paid had the services been provided by unaffiliated parties on a competitive basis;

(xi) Costs relating to the repair of the structural portions of (i) the roof (excluding room membrane), (ii) floors, (iii) foundations and (iv) exterior perimeter walls of the Buildings (exclusive of glass and exterior doors);

(xii) Advertising or promotional costs;

(xiii) Costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any commercially reasonable deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided such costs of repairs or other work shall be paid by the parties in accordance with the provisions of Sections 25 and 26 below;

(xiv) Except for the Administrative Expenses, executive wages, salaries, compensation and labor for any employee above the level of project manager or building engineer, or any fee, profit or compensation retained by Landlord from its affiliates for management and administration of the Buildings in excess of the management fee which would be charged by a professional management service to operate comparable buildings (with comparable services and management) owned by comparable landlords;

(xv) Costs to correct any construction defect in the original construction of the Buildings or to comply with any covenants, conditions and restrictions, underwriter’s requirement or Law applicable to the Premises or Project on the Delivery Date;

(xvi) The cost of any renovation, improvement, painting or redecorating of any portion of the Project not made available for Tenant’s use or located on or in the Common Area;

(xvii) Any depreciation allowance or expense, amortization, expense reserve and other non-cash items;

(xviii) Insurance costs for coverage not customarily paid by tenants of similar projects in the vicinity of the Project and co-insurance payments;

(xix) The costs of repairs, alterations, and general maintenance necessitated by the gross negligence or willful misconduct of Landlord or its agents, employees, or contractors;

(xx) The costs, including fines, penalties, and legal fees incurred due to violations by Landlord, its employees, agents, or contractors or assigns, of building codes, any governmental rule or requirement or the terms and conditions of any contract pertaining to the Buildings or the Project;

(xxi) Any cost for overtime or other expenses to Landlord in curing Landlord’s defaults;

(xxii) The initial installation, acquisition and improvement costs for sculptures, paintings, wall hangings, or other objects of art, including, without limitation, the cost of publicly visible artworks required by the City of Sunnyvale; provided that costs incurred with respect to the repair and/or maintenance of same may be included in Operating Expenses;

(xxiii) Utility connection fees, housing mitigation fees, transportation impact fees, in-lieu fees or similar payments imposed as a condition of the Rezone, Design Review or Parcel Map authorizing construction of the Project; provided that the costs described in Section 6.1.8 above shall be permitted;

(xxiv) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

(xxv) Any other cost or expense which, under generally accepted accounting principles, consistently applied, would not be a normal maintenance or operating expense of the Buildings, including bad debt expenses and charitable contributions and donations; and

(xxvi) Any liens or levies related to Hazardous Materials on the Project, except to the extent that such liens or levies relate to Hazardous Materials for which Tenant has responsibility pursuant to Section 27 of this Lease.

Landlord agrees that (y) Landlord will not collect or be entitled to collect more than one hundred percent (100%) of the Operating Costs actually paid by Landlord in connection with the operation of the Buildings in any calendar year, and (z) Landlord shall make no profit from Landlord’s collection of Operating Expenses (provided that the foregoing shall not preclude Landlord from collecting the Administrative Expenses as provided above).

6.1.14 Notwithstanding anything to the contrary contained in this Lease, to the extent that, pursuant to the express provisions set forth in this Lease, Tenant performs, undertakes or pays for any costs listed in this Section 6.1 that are incurred in connection with the foregoing management, maintenance, repair and/or operation of the Premises, then, during such time that Tenant actually has responsibility for such costs, as provided in accordance with the provisions set forth in this Lease, the costs shall not be included in Operating Expenses or the calculation of the Administrative Expenses otherwise payable by Tenant.

6.2 Tax Expenses. During the Term Tenant shall pay to Landlord Tenant’s Share of all “Tax Expenses” (defined below) applicable to the Premises and the underlying real property upon which the Buildings are located, and the Common Area, the Parking Structure and the Amenities Building and the underlying real property upon which the same are located. Prior to delinquency, Tenant shall pay any and all taxes and assessments levied upon Tenant’s Property (defined below in Section 10) located or installed in or about the Premises by, or on behalf of Tenant. To the extent any such taxes or assessments are not separately assessed or billed to Tenant, then Tenant shall pay the amount thereof as invoiced by Landlord. Tenant shall also reimburse and pay Landlord, as Additional Rent, within thirty (30) days after demand therefor, one hundred percent (100%) of (i) any increase in real property taxes attributable to any and all Alterations, Tenant Improvements, fixtures, equipment or other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, and (ii) taxes and assessments levied or assessed upon or with respect to the possession, operation, use or occupancy by Tenant of the Premises or any other portion of the Project. The term “Tax Expenses” shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax or levy imposed by any authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises or any other portion of the Project or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term “Tax Expenses” shall not include (i) any franchise, transfer, estate, inheritance, net income, gift or excess profits tax imposed upon Landlord, or a penalty fee imposed as a result of Landlord’s failure to pay Tax Expenses when due; or (ii) penalties and interest, other than those attributable to Tenant’s failure to timely comply with its obligations pursuant to this Lease; or (iii) any supplemental real estate taxes related to any period of time before the Commencement Date or after the Expiration Date. With respect to any assessments or taxes for which Landlord has the right, within Landlord’s sole control, to elect to make a lump sum payment or cause such assessment or tax to be amortized and paid over a period of time, Landlord shall only include in the definition of Tax Expenses the amortized portion (calculated at the longest period of time permitted by such taxing authority) of such taxes and assessments (including any applicable interest charges) for purposes of this Lease.

Notwithstanding anything to the contrary contained in this Lease, Tenant shall be permitted, at Tenant’s cost, to prosecute any appeal or challenge of the amount of Tax Expense with the applicable taxing authority with respect to the Premises (but not the Amenities Building and the Parking Structure or the underlying real property beneath the Parking Structure and the Amenities Building or the Common Area Parcel). In the event Tenant prosecutes any such action, Tenant shall pay the contested Tax Expenses prior to initiating such appeal and otherwise comply with all legal requirements of the applicable taxing authority, and shall indemnify Landlord from and against any and all attorneys’ fees, appraisal fees and other fees, charges, costs and/or expenses incurred in connection with any proceedings related to the amount of the Tax Expense and/or the assessed value of the Premises. Landlord may participate in any such action prosecuted by Tenant. The authority granted to Tenant pursuant to this Section shall be non-exclusive, such that Landlord may, in Landlord’s discretion, contest Tax Expenses as related to the

Premises. In no event shall Tenant have any right to appeal or challenge the amount of Tax Expenses for the Amenities Building and the Parking Structure or the underlying real property beneath the Parking Structure and the Amenities Building or the Common Area Parcel; it being acknowledged and agreed that Landlord shall have the sole right to contest any such Tax Expenses and the cost of any such challenge or appeal shall be included in Tax Expenses.

6.3 Payment of Expenses. Landlord shall reasonably estimate Tenant’s Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day of each month throughout the remaining months of such calendar year. Thereafter, Landlord may reasonably estimate such expenses for each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant’s obligation to pay Tenant’s Share of Operating Expenses and Tax Expenses that accrue through the date of the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of this Lease until paid in full by Tenant.

6.4 Annual Reconciliation. By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall furnish Tenant with an accounting of actual and accrued Operating Expenses and Tax Expenses for the prior calendar year. Within thirty (30) days of Landlord’s delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any underpayment by Tenant at any time (subject to the limitations set forth below). Landlord shall credit the amount of any overpayment by Tenant toward the next Rent payment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant within thirty (30) days after the determination of the overpayment. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant’s Share of such expenses, and if Landlord determines that there has been an underpayment, Landlord may deduct such underpayment from Tenant’s Letter of Credit. Failure by Landlord to accurately estimate Tenant’s Share of such expenses or to otherwise perform such reconciliation of expenses shall not constitute a waiver of Landlord’s right to collect any of Tenant’s underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease, if Landlord has not delivered an accounting for any calendar year during the Term (except for the accounting applicable to the calendar year during which the Term expired or was terminated) by the date that is two (2) years after the end of the calendar year in question, Tenant shall not be obligated to pay Tenant’s Share of any underpayment of Operating Expenses or Tax Expenses for such calendar year. If the accounting for the last calendar year of the Term is not delivered to Tenant within six (6) months after the last day of such calendar year, Tenant shall not be obligated to pay Tenant’s Share of any underpayment of Operating or Tax Expenses applicable to that portion of such year comprising during the Term.

6.5 Audit. After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, at its sole cost and expense, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year (excluding the books relating to any self-insured retention program (if any) so long as the insurance costs do not exceed the third party insurance costs for similar projects in the vicinity of the Premises), during Landlord’s ordinary business hours but not more frequently than once during any calendar year. Notwithstanding the foregoing, Tenant may only audit the books and records of Landlord with respect to the Premises and/or the Lease so long as Tenant fully complies with all of the following requirements: (i) any audit by Tenant shall be conducted by an accounting or audit firm not compensated on a contingency fee basis or by a qualified employee of Tenant; (ii) any audit shall be conducted in Landlord’s offices during ordinary business hours, and after delivery to Landlord of at least thirty (30) days’ prior written notice; (iii) Tenant may only audit the books and records for the previous one (1) year period in question and after the lapse of one (1) year from the date on which Landlord delivers to Tenant any accounting or statement regarding any rental payments to be made by Tenant under this Lease, Tenant shall not have any right or ability to audit Landlord’s books and records with respect to such rental payments or charges; and (iv) if it is determined through such audit that the amount of the expenses actually paid by Tenant to Landlord for the period in question have not been overstated by an amount that is more than five percent (5%) of the aggregate of such expenses, then Tenant shall pay to Landlord within thirty (30) days after such determination, and reimburse Landlord for, the reasonable, out-of-pocket costs and expenses incurred by Landlord in connection with such audit, including without limitation, additional costs attributable to the time spent by Landlord’s property management company’s staff in connection with such audit, as such costs are reasonably determined by Landlord; provided, Landlord shall promptly pay to Tenant the amount by which such expenses had been overstated. If it is determined that Landlord overcharged Tenant by more than five percent (5%), Landlord shall reimburse Tenant for the reasonable costs and expenses incurred by Tenant in connection with such audit as evidenced by appropriate invoices; provided that such amount shall in no event exceed Seven Thousand Five Hundred Dollars ($7,500.00). Landlord and Tenant shall use their commercially reasonable efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

7.	UTILITIES AND SERVICES

Tenant shall directly pay to the applicable utility provider the cost of all (i) water, sewer use and sewer discharge fees, gas, electricity, telephone, telecommunications, cabling and other utilities billed or metered separately to the Premises and (ii) refuse pickup, garbage and waste disposal and janitorial service to the Premises, and to the extent paid for by Tenant pursuant to this Section such costs shall not be included in Operating Expenses. The foregoing shall in no event operate to modify Tenant’s obligation to pay, as part of Operating Costs, the utility charges associated with maintaining, repairing and operating the Common Area, including, without limitation, the Parking Structure. Landlord makes no representation with respect to the adequacy or fitness of the air conditioning or ventilation equipment in the Buildings to maintain temperatures which may be required for, or because of, any equipment of Tenant other than normal fractional horsepower office equipment and Landlord shall have no liability for loss or damage in connection therewith. In no event shall Landlord be obligated to provide any janitorial services to the Premises; provided that Landlord reserves the right to require Tenant to improve the scope of its janitorial services upon thirty (30) days written notice to Tenant.

7.1 Utility Expenses. For any such utility fees, use charges, or similar services that are not billed or metered separately to Tenant pursuant to the foregoing paragraph, including without limitation, water and sewer charges, and garbage and waste disposal and other utility charges associates with the maintenance, repair and operation of the Common Area, including, without limitation, the Parking Structure (collectively, “Utility Expenses”), Tenant shall pay to Landlord Tenant’s Share of Utility Expenses.

7.2 Common Area Utility Costs. For any such utility fees, use charges, or similar services applicable to the Common Area, including, without limitation, the Parking Structure that are not billed or metered separately to Tenant pursuant to the first grammatical paragraph of this Article 7 (including those associated with the Common Area, as same may be expanded), Tenant shall pay to Landlord Tenant’s Share of any Common Area utility costs, fees, charges and expenses (collectively, “Common Area Utility Costs”). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant’s Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease. Any reconciliation thereof shall be substantially in the same manner as set forth in Section 6.4 above.

7.3 Miscellaneous. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant agrees that its tenancy and occupancy hereunder shall be subject to any mandatory rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, or other portions of the Project and Common Area, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions.

7.4 Interruption of Utility Service. In the event any of the utility services essential to the use and occupancy of the Premises shall be interrupted (such that any of such services shall not be available for Tenant’s use and occupancy of the Premises) for a period in excess of seventy-two (72) hours, such interruption shall not have been the result of or arise out of a casualty or condemnation within the terms of Sections 25 or 26 or the result of any act or omission of Tenant, such interruption shall have had a material and adverse effect on Tenant’s use and occupancy of the Premises, and either (i) Landlord actually receives insurance proceeds related to such interruption, curtailment or suspension of utility services, or (ii) the interruption is caused by the gross negligence or willful misconduct of Landlord or any Landlord’s Representative (as defined in Section 13.1 below), Tenant shall receive an abatement of one (1) day of Rent for each day subsequent to the expiration of such seventy-two (72) hour period that such utility interruption continues. Tenant shall not be entitled to any abatement or to exercise any termination rights in the event Tenant is in Chronic Default of this Lease. To the extent Landlord has actual knowledge, Landlord shall notify Tenant at least forty-eight (48) hours in advance of any scheduled shut-down or interruption in utilities service; provided that Landlord makes no representation or warranty with respect to any actions that may be taken by a public utility company.

8.	LATE CHARGES

Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment by Tenant to Landlord of Base Rent (the fifth (5th) day of each month or any time thereafter), Operating Expenses (the 31st day after Tenant’s receipt of Landlord’s written demand therefor or any time thereafter), or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties imposed on Landlord as a result of Tenant’s late payment of Operating Expenses. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due, Tenant shall promptly pay to Landlord an additional sum equal to five percent (5%) of such delinquent amount plus interest on such delinquent amount at the rate equal to eight percent (8%) per annum for the time period such payments are delinquent as a late charge. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier’s check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant’s default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then for the next twelve (12) month period Landlord, at Landlord’s sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier’s check or by electronic funds transfer.

9.	USE OF PREMISES

9.1 Compliance with Laws, Rules and Regulations and Private Restrictions.

9.1.1 The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord’s prior written consent. Landlord’s consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 27 below, and (ii) does not require any additional parking spaces, and (iii) is compatible and consistent with the other uses then being made in other similar types of building projects in the Silicon Valley market area, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, “Tenant’s Representatives”) shall be subject to, and at all times in compliance with, (a) any and all applicable laws, rules, codes, ordinances, statutes, orders and regulations as same exist from time to time throughout the Term of this Lease, and all conditions of approval for the Project substantially identical with those approved for Planning Application 2012-7070 on June 19, 2012 (collectively, the “Laws”), including without limitation, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto and all requirements of Title 24 of the State of California (collectively, the “ADA”), and (b) any and all rules and regulations set forth in Exhibit C hereto, any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to the construction of the Buildings and/or the construction of the Tenant Improvements, parking and the operation of the Premises and/or any other part of the Project (collectively, the “Rules and Regulations”), and (c) and any and all Private Restrictions (defined in Section 9.1.1 below), subject to the provisions set forth in Section 9.1.1 below. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises, including without limitation, the Tenant Improvements, are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or other Alterations to the Premises and/or any other portion of the Project occasioned by the enactment of, or changes to, any Laws arising from Tenant’s particular and unique use (as opposed to office uses by tenants in general) of the Premises or Alterations or other improvements made to the Premises regardless of when such Laws became effective. In the event that any modifications or improvements to the Premises are occasioned by the enactment of, or changes to, any Laws after the Commencement Date, provided such modifications or improvements are unrelated to Tenant’s particular and unique use of the Premises or Alterations installed by Tenant, any costs, fees or expenses related thereto shall be paid by Landlord and shall become Operating Expenses, and Tenant shall pay the amortized portions of such Operating Expenses as provided in Section 6.1.4 of this Lease. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises or any other portion of the Project, including without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord’s prior written consent thereto, which consent is subject to Landlord’s commercially reasonable discretion.

9.1.1 Tenant shall comply with any and all rules, covenants, conditions and restrictions (“CC&R’s”), reciprocal easement agreements, any other operating agreements and/or regulations imposed by or on behalf of any applicable owners association or similar entity or body owning and operating the Project (collectively, the “Private Restrictions”), provided same do not materially and adversely affect Tenant’s Permitted Use (as set forth in the Basic Lease Information) of the Premises, or materially increase Tenant’s obligations or materially decrease Tenant’s rights under this Lease. Landlord represents for the benefit of Tenant that as of the Lease Date there are no Private Restrictions encumbering the Project except as set forth on Exhibit G attached hereto, but Landlord anticipates recording Private

Restrictions prior to the Delivery Date. If at any time after the Lease Date Landlord intends to enter into any Private Restriction affecting the Project (whether or not recorded), prior to entering into and/or recording any such Private Restriction, Landlord shall obtain Tenant’s prior written consent thereto, which shall not be unreasonably withheld as long as such Private Restriction does not materially and adversely affect Tenant’s Permitted Use of the Project, materially increase Tenant’s obligations or materially diminish Tenant’s rights under this Lease, or interfere with Tenant’s parking or signage rights as contemplated in this Lease. Tenant acknowledges that subject to the foregoing, this Lease shall be subject and subordinate to any such Private Restrictions.

9.2 Prohibition on Use. Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way increase the existing rate of or affect any policy of fire or other insurance upon the Buildings or any of its contents (unless Tenant agrees to pay for any such increase), or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about any portion of the Premises or the Project without Landlord’s prior written consent thereto. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of Landlord. The Premises shall not be used for any unlawful purpose. Tenant shall not cause, maintain or permit any private or public nuisance in, on or about any portion of the Premises or the Project, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or permit to be committed any waste in, upon or about the Premises or any other portion of the Project. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Except as specifically set forth in Section 38, Tenant shall not install any radio or television antenna, satellite dish, microwave, loudspeaker or other device on the roof or exterior walls of any Building or any other portion of the Project. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage any Building or outside areas within the Project. Tenant shall not place any harmful liquids in the drainage systems or dump or store waste materials, refuse or other such materials, or allow such materials to remain outside any Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters.

9.3 Access. Subject to the terms and conditions set forth in this Lease, Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week.

10.	ALTERATIONS; AND SURRENDER OF PREMISES

10.1 Alterations. Tenant shall be permitted to make, at its sole cost and expense, non-structural alterations and additions to the interior of the Premises without obtaining Landlord’s prior written consent provided the cost of same does not exceed Seventy-Five Thousand Dollars ($75,000.00) per project and does not exceed a total of Three Hundred Thousand Dollars ($300,000.00) in any twenty-four (24) month period (the “Permitted Improvements”). Notwithstanding Landlord’s consent may not be required, Tenant shall notify Landlord in writing at least ten (10) days in advance of such alterations or additions comprising the Permitted Improvements so that Landlord may post a Notice of Non-Responsibility on the Premises. Except for the Permitted Improvements, Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions (collectively, with the Permitted Improvements, “Alteration(s)”), to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed so long as the proposed Alterations do not affect the structural or exterior portions of a Building. If any such Alteration is expressly permitted by Landlord, Tenant shall deliver at least ten (10) days’ prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals and all Private Restriction approvals prior to commencing any of such work and deliver a copy of same to Landlord. All Alterations shall be at Tenant’s sole cost and expense, and shall be installed by a licensed contractor (reasonably approved by Landlord) in compliance with all applicable Laws (including, but not limited to, the ADA), Private Restrictions and Rules and Regulations. Tenant shall keep the Premises, and the property on which the Premises are situated and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall, prior to construction of any and all Alterations, provide additional insurance as reasonably required, and also such assurances to Landlord, including without limitation, waivers of lien.

10.2 Surrender of Premises. At the expiration of the Term or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord (a) in good condition and repair (damage by acts of God, casualty, and normal wear and tear excepted), but with all interior walls cleaned, any carpets cleaned, all floors cleaned and, where applicable, waxed, all non-working light bulbs and ballasts replaced and all roll-up doors and plumbing fixtures in good condition and working order, and (b) in accordance with the provisions of Section 27 hereof. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease, including, without limitation, the janitorial service. On or before the expiration or earlier termination of this Lease, Tenant shall remove all of Tenant’s Property (as hereinafter defined) and Tenant’s signage from the Premises and the other portions of the Project. With respect to the Tenant Improvements and any Alterations, Landlord, if requested in writing by Tenant at the time that Tenant requests Landlord’s consent thereto, shall by written notice to Tenant given at such time, or, if Landlord’s consent is not required, given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), notify Tenant that Tenant, at Tenant’s expense, shall be required to remove the designated Tenant Improvements or Alterations and repair any damage caused by such removal. In no event shall Tenant be obligated to remove the Warm Shell Improvements. Notwithstanding the foregoing to the contrary, “Tenant Improvements” and “Alterations” shall not include generic or building standard improvements normally installed by office tenants in similar buildings and projects in the geographical location of the Premises. Tenant shall repair any damage caused by such removal of the Tenant’s Property and the requested Alterations and Tenant Improvements. For purposes hereof, the term “Tenant’s Property” shall mean and refer to all trade fixtures, computer wiring and cabling (provided that Landlord, may by written notice to Tenant given not later than one hundred twenty (120) days prior to the Expiration Date, request that Tenant leave some or all of the computer wiring and cabling in place), furnishings, inventories, goods and personal property of Tenant. Any of Tenant’s Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and disposition of such property; provided, however, Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those Alterations which Landlord requires Tenant to remove shall remain in the Premises as the property of Landlord. If the Premises are not surrendered at the expiration of the Term or earlier termination of this Lease, and in accordance with the provisions of this Section 10 and Section 27 below, Tenant shall continue to be responsible for the payment of Rent (as the same may be increased pursuant to Section 20 below) until the Premises are so surrendered in accordance with said provisions. Tenant shall indemnify, defend and hold Landlord and Landlord’s Indemnitees (defined below) harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys’ fees and costs.

11.	REPAIRS AND MAINTENANCE

11.1 Tenant’s Repairs and Maintenance Obligations. Except for those portions of the Buildings, the Common Area (including the Parking Structure) and the Project to be maintained or replaced by Landlord, as provided in Sections 9.1, 11.2, 25, 26 and 27 of this Lease, or otherwise covered by any warranty held by Landlord, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises and the Buildings as are within the exclusive control of Tenant in good, clean and safe condition and repair, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original thereof, all of the foregoing to the reasonable satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or any of Tenant’s Representatives and replacing any property so damaged by Tenant or any of Tenant’s Representatives, subject to Section 12.5 concerning waiver of subrogation rights. Without limiting the generality of the foregoing, Tenant shall maintain the Premises consistent with other comparable building projects located in the Silicon Valley market area, and Tenant shall be solely responsible for promptly maintaining, repairing and, subject to Section 11.2 below, replacing (a) interior Building electrical wiring systems, electrical fixtures and electrical equipment; (b) interior Building fire protection services (including without limitation, fire, life safety and sprinkler systems)(the “Fire Protection Services”); (c) the interior Building electrical, plumbing and mechanical systems (including without limitation, the heating, ventilation and air conditioning systems (collectively, the “HVAC Systems”)), (d) intentionally omitted; (e) elevator and other systems serving each Building (collectively, the “Building Systems”); (f) all interior Building lighting (including, without limitation, light bulbs and/or ballasts); (g) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers; (h) all Tenant signage; (i) security systems; and (j) all partitions, fixtures, equipment, interior painting, interior walls and floors, and floor coverings of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Without limiting the generality of the foregoing, Tenant shall enter into a commercially reasonable HVAC maintenance contract. Landlord shall have the right to approve any vendor hired by Tenant to perform any of the foregoing maintenance services, which approval shall not be unreasonably withheld, conditioned or delayed. Except as specifically set forth in Section 38, Tenant shall have no right of access to or right to install any device on the roof of any Building or make any penetrations of the roof of any Building without the express prior written consent of Landlord.

11.2 Landlord’s Repairs and Maintenance Obligations. Subject to the provisions of Sections 11.1, 25, 26 and 27, Landlord agrees, at Landlord’s sole cost and expense, without right of reimbursement by Tenant, to keep in good repair and replace (when determined necessary in Landlord’s reasonable business judgment) the structural portions of (i) the gutters, downspouts, roof and roof coverings (excluding roof membrane), (ii) floors (but not floor coverings), (iii) foundations, columns and footings, and (iv) wall structures of the Buildings (exclusive of glass and exterior doors), as well as all pipes and conduit to the point of entry into the Buildings. Landlord, as an Operating Expense, shall maintain in good repair (a) all Common Areas, including without limitation, the parking areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, Parking Structure and lighting systems in the Common Areas, (b) all sewage systems, (c) exterior Building System pipes, conduit, fixtures and equipment to the point of entry into the Building, (d) any rail spur and rail crossing, and (e) exterior painting of the Buildings. As provided above, Landlord also shall be responsible for keeping in good repair and replacing (when determined necessary in Landlord’s reasonable business judgment) the Parking Structure. In addition, to the extent that capital expenditures are required (whether as a result of changes in law or otherwise) for repairs or replacements to any of the Building Systems or other items otherwise made the obligation of Tenant pursuant to Section 11.1 above, Landlord shall cause such work to be completed and such capital expenditures shall become Operating Expenses, and Tenant shall pay the amortized portions of such Operating Expenses as provided in Section 6.1.4 of this Lease. The foregoing shall not apply to capital repairs required due to Tenant’s Alterations or specific and unique use of the Premises, the cost of which shall be the sole obligation of Tenant. Except as provided in the foregoing sentence, with respect to expenditures in excess of Two Hundred Thousand and No/100 Dollars ($200,000.00), whether the obligation of Landlord or Tenant hereunder, that are not categorized as capital items, including, but not limited to, slurry sealing the surface parking areas or repainting the exteriors of the Buildings, Landlord shall cause such work to be completed and such non-capital expenditures shall become Operating Expenditures amortized over their useful life as reasonably determined by Landlord, and Tenant shall pay the amortized portion of such Operating Expenses as if they were capital expenditures as provided in Section 6.1.4 of this Lease.

11.3 Tenant’s Failure to Perform Repairs and Maintenance Obligations. If Tenant is in material default (beyond applicable notice and cure periods) of its obligation to repair and maintain the Premises and the other areas properly as required herein, Landlord may, but without obligation to do so, at any time make such repairs or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant’s Property or to Tenant’s business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or Landlord’s Representatives. If Landlord makes such repairs or maintenance, upon completion thereof, Tenant shall pay to Landlord, as Additional Rent, Landlord’s costs and expenses incurred therefor. The obligations of Tenant and Landlord hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Except as otherwise expressly provided in this Lease (and subject to any limitations contained herein), Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect with respect to the Premises.

12.	INSURANCE

12.1 Types of Insurance. Tenant shall maintain in full force and effect at all times during the Term of this Lease from and after the date Tenant enters the Premises, at Tenant’s sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender (which afford the following coverages: (i) worker’s compensation and employer’s liability, as required by law; and (ii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant’s and Tenant’s Representatives’ use or occupancy of the Premises and/or Project. Such insurance under (ii) above shall include coverage for blanket contractual liability, fire damage, premises, completed operations and products liability. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000.00) aggregate limit and excess/umbrella insurance in the amount of Twenty Million Dollars ($20,000,000.00). In addition to the foregoing, at all times during the Term after Tenant enters the Premises, Tenant shall maintain (a) comprehensive automobile liability insurance with a combined single limit of at least One Million Dollars ($1,000,000) per occurrence for claims arising out of any company owned automobiles; and (b) “cause of loss – special form property insurance, including without limitation, sprinkler leakage, covering damage to or loss of any of Tenant’s Property and the Tenant Improvements and Alterations located in, on or about the Premises, and in addition, coverage for business interruption of Tenant (such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to the replacement value of the aggregate of the items referred to in this clause (b); provided that Tenant shall not be required to maintain such coverage’s described in this subparagraph (b) until after the Delivery Date). Also in addition to the foregoing, Tenant shall self-insure for personal injury coverage, so long as Tenant has a minimum net worth of at least One Hundred Million Dollars ($100,000,000.00). Finally, if required by Landlord’s lender, Landlord may require increased property or casualty liability amounts if similar prudent landlords require such coverage in the Silicon Valley, California area and same is available at commercially reasonable rates; provided that if Tenant cannot provide such additional insurance, Landlord shall have the right, but not the obligation, to maintain same, and bill the cost of same to Tenant as Operating Expenses.

12.2 Insurance Policies. Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California and (ii) having a “General Policyholders Rating” of at least A-:VIII (or such higher rating as may reasonably be required by a lender having a lien on the Premises) as set forth in the most current issue of “A.M. Best’s Rating Guides.” Any deductible amounts under any of the insurance policies required hereunder shall not exceed Thirty-Five Thousand Dollars ($35,000.00); provided that Landlord shall have the right to reduce such amount if Tenant has a net worth less than One Hundred Million Dollars ($100,000,000.00). Tenant shall deliver to Landlord certificates of insurance for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, furnish Landlord with certificates of renewal or “binders” thereof within ten (10) days after renewal. If available, Tenant shall have its insurer provide Landlord with advance written notice of any cancellation or material modification. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

12.3 Additional Insureds and Coverage. Each of Landlord, Landlord’s property management company or agent, and Landlord’s lender(s) (of which Tenant has received written notice) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under all of the policies required in Section 12.1(ii) and, with respect to the Tenant Improvements, in Section 12.1(b) hereof. Additionally, the commercial general liability policy shall provide for severability of interest. All insurance to be maintained by Tenant hereunder shall, except for workers’ compensation, employer’s liability and comprehensive automobile liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in “following form”) shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant’s liability under Section 13 of this Lease. Tenant shall not be liable for any damage to Landlord’s property in excess of the insurance carried or required to be carried by Tenant hereunder. It is the parties’ intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant’s use of, or operations in, the Project. Notwithstanding anything to the contrary contained herein, to the extent Landlord’s cost of maintaining insurance with respect to any of the Buildings is increased solely as a result of Tenant’s acts, omissions, Alterations, improvements, use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, each such increase as Additional Rent.

12.4 Failure of Tenant to Purchase and Maintain Insurance. If Tenant fails to obtain and maintain the insurance required herein throughout the Term of this Lease and such failure continues for five (5) business days after Tenant’s receipt of written notice of such failure, Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, within thirty (30) days after receipt of Landlord’s written demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all losses, damages, expenses and costs which Landlord may sustain or incur by reason of Tenant’s failure to obtain and maintain such insurance.

12.5 Waiver of Subrogation. Notwithstanding anything to the contrary in this Lease, (i) Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties’ property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage, and (ii) all Tenant’s and Landlord’s insurance policies (excluding the liability policy) shall contain a waiver by the insurer of any right to subrogation against the other, its agents, employees, contractors and representatives which arises or might arise by reason of any payment under the policy. Each party shall obtain any special endorsements, if required by its insurer, whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier.

12.6 Landlord’s Insurance. Landlord shall maintain in full force and effect during the Term of this Lease, subject to reimbursement as provided in Section 6, policies of insurance which afford such coverages as are consistent with other properties in Landlord’s portfolio and as carried by reasonably prudent owners of other multi-building office projects in the geographical vicinity of the Project. Landlord shall also procure such additional insurance coverage as Tenant shall reasonably request Landlord to obtain; provided, however, notwithstanding anything to the contrary contained herein, Tenant shall pay, and shall be solely responsible for, any and all costs, premiums and expenses of any such additional insurance, as Additional Rent, and Tenant shall pay same to Landlord within twenty (20) days of receipt of Landlord’s written demand therefor. Landlord shall obtain and keep in force during the Term of this Lease, as an item of Operating Expenses, a policy or policies in the name of Landlord, with loss payable to Landlord and to the holders of any mortgages, deeds of trust or ground leases on the Premises (“Lender(s)”), insuring loss or damage to the Buildings, including all improvements, fixtures (other than trade fixtures) and permanent additions, rental interruption insurance for twelve (12) months’ rent, and if available, off-premises services coverage. However, all alterations, additions and improvements made to the Premises by Tenant (other than the Tenant Improvements) shall be insured by Tenant rather than by Landlord. The amount of such insurance procured by Landlord shall be equal to the full replacement cost of the Buildings (excluding the cost of excavation and installation of footings), including all improvements and permanent additions as the same shall exist from time to time, or the amount required by Lenders. At Landlord’s option, such policy or policies shall insure against all risks of direct physical loss or damage (including, without limitation, the perils of earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of any Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. If any such insurance coverage procured by Landlord has a deductible clause, the deductible shall not exceed commercially reasonable amounts, and in the event of any casualty or earthquake, the amount of such deductible shall be an item of Operating Expenses as so limited in Section 6.1.3 above. Notwithstanding anything to the contrary contained herein, to the extent the cost of maintaining insurance with respect to the Buildings and/or any other improvements within the Project is increased as a result of Tenant’s acts, omissions, alterations, improvements (including without limitation, the Tenant Improvements), use or occupancy of the Premises, Tenant shall pay one hundred percent (100%) of, and for, such increase(s) as Additional Rent. Notwithstanding anything to the contrary herein, if Landlord is a so-called institutional landlord, Landlord may elect to self insure any insurance coverage elected or required of Landlord under this Section 12.6, provided that Landlord shall demonstrate to Tenant’s satisfaction, in Tenant’s sole but reasonable judgment, its capacity to operate an on-going self-insurance program, which demonstration by Landlord shall include copy(ies) of the certificate(s) of insurance and the policy(ies) of insurance evidencing such self-insurance program (and that the costs thereof will not exceed the insurance costs for similar projects in the vicinity of the Premises). Notwithstanding the foregoing, if the institutional landlord fails to self-insure as approved by Tenant in the preceding sentence at any time during the Term, the institutional landlord again shall be obligated to carry the insurance coverage required to be carried by this Section 12.6. For avoidance of doubt, the Landlord named in the Basic Lease Information above may not elect to self insure any insurance coverage elected or required of Landlord under this Section 12.6.

13.	LIMITATION OF LIABILITY AND INDEMNITY

13.1 Except to the extent of damage resulting from the violation of Laws by Landlord, negligence or willful misconduct of Landlord or Landlord’s authorized employees, representatives, agents, licensees or contractors (collectively, “Landlord’s Representatives”), Tenant, agrees to protect, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord’s lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the “Landlord Indemnitees”) harmless and indemnify the Landlord Indemnitees from and against all third-party liabilities, damages, demands, penalties, costs, claims, losses, judgments, charges and expenses (including reasonable attorneys’ fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) (collectively, “Claims”) arising from or in any way related to, directly or indirectly, (i) Tenant’s or Tenant’s Representatives’ use of the Premises and other portions of the Project, (ii) the conduct of Tenant’s business, (iii) from any activity, work or thing done or permitted by Tenant in or about the Premises, (iv) in any way connected with Tenant’s Property, and/or (v) Tenant’s failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease. [Any sums payable by Tenant pursuant to this Section that accrue prior to the date that the Maximum Guarantee Test has been made shall be paid by Tenant to Landlord within thirty (30) days after the date that the Maximum Guarantee Test has been met.]

13.2 Except to the extent of damage resulting from the negligence (but only to the extent no covered by the insurance Tenant is then carrying or required to carry under this Lease), gross negligence or willful misconduct , or violations of Laws by, Landlord or Landlord’s Representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of the Landlord Indemnitees shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises or any other portion of the Project, including, but not limited to, any acts, errors or omissions of any other tenants or occupants of the Project. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder (except as expressly set forth in this Lease). Neither Landlord nor any of the Landlord Indemnitees shall be liable for any interference with light or air, or for any latent defect in the Premises or the Buildings (except as expressly set forth in this Lease).

13.3 Notwithstanding anything to the contrary contained in this Lease, except with respect to Tenant’s obligations in Article 20 (“Holding Over”) and Article 27 (“Environmental Matters/Hazardous Materials), in no event shall either party be liable to the other for any indirect, consequential, special, exemplary, incidental or punitive damages arising from or relating to this Lease.

13.4 Notwithstanding anything to the contrary herein, the provisions of this Article 13 shall be subject to the provisions of Section 40 below.

14.	ASSIGNMENT AND SUBLEASING

14.1 Prohibition. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease or any interest herein, permit any assignment or other such transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and Tenant’s Representatives (all of the foregoing are sometimes referred to collectively as “Transfers” and any person to whom any Transfer is made or sought to be made is sometimes referred to as a “Transferee”). No consent to any Transfer shall constitute a waiver of the provisions of this Section 14, and all subsequent Transfers may be made only with the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, but which consent shall be subject to the provisions of this Section 14.

14.2 Request for Consent. If Tenant seeks to make a Transfer, Tenant shall notify Landlord, in writing, and deliver to Landlord at least thirty (30) days (but not more than one hundred eighty (180) days) prior to the proposed commencement date of the Transfer (the “Proposed Effective Date”) the following information and documents (the “Tenant Notice”): (i) a description of the portion of the Premises to be transferred (the “Subject Space”); (ii) all of terms of the proposed Transfer including without limitation, the Proposed Effective Date, the name and address of the proposed Transferee, and a copy of the existing or proposed assignment, sublease or other agreement governing the proposed Transfer; (iii) current financial statements of the proposed Transferee certified by an officer, member, partner or owner thereof, and any such other information as Landlord may then reasonably require, including without limitation, audited financial statements for the previous three (3) most recent consecutive fiscal years, if available; (iv) the Plans and Specifications (defined below), if any; and (v) such other information as Landlord may then reasonably require. Tenant shall give Landlord the Tenant’s Notice by registered or certified mail or by nationally recognized overnight courier addressed to Landlord at Landlord’s Address specified in the Basic Lease Information. Within thirty (30) days after Landlord’s receipt of the Tenant’s Notice (the “Landlord Response Period”) Landlord shall notify Tenant, in writing, of its determination with respect to such requested proposed Transfer or of Landlord’s election to terminate such portion of the Premises which is proposed to be sublet or assigned and recapture such portion of the Premises for reletting by Landlord; provided, however, Landlord shall have the right to exercise the recapture right only if (a) Tenant’s entire interest under this Lease is being assigned to a third party other than an Affiliate (as defined in Section 14.7 below), or (b) seventy-five percent (75%) or more of the Premises is being subleased by Tenant (or such that including the proposed sublease, a total of 75% or more of the Premises shall be subleased by Tenant) for the balance of the then remaining Term. If Landlord exercises the recapture right, the Lease shall terminate as to the Subject Space on the date that is thirty (30) days after Landlord’s delivery of the exercise notice, and upon such date, neither party shall have any further obligations hereunder with respect to the Subject Space except for those obligations that expressly survive the expiration or termination of this Lease. If Landlord does consent to the requested proposed Transfer, Tenant may thereafter assign its interests in and to this Lease or sublease all or a portion of the Premises to the same party and on the same terms as set forth in the Tenant’s Notice. If Landlord fails to respond to Tenant’s Notice within Landlord’s Response Period, then, after Tenant delivers to Landlord fifteen (15) days written notice (the “Second Response Period”) and Landlord fails to respond thereto prior to the end of the Second Response Period, the proposed Transfer shall then be deemed approved by Landlord and Landlord shall be deemed to have waived the recapture right set forth above.

14.3 Criteria for Consent. Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold its consent where (a) Tenant is in default of its obligations under this Lease beyond applicable notice and cure periods, (b) the use to be made of the Premises by the proposed Transferee is prohibited under this Lease or differs from the uses permitted under this Lease, (c) the proposed Transferee or its business is subject to compliance with additional requirements of the ADA beyond those requirements which are applicable to Tenant, unless the proposed Transferee shall (1) first deliver plans and specifications for complying with such additional requirements (the “Plans and Specifications”) and obtain Landlord’s written consent thereto, and (2) comply with all Landlord’s conditions contained in such consent, (d) the proposed Transferee does not intend to occupy a substantial portion of the Premises assigned or sublet to it, (e) Landlord reasonably disapproves of the proposed Transferee’s business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the proposed Transferee at the Premises, (f) the proposed Transferee is a governmental agency or unit, (g) Landlord or Landlord’s agent has shown space in the Project to the proposed Transferee or responded to any inquiries from the proposed Transferee or the proposed Transferee’s agent concerning availability of space in the Project, at any time within the preceding three (3) months, (h) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of any Building or the Project, or increasing the expenses associated with operating, maintaining and repairing the Project, (i) the proposed Transferee (1) occupies space in the Project at the time of the request for consent, (2) is negotiating with Landlord to lease space in the Project at such time, or (3) has negotiated with Landlord during the three (3)- month period immediately preceding the Tenant’s Notice, unless Landlord does not have space in the Project reasonably suitable for the proposed Transferee’s need, or (j) the proposed Transferee will use, store or handle Hazardous Materials (defined below) in or about the Premises of a type, nature or quantity not then acceptable to Landlord.

14.4 Effectiveness of Transfer and Continuing Obligations. Prior to the date on which any permitted Transfer becomes effective, Tenant shall deliver to Landlord (i) a counterpart of the fully executed Transfer document, (ii) an executed Hazardous Materials Disclosure Certificate substantially in the form of Exhibit F hereto (the “Transferee HazMat Certificate”), and (iii) Landlord’s commercially reasonable standard form of Consent to Assignment or Consent to Sublease, as applicable, executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such consent instrument shall not release or discharge the Transferee from its obligation to do so or from any liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases. Each permitted Transferee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant’s part to be performed or complied with, for the Term of this Lease. No Transfer shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. An assignee of Tenant shall become directly liable to Landlord for all obligations of Tenant hereunder, but no Transfer by Tenant shall relieve Tenant of any obligations or liability under this Lease whether occurring before or after such consent, assignment, subletting or other Transfer, unless expressly agreed to in writing by Landlord in Landlord’s sole and absolute discretion. The acceptance of any or all of the Rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable (other than to an Affiliate (defined below)) by Tenant unless expressly authorized in writing by Landlord in Landlord’s sole and absolute discretion. Any Transfer made without Landlord’s prior written consent, shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a material default by Tenant of this Lease. As Additional Rent hereunder, Tenant shall pay to Landlord, a transfer fee in the amount of One Thousand Dollars ($1,000.00) plus Tenant shall promptly reimburse Landlord for actual reasonable legal and other reasonable expenses incurred by Landlord in connection with any actual or proposed Transfer, with such legal fees and costs not to exceed $5,000.00 per request for consent, provided that Tenant does not request material modifications to this Lease or Landlord’s form of consent and such Transfer will not require alterations in excess of One Hundred Thousand and No/100 Dollars ($100,000.00).

14.5 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the Tenant hereby agrees is reasonable, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of any “Transfer Premium” received by Tenant from such Transferee. The term “Transfer Premium” shall mean all rent, additional rent and other consideration payable by such Transferee which either initially or over the term of the Transfer exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, after Tenant has deducted therefrom Tenant’s reasonable costs to effect the Transfer, including brokerage commissions, legal fees and the cost of Alterations required to prepare the Premises for occupancy by the Transferee (provided that any such Alterations are subject to Landlord’s approval as provided in this Lease), not to exceed $6.00 per rentable square foot of that portion of the Premises that is the subject of the Transfer. Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the Transfer Premium.

14.6 Waiver. Notwithstanding any Transfer, or any indulgences, waivers or extensions of time granted by Landlord to any Transferee, or failure by Landlord to take action against any Transferee, Tenant agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such Transferee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such Transferee.

14.7 Affiliated Companies/Restructuring of Business Organization. The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under the common control with Tenant, or (iii) any entity which acquires all or substantially all of the assets of Tenant as a going concern, or (iv) any entity into which Tenant is merged, reorganized (not through a bankruptcy reorganization) or consolidated or any entity resulting therefrom (all such persons or entities described in clauses (i), (ii), (iii) and (iv) being sometimes herein referred to as “Affiliates”) shall not be deemed a Transfer under this Section 14 (hence, the aforesaid events shall not be subject to obtaining Landlord’s prior consent nor be subject to Landlord’s recapture right as set forth above; Landlord shall not have any right to receive any Transfer Premium in connection therewith; and Landlord shall not have the recapture rights described in Section 14.2 above), provided in all instances that:

14.7.1 any such Affiliate was not formed as a subterfuge to avoid the obligations of this Section 14;

14.7.2 Tenant gives Landlord prior notice of any such assignment or sublease to an Affiliate, unless notice is prohibited by applicable securities laws, in which case Tenant shall provide notice to Landlord as soon as possible thereafter;

14.7.3 the successor of Tenant described in subsections (iii) or (iv) above has as of the effective date of any such assignment or sublease a tangible net worth and net assets, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is equal to or greater than the tangible net worth of Tenant as of the date of this Lease;

14.7.4 any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee (i.e., any such Affiliate), other than in the case of an Affiliate resulting from a merger, non-bankruptcy reorganization or consolidation as described in Section 14.7(iv) above, shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

14.7.5 Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease, except in the case of an Affiliate resulting from the acquisition of all or substantially all of the assets of Tenant described in Section 14.7(iii) or from a merger or consolidation as described in Section 14.7(iv) above and Tenant is not the surviving entity so long as the surviving entity has a minimum net worth that equals or exceeds the net worth of Tenant as of the date of this Lease.

15.	SUBORDINATION

To the fullest extent permitted by law, this Lease, the rights of Tenant under this Lease and Tenant’s leasehold interest shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting any Building or any other portion of the Project, and (ii) the lien of any mortgage or deed of trust which may now or hereafter exist for which any Building, ground leases or underlying leases, any other portion of the Project or Landlord’s interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to require this Lease be superior to any such ground leases or underlying leases or any such liens, mortgage or deed of trust. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, whether with respect to a present or a future ground lease, underlying lease, mortgage or deed of trust, Tenant shall attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant’s use, occupancy or quiet enjoyment of the Premises if Tenant is not in default of the terms and provisions of this Lease beyond any notice and applicable cure period set forth herein. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be: (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor, except as specifically set forth in this Lease; (c) bound by prepayment of more than one (1) month’s Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months’ Rent; or (d) liable to Tenant for the Letter of Credit if not actually received by such successor in interest to the extent the Letter of Credit and/or any proceeds therefrom has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Letter of Credit and/or any proceeds therefrom not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Letter of Credit and/or any proceeds therefrom to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) business days after receipt of a written demand or request by Landlord and in the form (which shall be commercially reasonable) requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant’s agreement to subordinate this Lease to any existing or future ground or underlying lease or any existing or future deed of trust or mortgage pursuant to the foregoing provisions of this Section 15 is conditioned upon Landlord delivering to Tenant from the holder of any such mortgage or deed of trust,(i) a commercially reasonable non-disturbance agreement (reasonably satisfactory to the parties thereto) agreeing, among other things, that Tenant’s right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder, and (ii) otherwise complying with the provisions of Section 2.1(d) above (an “SNDA”).

16.	RIGHT OF ENTRY

Landlord and its agents shall have the right to enter the Premises at all reasonable times, upon reasonable prior notice (at least twelve (12) hours’ prior notice except in the event of an emergency in which case no notice of any kind shall be required), for purposes of inspection, exhibition, posting of notices, investigation, replacements, repair, maintenance and alteration and Landlord and its agents shall use commercially reasonable efforts to minimize interference with Tenant’s operations in the Premises and to comply with Tenant’s commercially reasonable security measures. Tenant shall provide Landlord with key cards and keys to the non-secure portions of the Premises, and contact information for escorts with respect to the secure portions of the Premises. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary, regardless of any Tenant security measures, to enter the Premises in an emergency; provided Landlord shall have access to all of the Premises as long as Landlord provides Tenant with a reasonably opportunity to arrange for Landlord to be accompanied by a representative of Tenant. Landlord shall have the right to place “for rent”, “for lease” or “for sale” signs in the Common Areas of the Project (excluding any areas on or within any Building). Tenant hereby waives any Claim from damages or for any injury or inconvenience to or interference with Tenant’s business, or any other loss occasioned thereby except for any Claim for any of the foregoing arising out of the gross negligence or willful misconduct of Landlord or its authorized representatives. Landlord shall not show the Premises to prospective tenants or place “for rent” or “for lease” signs on the Premises prior to that date which is two hundred seventy (270) days before the expiration of the Term. Notwithstanding anything to the contrary contained in this Lease, any entry by Landlord and Landlord’s agents shall not impair Tenant’s operations more than reasonably necessary and shall comply with Tenant’s reasonable security procedures, and Tenant shall have the right to have an employee accompany Landlord and/or its agents at all times that Landlord and/or its agents are present on the Premises unless there is an emergency and an employee is not available.

17.	ESTOPPEL CERTIFICATE

Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) business days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to the best of Tenant’s actual knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of any Building or other portions of the Project. Tenant’s failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord’s performance; and (c) not more than one month’s Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months’ Rent has been paid in advance.

18.	TENANT’S DEFAULT

The occurrence of any one or more of the following events shall, at Landlord’s option, constitute a material default by Tenant of the provisions of this Lease:

18.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant while Tenant is in default of any obligation under this Lease;

18.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within three (3) business days after Landlord’s delivery of written notice to Tenant that said payment is past due. Tenant agrees that any such written notice delivered by Landlord shall, to the fullest extent permitted by law, serve as the statutorily required notice under applicable law provided that such notice is served in accordance with California Code of Civil Procedure Section 1162;

18.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within (i) thirty (30) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures other than with respect to (a) Hazardous Materials (defined in Section 27 hereof) or (b) the timely delivery by Tenant of an SNDA, a counterpart of a fully executed Transfer document and a consent thereto (collectively, the “Transfer Documents”), an estoppel certificate and insurance certificates, (ii) fifteen (15) days of the date on which Landlord delivers written notice of such failure to Tenant for all failures in any way related to Hazardous Materials and (iii) the time period, if any, specified in the applicable sections of this Lease with respect to subordination, assignment and sublease, estoppel certificates and insurance. However, Tenant shall not be in default of its obligations hereunder if such failure (other than any failure of Tenant to timely deliver an SNDA, the Transfer Documents, an estoppel certificate or insurance certificates, for which an additional cure period of three (3) business days shall be given to Tenant) cannot reasonably be cured within such thirty (30)- day period, and Tenant promptly commences, and thereafter diligently proceeds with same to completion, all actions necessary to cure such failure as soon as is reasonably possible, but in no event shall the completion of such cure be later than ninety (90) days after the date on which Landlord delivers to Tenant written notice of such failure, unless Landlord, acting reasonably and in good faith, otherwise expressly agrees in writing to a longer period of time based upon the circumstances relating to such failure as well as the nature of the failure and the nature of the actions necessary to cure such failure; or

18.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant’s creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant’s assets or this leasehold, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant’s assets, Tenant taking any action toward the dissolution or winding up of Tenant’s affairs, the cessation or suspension of Tenant’s use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets or this leasehold.

19.	REMEDIES FOR TENANT’S DEFAULT AND CHRONIC DEFAULT

19.1 Landlord’s Rights. In the event of Tenant’s material default under this Lease beyond applicable cure periods, Landlord may terminate Tenant’s right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant (while Tenant is in default of any obligation under this Lease), Landlord may consider any of Tenant’s Property and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 19 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker’s commissions (which shall be amortized on a straight-line basis over the term of the new lease and Tenant shall pay the portion allocable to the remaining Term), expenses of cleaning and restoring the Premises to the condition required under this Lease, and other similar costs (collectively, the “Reletting Costs”), but the Reletting Costs shall exclude costs incurred in decorating or further improving the Premises or otherwise improving the Premises for a new tenant. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord’s reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

19.2 Damages Recoverable. If Tenant defaults, beyond applicable notice and cure periods, under this Lease and abandons the Premises before the end of the Term, or if Tenant’s right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant’s failure to perform its obligations hereunder, including all Reletting Costs and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant’s failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant’s right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The “worth at the time of the award” within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder. Notwithstanding the foregoing, the provisions of this Section 19.2 shall be subject to the provisions of Section 40 below.

19.3 Rights and Remedies Cumulative. The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditors’ rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease beyond applicable notice and cure periods, all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

19.4 Chronic Default. The term “Chronic Default” as used in this Lease shall mean that Tenant is in default beyond any applicable notice and cure period in the performance of any of its obligations under this Lease more than three (3) times in any twelve (12) month period, unless Tenant shall subsequently perform all of Tenant’s obligations under this Lease without default beyond any applicable notice and cure period for a total of twenty-four (24) consecutive months following the last default beyond any applicable notice and cure period.

20.	HOLDING OVER

If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease; provided, however, that if Tenant holds over after the expiration of the Lease Term hereof with the express consent of Landlord, in such case Base Rent shall be payable (x) for the first sixty (60) days following expiration of the Lease Term at a monthly rate equal to the Base Rent applicable during the last rental period of the Lease Term under this Lease, and (y) thereafter, one hundred twenty-five percent (125%) of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease or (ii) the fair market rental rate for the Premises as of the commencement of such holdover period. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Notwithstanding anything to the contrary contained in the foregoing provisions of this Section 20, Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Section 20 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all Claims resulting from such failure, including but not limited to, any Claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

21.	LANDLORD’S DEFAULT

Landlord shall not be considered in default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes hereof, a reasonable time shall be a reasonable period under all the circumstances, but in any rate not less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

21.1 Tenant’s Self-Help Remedy. If Landlord is in material default of any of its obligations to maintain and repair the Premises (other than as a result of a Casualty, which shall be governed solely by the provisions of Section 25 of this Lease) (collectively referred to in this Section 21.1 as “repairs”), and such default poses a material and imminent risk to the health or safety of persons, then notwithstanding anything to the contrary contained in this Lease, Tenant may perform such repairs subject to the following terms and conditions:

21.1.1 Tenant shall deliver thirty (30) days written notice to Landlord and any ground lessor or lender whose name and address has previously been furnished to Tenant in writing for such purpose notice (the “Self-Help Notice”) of Tenant’s intention to perform such repairs, which Self-Help Notice shall indicate Tenant’s intention to exercise its self-help rights and to perform such repairs that are otherwise Landlord’s responsibility hereunder. If neither Landlord nor any ground lessor or lender commences to cure Landlord’s failure to perform such repairs within thirty (30) days after receipt of the Self-Help Notice, then following an additional ten (10) business days notice stating in bold-faced all capital letters: “FAILURE TO PERFORM SUCH WORK IN TEN (10) BUSINESS DAYS SHALL RESULT IN TENANT’S EXERCISE OF SELF-HELP” and the failure of such maintenance or repairs to be commenced in such time, Tenant may take such action as is reasonably necessary to perform such repairs;

21.1.2 All repairs performed by Tenant or its agents pursuant to this Section 21.1 must be performed in a good and workmanlike manner in compliance with applicable Laws and Private Restrictions, at a reasonable and competitive cost and rate, and shall not void any warranties or guarantees on the Premises or the Project of which Tenant has notice;

21.1.3 In the event Landlord’s failure relates to repairs that are bona fide emergency repairs (i.e., necessary to prevent or remediate a material and imminent threat to the health or safety of persons), then notwithstanding the provisions of Section 21.1.1 above, the Self-Help Notice shall be in the form and shall be given in such amount of time as is reasonable in the circumstances, and if Landlord, ground lessor or lender fails to respond within a time as is reasonable in the circumstances, Tenant may cause such emergency repairs to be made pursuant to the requirements set forth herein (and for the avoidance of doubt, specifically excluding the additional ten (10) business day notice period above so long as the initial notice provides in bold-faced, all capital letters that: “FAILURE TO ACT SHALL RESULT IN TENANT EXERCISING SELF-HELP”); and

21.1.4 Landlord shall reimburse Tenant for the reasonable out-of-pocket third-party costs of the performance of the repairs that are incurred in strict accordance with the terms of this Section 21.1 (the “Reimbursement Amount”) within thirty (30) days after Tenant’s submission to Landlord of Tenant’s bill therefor, which bill shall be accompanied by receipted, itemized invoices (with reasonable supporting documentation) and conditional lien releases from all contractors, subcontractors, materialmen and suppliers that performed the work or provided the material or services reflected in the bill), provided, however, in no event shall the costs billed to Landlord for emergency repairs be unreasonable and in no event shall such emergency repairs exceed what is required to end the pending emergency (it being understood and agreed by Landlord that in the case of an emergency, depending upon the circumstances, overtime and/or premium time labor charges may be reasonable). Tenant shall provide unconditional lien waivers to Landlord in connection with all such bills paid within ten (10) days of Landlord’s payment of Tenant’s bill, or as soon thereafter as reasonably practicable. In the event Landlord fails to pay all or any portion of the Reimbursement Amount due Tenant under this Section 21.1 within thirty (30) days after receipt of Tenant’s bill therefore, together with the invoices therefor, supporting documentation and the conditional lien releases required by this Section 21.1.4, Tenant may with ten (10) business days’ prior notice to Landlord stating in bold-faced, all capital letters that: “FAILURE TO REIMBURSE WITHIN TEN (10) BUSINESS DAYS SHALL RESULT IN TENANT’S EXERCISE OF OFFSET RIGHTS”, offset such delinquent amount against fifty percent (50%) of the Base Rent due from Tenant until Tenant has been reimbursed in full (together with interest on such delinquent amount at the rate of eight percent (8%) per annum until such delinquent amount has been paid in full or fully credited), provided that Tenant shall provide Landlord with unconditional lien waivers in connection with the work relating to such amounts within ten (10) days of the date on which the amount has been fully paid or so offset, or as soon thereafter as reasonably practicable. Notwithstanding the foregoing, if Landlord delivers to Tenant a good faith written objection notice within five (5) business days after receipt of Tenant’s notice of intent to offset, setting forth with reasonable particularity Landlord’s reasons for its claim that Landlord is not required to pay Tenant all or any specified portion of the Reimbursement Amount, then Tenant shall not be entitled to offset the disputed portion of the Reimbursement Amount. In the event of a dispute between Landlord and Tenant regarding the Reimbursement Amount, either party may elect to submit such matter for binding arbitration with the JAMS pursuant to the procedures set forth in Section 5.D. of Exhibit B.

22.	PARKING

During the Term, as it may be extended, Tenant shall have the exclusive right to use, at no additional cost (other than Operating Expenses), the number of parking spaces specified in the Basic Lease Information. Tenant and Tenant’s Representatives may park or permit any parking of vehicles for occasional overnight parking to support business travel or to accommodate disabled vehicles. Tenant also shall have the right to park Tenant-owned commuter vans or buses and other Tenant-owned vehicles in the parking areas serving the Project; provided that in no event shall Tenant permit recreational vehicles to be parked in the Project. Landlord acknowledges that the parking spaces located immediately adjacent to the Buildings (excluding the Amenities Building) shall be available for Tenant’s exclusive use, but Landlord shall have no obligation to police said areas.

23.	TRANSFER OF LANDLORD’S INTEREST

If there is any sale or other transfer of the Premises or any other portion of the Project by Landlord or any of Landlord’s interest therein, Landlord shall automatically be entirely released from all liability under this Lease accruing thereafter and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of such transfer, provided that such transferee shall have assumed in writing all of Landlord’s obligations hereunder. Landlord shall use all reasonable efforts to provide Tenant with a copy of such assumption by such transferee, but providing Tenant with such a copy shall not be a condition to Landlord being released under this Section 23. A ground lease or similar long term lease by Landlord of an entire Building shall be deemed a sale within the meaning of this Section 23. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant’s use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in material default, beyond applicable notice and cure periods, of any of the provisions of this Lease.

24.	WAIVER

No delay or omission in the exercise of any right or remedy of either party on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent or any other payment due by one party to the other by the payee after default by either party shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular payment involved, and shall not prevent Landlord or Tenant from maintaining an unlawful detainer or other action based on such breach. No payment by either party or receipt by the other party of a lesser amount than the sums due hereunder shall be deemed to be other than on account of the earliest sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and either party may accept such check or payment without prejudice to such party’s right to recover the balance of such sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

25.	CASUALTY DAMAGE

25.1 Casualty. If the Premises or any part [excluding any of Tenant’s Property, any Tenant Improvements and any Alterations installed by or for the benefit of Tenant (collectively, the “Tenant’s FF&E”)] shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made, as reasonably determined by Landlord: (a) in less than two hundred seventy (270) days, or (b) in two hundred seventy (270) days or more, from the date of such notice.

25.1.1 Insured Damage Requiring Less Than 270 Days To Repair. If the Premises (other than the Tenant’s FF&E) are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed, as reasonably determined by Landlord, in less than two hundred seventy (270) days, then Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, subject to Landlord’s right to terminate pursuant to Section 25.2 below (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant’s FF&E, which Tenant shall be solely obligated to rebuild, repair or replace). The Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the

Premises until any and all repairs required herein to be made by Landlord and Tenant are substantially completed (which repairs by Tenant shall be diligently pursued and shall be deemed completed if Tenant operates for business from the Premises or if ninety (90) days have passed from the completion of Landlord’s repairs) but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same. If Landlord fails to substantially complete such repairs in less than two hundred seventy (270) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty (such two hundred seventy (270)-day period to be extended for Tenant Delays, Tenant Plan Delays or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord’s and/or its contractors’ control, acts of God, earthquakes, strikes, lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental delays in issuing permits, governmental agencies and weather, and the lack of availability or shortage of materials (“Force Majeure Delays”)); provided that none of such Force Majeure Delays shall extend said two hundred seventy (270)-day period by more than sixty (60) additional days], Tenant may within ten (10) business days after expiration of such two hundred seventy (270)- day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant’s exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate ten (10) business days after Landlord’s receipt of such notice and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

25.1.2 Major Insured Damage. If the Premises (other than the Tenant’s FF&E, which Tenant shall be solely obligated to rebuild, repair or replace) are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed, as reasonably determined by Landlord, in less than two hundred seventy (270) days, then either Landlord or Tenant (but Tenant only to the extent that more than fifty percent (50%) of the Square Footage of the Buildings is affected) may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to and expeditiously vacates the Premises (but, in all events Tenant must vacate and surrender the Premises to Landlord by no later than ten (10) business days thereafter or there shall not be any abatement of Rent until Tenant so vacates the Premises). If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available and paid to Landlord (or would have been available and paid to Landlord if Landlord had carried the insurance required to be carried by Landlord pursuant to this Lease) to fully repair the damage or Tenant, at Tenant’s sole option, contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any of Tenant’s FF&E). During the time when Landlord is prosecuting such repairs to substantial completion, the Rent payable hereunder shall be abated proportionately from the date and to the extent Tenant actually vacates the affected portions of the Premises until any and all repairs required herein to be made by Landlord and Tenant (which repairs by Tenant shall be diligently pursued and shall be deemed completed if Tenant operates for business from the Premises or if ninety (90) days have passed from the completion of Landlord’s repairs) are substantially completed but such abatement shall only be to the extent of the portion of the Premises which is actually rendered unusable and unfit for occupancy and only during the time Tenant is not actually using same. Notwithstanding anything to the contrary contained in this Article 25, if Landlord is permitted to and does elect to terminate this Lease, then if, within ten (10) business days after receipt of Landlord’s notice of termination, Tenant exercises any unexercised option to extend the Term (and elects at Tenant’s sole option to pay any shortfall in insurance proceeds if a shortfall in proceeds was the basis for Landlord’s termination), Landlord’s election to terminate shall be void and of no further force or effect and Landlord shall promptly commence and diligently pursue the repairs to completion pursuant to this Article to the extent Landlord receives the insurance proceeds and shortfall payment from Tenant.

25.1.3 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease, if the Premises are substantially damaged or destroyed during the last year of then applicable term of this Lease, either Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant’s receipt or delivery of such notice, as applicable, and Tenant shall immediately vacate the Premises and surrender possession thereof to Landlord.

25.2 Deductible and Uninsured Casualty. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, the deductible amounts under the insurance policies obtained by Landlord (such deductible not to exceed $10,000.00 per casualty under any casualty insurance policy and $25,000.00 per casualty under any earthquake insurance policy) and Tenant under this Lease if the proceeds of which are used to repair the Premises as contemplated in this Section 25. If any portion of the Premises is damaged and is not fully covered by the aggregate of insurance proceeds received by Landlord and any applicable deductible, and Tenant, at Tenant’s sole option, does not contribute any shortfall thereof to Landlord, or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, and Tenant, at Tenant’s sole option, does not contribute any shortfall thereof to Landlord, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations of Tenant shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

25.3 Tenant’s Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant’s Property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are actually unusable and unfit for occupancy and Tenant is not using or otherwise occupying same as specifically provided above in this Section 25. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.

26.	CONDEMNATION

If ten percent (10%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose (“Condemned”), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant; provided, however, the foregoing provisions shall not preclude Tenant, at Tenant’s sole cost and expense, from obtaining any separate award to Tenant for loss of or damage to Tenant’s Property or for damages for cessation or interruption of Tenant’s business provided such award is separate from Landlord’s award and provided further such separate award does not diminish nor otherwise impair the award otherwise payable to Landlord. In addition to the foregoing, Tenant shall be entitled to seek compensation for the relocation costs recoverable by Tenant pursuant to the provisions of California Government Code Section 7262 and the unamortized portion of any Tenant Improvements paid for by Tenant (and Tenant shall not be deemed to have paid for any Tenant Improvements the cost of which were paid by the Tenant Improvement Allowance). If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or any Building, as applicable, to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely but reasonably determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

27.	ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS

27.1 Hazardous Materials Disclosure Certificate. Prior to executing this Lease, Tenant has delivered to Landlord Tenant’s executed initial Hazardous Materials Disclosure Certificate (the “Initial HazMat Certificate”), a copy of which is attached hereto as Exhibit F. Tenant covenants, represents and warrants to Landlord that, as of the date of delivery to Landlord, the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, commencing with the date which is one year from the Commencement Date and continuing every year thereafter, if Landlord so requests in writing, deliver to Landlord an executed Hazardous Materials Disclosure Certificate (the “HazMat Certificate”) describing any changes to the then- current HazMat Certificate, or, if no changes have occurred, Tenant shall so notify Landlord in writing. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit F.

27.2 Definition of Hazardous Materials. As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Project or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other portion of the Project or any surrounding property. For purposes of this Lease, the term “Hazardous Materials” shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

27.3 Prohibition; Environmental Laws. Except for those Hazardous Materials of the type and in the quantities specified in the Initial HazMat Certificate and in the HMMP (defined below), Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises and the Project without, in each instance, obtaining Landlord’s prior written consent thereto. If Landlord, in its sole but reasonable discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant’s business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts’ decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the “Environmental Laws”). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord’s sole but reasonable discretion. Except for the double contained, leakage monitored above-ground tank specified in the HMMP, Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord’s sole discretion. Such above-ground tank in which diesel fuel is stored, used and/or distributed therefrom shall be sealed in a leak-proof, double contained tank using commercially reasonable technology at the time of installation. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises at reasonable times and upon reasonable prior notice except in the case of emergency, (ii) at reasonable times and upon reasonable prior notice except in the case of emergency, conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 27 or to determine if Hazardous Materials are present in, on or about the Project, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne by Tenant if Landlord reasonably determines that Tenant or any of Tenant’s Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations; otherwise, the cost of such tests shall be borne by Landlord. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord’s part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant’s Representatives with respect to Hazardous Materials, including without limitation, Tenant’s operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant’s use, storage or release of Hazardous Materials or the disposal or remediation thereof, it being understood that Tenant shall be solely responsible for all liability in connection therewith. Notwithstanding anything to the contrary contained herein, Tenant and Tenant’s Representatives shall not conduct any diesel or gas filling operations in, on, at or about the Premises it being Tenant’s intention to solely use said diesel for emergency generator situations only provided Tenant may activate the generator for commercially reasonable testing purposes. In addition to the foregoing, Tenant and Tenant’s Representatives shall limit the types and amounts of Hazardous Materials to be stored at the Premises to the types and quantities specified in the Initial HazMat Certificate attached hereto.

27.4 Tenant’s Environmental Obligations. Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas; provided that Tenant has actual, implied or constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant’s Representatives such that the affected portions of the Project and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord’s prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Project. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord’s prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof with respect to Tenant’s or Tenant’s Representative’s use, storage or release of Hazardous Materials or the disposal or remediation thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate such Hazardous Materials used, stored, disposed, remediated or released by Tenant or Tenant’s Representatives, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, within ten (10) days after receipt of written demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and the other portions of the Project after the satisfactory completion of such work. Notwithstanding anything to the contrary contained herein and in addition to Tenant’s obligations under this Section 27.4 any Hazardous Materials to be stored at the Premises by Tenant and/or Tenant’s Representatives shall be stored in the tank and concrete containment structure for the tank and the generator, and handled in the manner specified in the draft Hazardous Material Management Plan for Tenant’s operation at the Premises (the final approved version thereof referred to as the “HMMP”) and in strict accordance with all Environmental Laws, including without limitation, the regulations, standards and requirements of the National Fire Protection Association and the applicable building and fire departments. In addition to any other rights and remedies available to Landlord under the provisions of this Lease, it will be a material default if Hazardous Materials are stored and/or used in, on, at or about the Premises in quantities, or are of a type, other than as specified in the Initial HazMat Certificate hereto or any subsequent HazMat Certificate, or any Hazardous Materials are handled in any manner which is different from those procedures specified in the HMMP or as otherwise required by Environmental Laws. In addition to any other requirements imposed upon Tenant and Tenant’s Representatives under this Section 27 or in any other provision of this Lease Tenant shall give immediate written notice to Landlord of: (a) any enforcement, remediation, or other regulatory action or order, taken or threatened, by and agency regarding, or in connection with, the presence, release or threat of release of any Hazardous Materials in, on, under, about or from the Premises, or otherwise resulting from Tenant’s or Tenant’s Representatives’ use of the Premises; (b) all demands or claims made or threatened by any third party against Tenant or any of Tenant’s Representatives and relating to liability, loss, damage, or injury resulting from the presence, release or threat of release of any Hazardous Materials in, on, under, about or from any portion of the Premises, or otherwise arising, in any manner whatsoever, from Tenant’s or Tenant’s Representatives’ use of the Premises; (c) any spill, release, or discharge of Hazardous Materials in, on, under, about or from the Premises, including without limitation, any such spill, release, or discharge required to be reported to any agency under any Environmental Law; and (d) all incidents or matters where Tenant or any of Tenant’s Representatives is required to give notice to any agency pursuant to any Environmental Laws. Tenant shall post and maintain such notices in, at and about the Premises as required by any Environmental Laws, including without limitation, any notices required under Proposition 65. Tenant shall promptly provide to Landlord true and complete copies of all materials, reports, technical data, notices, and correspondence relating to the above incidents or any other matters subject to Landlord notification or notification to other tenants in the Project or to the general public. Tenant shall also obtain and promptly provide to Landlord true and complete copies, revisions, and/or modifications of all building permits, permits, fire permits, manufacturer specifications for the tank and the generators, approvals, and registrations Tenant receives or submits with respect to its operations on the Premises, including without limitation, any revisions or modification to its HMMP, and, at a minimum annually, inspection reports, leakage reports and test results for the tank and generators. Tenant hereby covenants, represents and warrants that it shall promptly and diligently prepare and deliver to Landlord a final approved HMMP with respect to the Premises by no later than sixty (60) days after the Commencement Date. In addition to the foregoing, Tenant shall (1) implement vapor control and spill prevention control measures for the tank and the generators, (2) obtain inspection reports from the applicable building and fire departments after the installation of the tank and the generators, and (3) promptly deliver to Landlord evidence thereof, including a true and complete copy of all such inspection reports.

27.5 Environmental Indemnity by Tenant. In addition to Tenant’s obligations as set forth hereinabove, Tenant, subject to the provisions of Section 40 below, agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all Claims (including, without limitation, diminution in value of any portion of the Premises or the Project, damages for the loss of or restriction on the use of space arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Project as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant’s Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Project nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 27.5 due to Landlord’s status as either an “owner” or “operator” under any Environmental Laws. Any sums payable by Tenant pursuant to this Section that accrue prior to the date that the Maximum Guarantee Test has been made shall be paid by Tenant to Landlord within thirty (30) days after the date that the Maximum Guarantee Test has been met.

27.6 Survival. Tenant’s obligations and liabilities pursuant to the provisions of this Section 27 shall survive the expiration or earlier termination of this Lease. If it is reasonably determined by Landlord that the condition of all or any portion of the Project is not in compliance with the provisions of this Lease with respect to Hazardous Materials used, stored, disposed, remediated or released by Tenant or Tenant’s Representatives, including without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials used, stored, disposed, remediated or released by Tenant or Tenant’s Representatives except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws as a result of Tenant’s or Tenant’s Representatives’ use, storage or release of Hazardous Materials or the disposal or remediation thereof. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term “reasonable wear and tear” shall not include any deterioration in the condition or diminution of the value of any portion of the Project in any manner whatsoever related to directly, or indirectly, Hazardous Materials used, stored or released by Tenant or the disposal or remediation thereof. Any such holdover by Tenant will be with Landlord’s consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 20 of this Lease.

27.7. Tenant’s Exculpation. Notwithstanding anything to the contrary in this Lease, Tenant shall not be liable to Landlord for nor otherwise obligated to Landlord under any provision of the Lease with respect to the following: (i) any claim, remediation, obligation, investigation, liability, cause of action, attorney’s fees, consultants’ cost, expense or damage resulting from any Hazardous Materials present in, on or about the Premises or any Building at any time prior to or after the Commencement Date to the extent not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant’s Representatives; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises or any Building caused by any source, including third parties, other than Tenant or Tenant’s Representatives; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, reasonable attorneys’ and experts’ fees and costs) and losses to the extent (a) Tenant or any of Tenant’s Representatives contributes to the presence of such Hazardous Materials, or Tenant and/or any of Tenant’s Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant’s Representatives allows or permits persons over which Tenant or any of Tenant’s Representatives has control, and/or for which Tenant or any of Tenant’s Representatives are legally responsible, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Common Areas or any Building, or (c) Tenant and/or any of Tenant’s Representatives does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant’s Representatives has control and/or for which Tenant or any of Tenant’s Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Common Areas or any Building. Subject to the provisions of the immediately preceding sentence, Landlord agrees to cause the remediation of, to the extent required by applicable Environmental Laws, at no cost to Tenant, any Hazardous Materials in or on the Premises, any Building or the Project to the extent not caused or otherwise permitted, directly or indirectly, by Tenant or Tenant’s Representatives, and to protect, indemnify, defend (with counsel reasonably acceptable to Tenant) and hold Tenant harmless with respect to Hazardous Materials stored, used, released or disposed of on, in or under the Premises, any Building or the Project by Landlord, its agents, employees or contractors. Tenant shall not have the right to undertake engineering, environmental, soils or other studies of the Project (the “Testing”) unless Tenant demonstrates a commercially reasonable need for such testing to Landlord and Landlord approves same in its reasonable discretion; provided that Landlord shall have the right to perform any such Testing in lieu of allowing Tenant to do same. To Landlord’s actual knowledge (as opposed to constructive or imputed knowledge) as of the Lease Date, except as expressly set forth in (1) that certain Phase I Environmental Site Assessment report dated April 8, 1998, prepared by Lowey Associates, and (2) that certain Phase I Report dated December 14, 2011 and prepared by Cornerstone Earth Group under Job No. 510-2-1 (the “Environmental Reports”): (i) no Hazardous Materials are present in, on or under the Premises or Building or Project, or the soil, surface water or groundwater thereof, in violation of any applicable environmental Law, (ii) no underground storage tanks are present on the Project site, and (iii) no action, proceeding or claim is pending or threatened regarding the Premises, any Building or the Project concerning any Hazardous Materials or pursuant to any environmental Laws. Tenant acknowledges that Landlord currently receives quarterly monitoring reports relating to prior environmental matters as required by State of California Regional Water Quality Control Board, and upon Tenant’s written request, Landlord shall provide copies of such reports to Tenant, so long as this requirement remains in effect. Tenant hereby acknowledges and agrees as follows: (a) Tenant has received and has had ample opportunity to review a true and complete copy of the Environmental Reports; (b) except for permissibly disclosing and delivering copies thereof to its employees, officers, invitees, consultants and attorneys, not to disseminate or otherwise permit any employee, agent or other person over which Tenant has lawful authority to copy, publish or otherwise disseminate the Environmental Reports or the information contained therein (except as may be lawfully compelled or otherwise required by valid rule, regulation or law); and (c) Landlord has provided to Tenant the Environmental Reports for informational purposes only and Tenant may not rely upon the information contained in the Environmental Reports unless and until Tenant obtains the environmental firm’s written consent to such reliance thereon by Tenant. Landlord’s obligations under this Section 27 shall survive the expiration or earlier termination of this Lease.

27.8 Obligations. Notwithstanding anything to the contrary in this Article 27, Tenant’s obligations under the provisions of this Article 27 shall be subject to the provisions of Section 40 below.

28.	FINANCIAL STATEMENTS

Tenant and any permitted Transferee, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon any portion of the Project or any prospective purchaser of any portion of the Project within ten (10) days after Landlord’s request therefor, but not more often than twice annually so long as Tenant is not in material default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available). If audited financial statements have not been prepared, Tenant and any permitted Transferee shall provide Landlord with unaudited financial statements and such other information, the type and form of which are acceptable to Landlord in Landlord’s reasonable discretion, which reflects the financial condition of Tenant and any permitted Transferee. Landlord shall not furnish the financial statements or disclose any information therein to any person or entity other than the proposed lender or purchaser, except for permissibly disclosing and delivering a copy thereof to its employees and officers and except as may be lawfully compelled or otherwise required by valid rule, regulation or law, and Landlord shall take appropriate reasonable steps to assure that the confidentiality of the financial statements is maintained by such lender or purchaser or Landlord’s employees and officers. Notwithstanding anything to the contrary contained in this Article, so long as Tenant or any permitted assignee is a public company whose shares are traded over a nationally recognized public exchange and regulated by the Securities and Exchange Commission, the provisions of this Article 28 shall not apply.

29.	GENERAL PROVISIONS:

29.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

29.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

29.3 Recordation. Tenant shall not record this Lease. Tenant may record a short form memorandum of this Lease; provided that upon the Expiration Date or early termination of this Lease, Tenant shall execute, notarize and record a quitclaim deed to quitclaim its interest in this Lease and the Premises.

29.4 Landlord Exculpation. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Buildings, and the sales, rental, condemnation and insurance proceeds therefrom, and Tenant agrees to look solely to Landlord’s interest in the Buildings (and the sales, rental, insurance and condemnation proceeds therefrom) for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, members, directors, officers, shareholders, agents or employees of Landlord, including without limitation, any property management company of Landlord (collectively, the “Landlord Parties”). It is the parties’ intention that Landlord and the Landlord Parties shall not in any event or circumstance be personally liable, in any manner whatsoever, for any judgment or deficiency hereunder or with respect to this Lease. The liability of Landlord under this Lease is limited to liability accruing during its actual period of ownership of title to the Buildings and following any transfer of the ownership of the Buildings or the real property, the transferring landlord shall be released of any liability accruing thereafter as long as any successor assumes in writing the obligations of “Landlord” under this Lease.

29.5 Severability and Governing Law. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

29.6 Attorneys’ Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys’ and experts’ fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

29.7 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

29.8 Warranty of Authority. Landlord and Tenant represent and warrant that each person executing this Lease on their behalf is duly and validly authorized to do so. If such party is a partnership, corporation or trustee, such party represents and warrants that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Landlord represents and warrants that it has lawful title to the Premises (except for 595 N. Mathilda Avenue, which Landlord or an affiliate of Landlord has under contract to purchase and is subject to the provisions of Article 2 above) and has full right and authority to enter into this Lease and perform all of its obligations hereunder.

29.9 Notices. All notices, demands, statements or communications (collectively, “Notices”) given or required to be given by either party to the other hereunder shall be in writing, shall be sent by (i) overnight courier, cost prepaid, (ii) United States certified or registered mail, postage prepaid, return receipt requested or (iii) delivered personally (a) to Tenant at the Tenant’s Address set forth in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (b) to Landlord at Landlord’s Address set forth in the Basic Lease Information, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given one (1) business day after being deposited with an overnight courier, three (3) days after being deposited in the U.S. mail or upon the date personal delivery is made.

29.10 Joint and Several; Covenants and Conditions. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

29.11 Confidentiality. Landlord and Tenant each acknowledges that the content of this Lease and any related documents are confidential information. Landlord and Tenant shall keep and maintain such confidential information strictly confidential and, except to the extent required by applicable law or court order, shall not disclose such confidential information to any person or entity other than such party’s financial, legal, space planning consultants, employees, shareholders, lenders, and prospective assignees and subtenants of Tenant, and any prospective buyer or lender of the Project.

30.	SIGNS

Tenant shall have the exclusive right, at Tenant’s sole cost and expense, to install the signage described on Exhibit E hereto, including, without limitation, exclusive Building, pedestrian monument and monument signage for the Premises. In addition, Tenant shall be permitted monument signage on the Common Area Parcel or in such other portion of the Common Area of the Project as reasonably approved by Landlord. All such signage and any other signs and graphics visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord’s prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed) and shall be subject to and in compliance with all applicable Laws, Private Restrictions and Rules and Regulations, and Landlord’s reasonable sign criteria as same may exist from time to time or as set forth in Exhibit E hereto. Tenant shall remove all such signs and graphics prior to the expiration or earlier termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises. Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Any and all costs relating to Tenant’s signs, including the installation, maintenance and removal thereof shall be at Tenant’s sole cost and expense. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs and make any repairs necessitated by such removal. Tenant further agrees to maintain each such sign and graphics, as may be approved, in good condition and repair at all times.

31.	MORTGAGEE PROTECTION

Upon any default on the part of Landlord, Tenant will give written Notice by nationally recognized overnight courier, or registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving Notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)’ deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender and Landlord shall release Tenant as to such payments so made and received by such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender’s loan to Landlord. If, in connection with obtaining financing for the Premises or any other portion of the Project, Landlord’s lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially and adversely affect Tenant’s rights or obligations hereunder (including, without limitation, Tenant’s obligation to pay Rent) or the use, occupancy or quiet enjoyment of Tenant hereunder.

32.	WARRANTIES OF TENANT

Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect to such investigation and the execution of this Lease. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

33.	BROKERAGE COMMISSION

Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) specified in the Basic Lease Information, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder’s fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Landlord shall be responsible for payment of any brokerage commission payable in connection with this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder’s fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the Lease Date. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder’s fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

34.	QUIET ENJOYMENT

Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease beyond applicable notice and cure periods, and subject to the rights of any of Landlord’s lenders, (i) that Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant’s occupancy or enjoyment of the Premises and the Common Areas. The foregoing covenant is in lieu of any other covenant express or implied.

35.	INTENTIONALLY OMITTED

36.	OPTION TO EXTEND THE LEASE TERM

36.1 Grant of Extension Option. Subject to the provisions, limitations and conditions set forth in Section 36.5 below, Tenant shall have an option (each, an “Option”, and collectively, the “Options”) to extend the initial term of the Lease for two (2) successive periods of seven (7) years each (each, an “Extended Term”).

36.2 Tenant’s Option Notice. Landlord must receive written notice (an “Option Notice”) from Tenant of Tenant’s exercise of the Option on a date which is not more than twelve (12) months nor less than nine (9) months prior to the end of the then current Term of the Lease.

36.3 Establishing the Initial Monthly Base Rent for the Extended Term. The initial monthly Base Rent for the Extended Term shall be one hundred percent (100%) of the then current market rent for the then current use of the Premises within the competitive market area of the Premises (the “Fair Rental Value”). Notwithstanding the foregoing, “Fair Rental Value” of the Premises means the current market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements (but only to the extent the cost of which has been contributed to by Landlord), whether tenant improvements allowances or other tenant concessions are being paid, whether brokerage commissions are being paid, and the monthly base rent and additional rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises. In no event shall the monthly Base Rent for any period of the Extended Term, as determined pursuant to this Section 36.3, be less than the last month’s Base Rent charged during the last month of the then current Term of the Lease.

(a) Determination of Base Rent for the Extended Term. Base Rent for the Extended Term of this Lease, if applicable, shall be a monthly sum, (which in no event shall be less than the monthly sum payable during the last full calendar month of the initial term), which shall be determined as follows:

(i) Within fifteen (15) days after Landlord’s receipt of the Option Notice, Landlord and Tenant shall meet at such times as they shall mutually agree and endeavor in good faith to agree upon the Base Rent for the Extended Term.

(ii) If Landlord and Tenant are unable to agree, during the period stated in subsection (a)(i), on the Base Rent for the Extended Term, such Base Rent shall be determined by appraisal in the manner provided in subsection (b) below.

(b) Appraisal Process. If Landlord and Tenant are unable to agree upon the amount of Base Rent payable during the Extended Term, as provided above, they each shall, not later than ten (10) days after the end of the period for attempting to agree upon Base Rent, appoint an independent M.A.I. appraiser who shall have at least ten (10) years’ experience in the commercial real estate market in which the Premises is located and shall be familiar with the valuation of comparable property in such area and otherwise qualified to act as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Within said ten (10) day period, each party shall notify the other party in writing of the name, address, telephone number and qualifications of its appraiser so appointed. If either party shall fail to notify the other party of its named appraiser within said ten (10)- day period, the determination of Base Rent by the single appraiser appointed shall be conclusive and binding upon both Landlord and Tenant.

(i) The appraisers appointed pursuant to this subsection (b) shall determine the “Fair Rental Value” for the Premises as of the date of calculation thereof.

(ii) The appraisers shall, not later than seven and one-half (7 1/2) months prior to the expiration of the initial term, report in writing to the party appointing him/her their opinion as to the Fair Rental Value. Each party shall, promptly upon receipt of the appraisal report from its appraiser, provide the other party with a copy thereof. Not later than seven (7) months prior to the expiration of the initial Term, Landlord and Tenant shall meet at such times as they shall mutually agree and endeavor in good faith to agree upon the Base Rent based upon the reports of the appraisers. If Landlord and Tenant are unable to agree on the Base Rent within the time specified above, the appraisers shall appoint a third (3rd) appraiser, qualified as aforesaid, who shall, not later than six (6) months prior to the expiration of the initial Term, determine the Fair Rental Value on the basis of the two (2) appraisal reports previously prepared and consultation with such appraisers and/or other experts and competent authorities as such third (3rd) appraiser shall deem relevant or appropriate in his/her discretion. So long as it is not inconsistent with any of the express provisions of this Lease and is not arbitrary and capricious, the written report and determination of Fair Rental Value by the third (3rd) appraiser shall be accepted by Landlord and Tenant as the Base Rent, which determination shall be final and binding and enforceable in a court of competent jurisdiction with the same force and effect as if the same were a judgment duly entered by such court. In the event that the two (2) originally appointed appraisers cannot for any reason agree on a third (3rd) M.A.I. appraiser, then either Landlord or Tenant, on behalf on both, may request appointment of such third M.A.I. appraiser by the then Chief Judge of the United States District Court having jurisdiction over the Premises, and neither party shall raise any question as to such Judge’s full power and jurisdiction to entertain the application for and make such appointment hereunder.

(iii) In the use of appraisers hereunder, each party shall pay the fees and expenses of its own appraiser and shall share equally the fees and expenses of any third (3rd) appraiser appointed hereunder.

Upon determination of the initial monthly Base Rent for the applicable Extended Term, pursuant to the terms outlined above, Landlord and Tenant shall immediately execute an amendment to the Lease. Such amendment shall set forth among other things then agreed upon by the parties, the initial monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Except for the Options, and except as otherwise agreed by Landlord and Tenant in writing, Tenant shall have no other right to further extend the Term of the Lease under this Section 36.

36.4 Condition of Premises and Brokerage Commissions for the Extended Terms. If Tenant timely and properly exercises an Option, in strict accordance with the terms contained herein, Tenant shall accept the Premises in its then “AS-IS” condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises. If Tenant then continues to be represented by Cornish & Carey Commercial Newmark Knight Frank, Landlord shall pay to such broker a brokerage commission with respect to Tenant’s Option in accordance with the terms of a separate agreement between Landlord and said broker.

36.5 Limitations On, and Conditions To, Extension Options. The Option described in this Section 36 is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease except for an assignment to an Affiliate as part of the assignment of the entirety of this Lease. At Landlord’s option, all rights of Tenant and any Affiliate in, to and under the Option described in this Section 36 shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant or the Affiliate, as the case may be, is in default in the performance of any of its obligations under this Lease beyond applicable notice and cure periods at the time of Tenant’s or the Affiliate’s (as the case may be) exercise of the Option to extend the initial term of this Lease; and/or (2) Tenant or the Affiliate (as the case may be) has assigned all of its rights and obligations under the Lease to any party other than an Affiliate, or Tenant has subleased all of the Premises; and/or (3) Tenant has failed to exercise properly the Option described in this Section 36 in a timely manner in strict accordance with the provisions of this Section 36; and/or (4) Tenant or the Affiliate (as the case may be) no longer has possession of all of the Premises under the Lease.

37.	INTENTIONALLY OMITTED.

38.	ROOF TOP COMMUNICATION EQUIPMENT.

Tenant shall have the right (but only to the extent permitted by the City of Sunnyvale and all agencies, governmental and quasi-governmental authorities having jurisdiction thereof), at Tenant’s sole cost and expense, to install and operate a satellite or microwave dish or dishes (“Satellite Dishes”), together with any necessary cables (“Cables”), and one or more cellular repeater antennae and all necessary peripheral equipment, cabling and wiring (“Cellular Repeater Antennae”) on a portion of the roof of each Building be designated by Tenant and reasonably acceptable to Landlord (collectively, the “Roof Space”) for the Term of the Lease (the Satellite Dishes, Cables and Cellular Repeater Antennae are hereinafter collectively referred to as the “Equipment”). The location and size of the Equipment shall be subject to Landlord’s approval, not to unreasonably withheld, conditioned or delayed, and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (i) at Tenant’s sole cost and expense, (ii) contained visually within the roof screen, (iii) installed and operated to Landlord’s reasonable specifications and supervision or review, and (iv) installed, maintained, operated and removed in accordance with all Private Restrictions and applicable Laws. Landlord shall cooperate reasonably with Tenant to modify the roof screen placement (subject to all applicable Laws and Private Restrictions) if required for signal quality, reconfiguration due to the installation of any HVAC Systems and other reasonable considerations; provided, the cost of all such modifications shall be the responsibility of Tenant. All modifications to any Building, including the Roof Space, if any, shall be reasonably approved by Landlord prior to commencement of any work with respect to the Equipment. No additional Rent shall be paid by Tenant for use of the Roof Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease. Tenant shall restore the Roof Space and any other portion of the Buildings affected by the Equipment to their original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty. Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Roof Space or the Equipment except together with the remainder of all of the Premises as more particularly set forth in Section 14 of this Lease. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Roof Space by Tenant, including without limitation, Sections 12 and 13 of this Lease. The Equipment shall comply with all-non-interference rules of the Federal Communications Commission. If applicable, Tenant shall provide to Landlord a copy of (i) the Federal Communications Commission (or other agency) grant which has awarded frequencies to Tenant and (ii) a list of Tenant’s frequencies. To the best of Tenant’s actual knowledge, without inquiry, as of the date of this Lease, Tenant represents to Landlord that the Equipment shall not emit or project any electro-magnetic fields which pose a human health or environmental hazard. In addition, Tenant shall be responsible for insuring the Equipment and Landlord shall have no responsibility therefor. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord from any and all claims, demands, liabilities, damages, judgments, costs and expenses (including reasonable attorneys’ fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof, including, without limitation, relating to any violation of the roof warranty.

39.	EMERGENCY GENERATOR.

Tenant shall have the right (but only to the extent permitted by the City of Sunnyvale and all agencies, governmental and quasi-governmental authorities having jurisdiction thereof), at Tenant’s sole cost and expense, to install and operate an emergency electrical generator (the “Generator”) along with any necessary cables (“Cables”) on a portion of the Project to be reasonably approved by Landlord (“Generator Space”) for the Term of the Lease (the Generator and Cables are hereinafter collectively referred to as the “Equipment”). The location and size of the Equipment shall be subject to Landlord’s approval, not to unreasonably withheld, conditioned or delayed, and which best promotes the safety, aesthetics and efficiency of the Equipment; provided, all of the Equipment and any modifications thereto or placement thereof shall be (i) at Tenant’s sole cost and expense, (ii) installed and operated to Landlord’s reasonable specifications and supervision or review, and (iii) installed, maintained, operated and removed in accordance with all Recorded Matters and applicable Laws. No additional Rent shall be paid by Tenant for use of the Generator Space and operation of the Equipment. The Equipment shall remain the property of Tenant and Tenant shall remove the Equipment upon the expiration or earlier termination of the Lease. Tenant shall restore the Generator Space and any other portion of any Building affected by the Equipment to its original condition, excepting ordinary wear and tear and/or damage or destruction due to fire or other casualty. Tenant may not assign, lease, rent, sublet or otherwise transfer any of its interest in the Generator Space or the Equipment except together with the remainder of all of the Premises as more particularly set forth in Section 14. Each of the other provisions of this Lease shall be applicable to the Equipment and the use of the Generator Space by Tenant, including without limitation, Sections 12, 13 and 27 of this Lease. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord from any and all claims, demands, liabilities, damages, judgments, costs and expenses (including reasonable attorneys’ fees) Landlord may suffer or incur arising out of or related to the installation, use, operation, maintenance, replacement and/or removal of the Equipment or any portion thereof.

40.	PAYMENTS BY TENANT

40.1 Applicability of Maximum Guarantee Test. Notwithstanding anything to the contrary set forth in this Lease and Exhibit B attached hereto, prior to Substantial Completion of the Warm Shell Improvements, except for any damages, claims and liabilities arising directly from the Exempt Causes (as defined below), in no event shall Tenant be obligated to pay Landlord the Advance Rent, Basic Rent or Additional Rent, or to permit disbursements under the Letter of Credit, or to make any other payments under this Lease, including, without limitation, damages pursuant to Section 19.2 or to satisfy the indemnification obligations in Article 13 (in all instances, only to the extent the amount or obligation exceeds the Maximum Guarantee Test defined below), unless the Maximum Guarantee Test, as calculated in accordance with generally accepted accounting principles in the United States (“US GAAP”), is satisfied at the time each applicable payment is to be made by Tenant under this Lease, or at the time that the indemnification obligation is to be satisfied, as applicable. If the Maximum Guarantee Test is satisfied for the applicable payment or obligation as evidenced by the then-incurred cost reports provided by

Landlord and Tenant pursuant to Section 40.4 below, the amounts due to Landlord shall be immediately due and payable (or in the event of an indemnification obligation, shall be immediately performed) and payments shall be deemed late if not received within thirty (30) days after the determination that the Maximum Guarantee Test is satisfied, as evidenced by the then-incurred cost reports provided by Landlord and Tenant pursuant to Section 40.4 below. For purposes of this Lease, the “Maximum Guarantee Test” shall be deemed satisfied if the payment to be made by Tenant will not exceed 89.95% of the then-incurred Project Costs (as defined below) (as opposed to anticipated total Project Costs) that are properly capitalizable under US GAAP as of the date Tenant will make such payment to Landlord (after having adjusted such costs for any Force Majeure Costs (as defined below). For example, (i) upon the date that the Project Costs exceed $2,021,000.00 (assuming that Tenant has not expended any Project Costs directly), the Maximum Guarantee Test shall be satisfied such that the Advance Rent shall be due to Landlord by Tenant (i.e., the payment will not exceed 89.95% of the then-incurred Project Costs), and (ii) upon the date that the Project Costs exceed $13,128,000.00 (assuming that Tenant has not expended any Project Costs directly), the Maximum Guarantee Test shall be satisfied such that the proceeds from entire amount of the Letter of Credit could be drawn on by Landlord (assuming that the Advance Rent had been previously paid to Landlord by Tenant) (i.e., the collective payments will not exceed 89.95% of the then-incurred Project Costs). Notwithstanding that Tenant’s obligation to make the full payment to Landlord may not have been triggered because the Maximum Guarantee Test has not been satisfied, Tenant’s obligation to make payments to Landlord is absolute and (a) all obligations to make payments shall be immediately binding on Tenant; and (b) all amounts remaining unpaid shall be paid within thirty (30) days after the determination that the Maximum Guarantee Test is satisfied as provided above or no longer applicable as set forth in Section 40.3 below, whichever is the earliest to occur.

40.2 Landlord’s Remedies. If Tenant is in default under this Lease beyond applicable notice and cure periods prior to the date of Substantial Completion of the Warm Shell Improvements, and Landlord’s damages or the cost to Tenant to perform any indemnification obligation is less than the cap imposed by the Maximum Guarantee Test as evidenced by the then-incurred cost reports provided by Landlord and Tenant pursuant to Section 40.4 below, then, at Landlord’s election (i) Tenant shall pay to Landlord, within thirty (30) days after receipt of Landlord’s notice of default, the amount of Landlord’s damages or the cost to perform the indemnity obligation, or (ii) Landlord may terminate this Lease by written notice to Tenant (“Default Termination Notice”) given no later than three (3) business days after the last day of any applicable notice or cure period. If Tenant is in default under this Lease beyond applicable notice and cure periods prior to the date of Substantial Completion of the Warm Shell Improvements and Landlord’s damages or the cost to Tenant to perform any indemnification obligation exceeds imposed by the Maximum Guarantee Test as evidenced by the then-incurred cost reports provided by Landlord and Tenant pursuant to Section 40.4 below, Landlord shall have the right to terminate this Lease. If Landlord terminates this Lease pursuant to this Section 40.2, the cap imposed by the Maximum Guarantee Test shall apply to Tenant’s obligation to pay such damages or perform such obligation, but Landlord shall have the right to recover any deficiency from Tenant at the time of the determination that the Maximum Guarantee Test has been satisfied or is no longer applicable as set forth in Section 40.3, whichever is the earliest to occur.

40.3 Non-Applicability of the Maximum Guarantee Test. Upon the date of Substantial Completion of the Warm Shell Improvements (as defined in Exhibit B), the Maximum Guarantee Test shall be deemed satisfied for all purposes of this Lease, and the provisions on this Section 40 shall be void and of no further force and effect (i.e., any payment and indemnification obligations set forth in the Lease shall no longer be subject to the provisions of this Section 40). From and after the date of Substantial Completion of the Warm Shell Improvements, if Tenant is in default under this Lease beyond any applicable notice and cure period, then notwithstanding anything to the contrary set forth in this Section 40 or elsewhere in this Lease, the Maximum Guarantee Test shall be void and of no further force and effect and all obligations of Tenant shall be immediately owing to Landlord without regard to whether the Maximum Guarantee Test is satisfied or not.

40.4 “Project Costs” means an amount equal to the sum of all capitalizable costs incurred from time to time for (a) any Tenant Improvements Costs; (b) all costs incurred by Landlord in constructing the Warm Shell Improvements; (c) Lessor’s capitalized interest on the outstanding investment expenses incurred in connection with and allocable to the Premises; (d) all brokerage and leasing commissions payable with respect to this Lease, and (e) any other capitalized transaction costs and fees that reasonably, meet the requirements for inclusion in the Maximum Guarantee Test as described in Accounting Standards Codification 840-40-55 (formerly EITF 97-10) (including, but not limited to, Landlord’s permitting and plan check fees and costs, insurance costs of Landlord, brokerage commissions, development and entitlement costs, recording fees, appraisal fees, engineering fees, architectural fees and legal and professional fees, and payment and performance required pursuant to Exhibit B, in each case to the extent allocable to the Premises, but specifically excluding land acquisition costs and debt issuance costs, if any). Upon Tenant’s request, which shall occur not more than one (1) time in any thirty (30) day period, Landlord shall provide Tenant with the amount of Landlord’s then-incurred Project Costs as of such date, shown on a Building by Building basis and, with respect to costs incurred in connection with the Common Area, a breakdown of such costs in an objectively verifiable basis, which amount shall be used for the calculation set forth in Section 40(a), together with any then-incurred Project Costs that have been incurred by Tenant with respect to the Premises. Upon Landlord’s request, which shall occur not more than one (1) time in any thirty (30) day period, Tenant shall provide Landlord with the amount of Tenant’s then-incurred Project Costs as of such date, shown on a Building by Building basis. Without limiting the foregoing, Landlord shall have the right at any time (but not more than once per month) to submit to Tenant its determination of then-incurred overall Project Costs and demand for all outstanding obligations for which the Maximum Guarantee Test have been satisfied.

40.5 “Force Majeure Costs” means the sum of (a) all costs and expenses that are incurred because the Project is damaged by a fire or other casualty event (including capitalized interest on such costs and expenses), less the amount of all insurance proceeds applied to restore the Building; and (b) any loss in fair market value of the Premises to the extent the same are not restored following a fire or other casualty event.

40.6 “Exempt Causes” means (a) any misapplication of funds, fraud, willful misconduct or acts in violation of applicable Laws by Tenant and (b) Tenant’s filing of a voluntary petition under the Bankruptcy Code or an order for relief being entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code.

40.7 Tenant Bankruptcy. If an Exempt Cause occurs, then notwithstanding anything to the contrary in this Lease, in no event shall the Maximum Guarantee Test be applicable to any provision of this Lease or any Tenant obligation thereunder.

40.8 Indemnification. Notwithstanding anything to the contrary in the Lease, until the Substantial Completion of the Warm Shell Improvements, Tenant’s indemnification obligations shall only inure to the benefit of Landlord.

40.9 Effect of Delivery of Warm Shell Improvements on a Building by Building Basis. If at any time prior to Substantial Completion of the Warm Shell Improvements Landlord and Tenant agree that Tenant will accept delivery of one or more, but not all, of the Buildings with the Warm Shell Improvements for such Building Substantially Complete, Landlord and Tenant, acting reasonably, shall execute an amendment to this Lease (i) setting forth the date of Substantial Completion of the Warm Shell Improvements for such Building or Buildings and confirming that such date is the Delivery Date for such Building or Buildings; (ii) confirming the then-incurred Project Costs for such Building or Buildings; (iii) adjusting the Maximum Guarantee Test as set forth in Section 40.1 to be calculated on a Building by Building basis; (iv) addressing all necessary terms in the amendment in order to comply with the Maximum Guarantee Test on a Building by Building basis, and (v) addressing such other issues as are necessary to reflect Substantial Completion of the Warm Shell Improvements for such Building or Buildings.

[NO FURTHER TEXT ON THIS PAGE; SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

LANDLORD:

SEQUOIA M&M LLC, a California limited liability company

By:	J.P. DiNapoli Companies, Inc.,
a California corporation
Its: Manager

	By:	/s/ John DiNapoli
	Print Name:	John DiNapoli
Print Title:

SEQUOIA M&P LLC, a California limited liability company

By:	J.P. DiNapoli Companies, Inc.,
a California corporation
Its: Manager

	By:	/s/ John DiNapoli
	Print Name:	John DiNapoli
Print Title:

SEQUOIA DEL REY, LLC, a California limited liability company

By:	J.P. DiNapoli Companies, Inc.,
a California corporation
Its: Manager

	By:	/s/ John DiNapoli
	Print Name:	John DiNapoli
Print Title:

TENANT:

LinkedIn Corporation, a Delaware corporation

By:	/s/ Steven Sordello
Its:	CFO

If Tenant is a CORPORATION, the authorized officer must sign on behalf of the corporation and indicate the capacity in which he/she is signing.

EXHIBIT A TO LEASE AGREEMENT

PREMISES AND BUILDINGS SITE PLAN

EXHIBIT A

DEL REY AVENUE
MATHILDA AVE.
MAUDE AVE.
EXISTING BUILDING A
BUILDING B
LEASABLE AREA
BUILDING C
LEASABLE AREA
BUILDING D
LEASABLE AREA
PARKING GARAGE

1 SITE PLAN

PROJECT DATA (LEASING)

PARKING ANALYSIS

KEY NOTES

ARC TEC

A Site Development Package for:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS

505 N. Mathilda Avenue
Sunnyvale, CA 94085

A1.01L

A Site Development Package For:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS

505 N. Mathilda Avenue Sunnyvale, CA 94085

A
A.5
B.1
B
B.4
C
C.5
D
10
9
8
7
6
5
4
3
2
1.5
3.1
2.7
2.3
1.7
1.3

1 BUILDING B - FIRST FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue
Sunnyvale, CA 94085

A2.01B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

A
B
C
D
1.1
2
3
4
5
6
7
8
9
10

1 BUILDING B - SECOND LEVEL FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

A2.02B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

10
9
8
7
6
5
4
3
2
1
A
B
C
D

1 BUILDING B - THIRD FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A2.03B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

A
B
C
D
1
2
3
4
5
6
7
8
9
10

1 BUILDING B - FOURTH FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue
Sunnyvale, CA 94085

A2.04B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1 BUILDING B - FIFTH FLOOR PLAN
PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A2.05B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1 BUILDING B - FIRST FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue
Sunnyvale, CA 94085

A2.01B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1 BUILDING B - SECOND LEVEL FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

A2.02B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

A
A.5
B.1
B
B.4
C
C.5
D
X.3
X.2
10
9
8
7
6
5
4
3
2
1
X.1
D.2
D.8
D.1
3.1
2.7
2.3
1.7
1.2

1 BUILDING B - THIRD FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue

Sunnyvale, CA 94085

A2.03B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

X.3
X.2
10
9.7
9
8
7
6
5
4
3
2
1
X.1
A
A.5
B1
B
B.4
C
C.5
D
C.2
C.8

1 BUILDING B - FOURTH FLOOR PLAN

ARC TEC

PROGRESS SET - NOT FOR CONSTRUCTION

A2.04B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1
2
3
4
5
6
7
8
9
10
A
B
C
D

1 BUILDING B - FIFTH FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A2.05B

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1 BUILDING C - FIRST FLOOR PLAN
PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A New Site Development AC

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue
Sunnyvale, CA 94085

A2.01C

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1 BUILDING C - SECOND LEVEL FLOOR PLAN

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue
Sunnyvale, CA 94085

PROGRESS SET - NOT FOR CONSTRUCTION

A2.02C

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

ARC TEC
A
B
C
D
1
2
3
4
5
6
7
8
9
10

1 BUILDING C - THIRD FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

A2.03C

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1
2
3
4
5
6
7
8
9
10
A
B
C
D

1 BUILDING C - FOURTH FLOOR PLAN

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

PROGRESS SET - NOT FOR CONSTRUCTION

A2.04C

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1
2
3
4
5
6
7
8
9
10
A
B
C
D

1 BUILDING C - FIFTH FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A2.05C

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

1 2 3 4 5 6 7 8 9 10
A B C D

1 BUILDING C - SIXTH FLOOR PLAN

PROGRESS SET - NOT FOR CONSTRUCTION

ARC TEC

A New Site Development At:

THE MATHILDA RESEARCH & DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue

Sunnyvale, CA 94085

A2.06C

A New Site Development At:

THE MATHILDA RESEARCH

& DEVELOPMENT CAMPUS - BUILDING C

505 N. Mathilda Avenue Sunnyvale, CA 94085

EXHIBIT B TO LEASE AGREEMENT

WARM SHELL IMPROVEMENTS AND TENANT IMPROVEMENTS

This exhibit, entitled “Warm Shell Improvements and Tenant Improvements”, is and shall constitute Exhibit B to that certain Lease Agreement dated August     , 2012 (the “Lease”), by and between SEQUOIA M&M LLC, a California limited liability company, SEQUOIA M&P LLC, a California limited liability company, and SEQUOIA DEL REY, LLC, a California limited liability company (“Landlord”), and LinkedIn Corporation, a Delaware corporation (“Tenant”), for the leasing of certain premises located at 555 North Mathilda Avenue, Sunnyvale, California (the “Premises”). The terms, conditions and provisions of this Exhibit B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

I. Warm Shell Improvements; Schedule of Performance

A. Landlord to Construct Warm Shell Improvements. Landlord shall, at Landlord’s sole cost and expense, diligently prosecute to completion in accordance with all applicable Laws, and the Final Warm Shell Plans (as defined below), and in a good and workmanlike manner, the Warm Shell Improvements (as defined in Section 2.3 of the Lease). The Warm Shell Improvements are anticipated to be constructed in accordance with the schedule attached hereto as Exhibit B-3 (“Warm Shell Construction Schedule). The Warm Shell Construction Schedule may be modified by the mutual agreement of the parties, acting reasonably.

2. Warm Shell Plans.

A. Preliminary Warm Shell Plans. Landlord shall cause its architect to prepare preliminary design development plans and specifications for the Warm Shell Improvements (the “Preliminary Warm Shell Plans”), which shall (i) include, without limitation, a site plan, floor plans, roof plan, building sections, exterior elevations, MEP and fire protection plans, MEP equipment schedules and draft specifications, and (ii) be based on and represent the logical evolution of the schematic plans and specifications for the Premises prepared by ARC TEC dated August 20, 2012 (the “Pre-Approved Plan”), and shall incorporate all of the specifications set forth in Exhibit B-1 to the Lease. Throughout this initial design development period (as well as throughout the development of the Premises as discussed herein), Landlord and Tenant shall communicate and exchange information with each other and shall reasonably cooperate with each other in good faith to achieve a timely production of mutually satisfactory design development drawings, plans and specifications. Tenant and its consultants shall have the right to review and comment on the Preliminary Warm Shell Plans and Landlord shall incorporate all comments on such plans that demonstrate an inconsistency with Exhibit B-1. Following the approval as provided above, Landlord shall not make any changes to the Preliminary Warm Shell Plans that will cause a deviation from any of the specifications contained in Exhibit B-1 or that are not a logical evolution of the Pre-Approved Plan, or that will otherwise materially impact the interior layout of the Buildings, without Tenant’s prior written approval, which approval Tenant shall not unreasonably delay, condition or withhold from that shown on the Preliminary Warm Shell Plans (it being agreed that that Tenant shall have no approval rights other than as expressly identified above). If Tenant fails to disapprove any such submitted changes within ten (10) business days after receiving same, then Tenant shall be deemed to have approved same. If Tenant reasonably disapproves such changes, then Landlord and Tenant shall work together in good faith to reach agreement within ten (10) business days of receiving the initial request, and any failure to have reached agreement by such date shall constitute a “Tenant Plan Delay.”

B. Final Warm Shell Plans. Landlord shall cause its architect to prepare architectural and engineering plans, specifications, and working drawings, including, without limitation, a proposed final site plan, enlarged floor plans, roof plan, building sections, exterior and interior elevations, MEP and fire protection plans, MEP equipment schedules, finish schedule and details, and specifications for the Warm Shell Improvements, all of which shall be consistent with, and logical evolutions of, (i) the approved Preliminary Warm Shell Plans, (ii) changes required for governmental and all other construction approvals, and (iii) the standard specifications set forth in Exhibit B-1 to the Lease (collectively, the “Final Warm Shell Plans”). Tenant and its consultants shall have the right to review and comment on the Final Warm Shell Plans and Landlord shall incorporate all comments on such plans that demonstrate an inconsistency with the Preliminary Warm Shell Plans. Following the approval as provided above, Landlord shall not make any changes to the Final Warm Shell Plans that will cause a deviation from, or are not a logical evolution of, any of the specifications contained in the Preliminary Warm Shell Plans or that will otherwise materially impact the interior layout of the Buildings from that shown on the Preliminary Warm Shell Plans, without Tenant’s prior written approval, which approval Tenant shall not unreasonably delay, condition or withhold. If Tenant fails to disapprove any such submitted changes within ten (10) business days after receiving same, Tenant shall be deemed to have approved same. If Tenant reasonably disapproves such changes, then Landlord and Tenant shall work together in good faith to reach agreement within ten (10) business days of receiving the initial request, and any failure to have reached agreement by such date shall constitute a “Tenant Plan Delay.”

C. Review of Plans. Neither Tenant’s nor any of its consultants’ review of the Preliminary Warm Shell Plans and resulting Final Warm Shell Plans shall constitute a representation or warranty by Tenant or any of its consultants that such plans either (i) are complete or suitable for their intended purpose, or (ii) comply with applicable Laws, it being expressly agreed by Landlord that Tenant and its consultants assume no responsibility or liability whatsoever to Landlord or to any other person or entity for such completeness, suitability or compliance.

EXHIBIT B

3. Substantial Completion. “Substantial Completion” (and any correlative variations thereof) of the Warm Shell Improvements shall be not be deemed to occur until (a) the Building shells, the Building lobbies, the entrances, stairways and access ways for access to the Buildings, and all of the other Warn Shell Improvements described in the Final Warm Shell Plans have been completed, and Landlord’s architect (“Landlord’s Architect”) has certified in writing that the Warm Shell Improvements have been completed in accordance with the Final Warm Shell Plans, except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural “punch list” (which Landlord shall use commercially reasonable efforts to cause to be completed within thirty (30) days after Substantial Completion); (b) all utilities systems serving the Premises, life safety support systems, including fire sprinklers and safety auditory systems, all heating, ventilating and air conditioning systems serving the Premises, except to the extent such items may be included in Tenant’s Tenant Improvements, and Building elevators have been installed and are operating; (c) all necessary governmental inspections of the Warm Shell Improvements have been obtained and approved; (d) the Premises are in such a state of completion that, upon completion of the Tenant Improvements, the requirements necessary to obtain approval for occupancy of the Premises from applicable governmental authorities (including approval from the Building Department and Fire Department of the City of Sunnyvale for Tenant to occupy the Premises) have been satisfied; and (e) subject to minor items which do not materially affect the usability of the Building, the Common Areas serving the Building are sufficiently complete to be usable by Tenant’s employees and customers (subject to completion of Tenant’s Tenant Improvements), but which Landlord shall use commercially reasonable efforts to cause to be completed within thirty (30) days after Substantial Completion. Upon Substantial Completion of the Warm Shell Improvements, Landlord and Tenant shall arrange a mutually convenient time, no later than five (5) business days after the Substantial Completion date, for Tenant and/or Tenant’s Architect (as defined below) and Landlord and/or Landlord’s Architect to conduct a walk-through inspection of the Warm Shell Improvements. During the inspection, Landlord’s Architect shall compile a punchlist of items yet to be completed. Landlord shall use commercially reasonable efforts to complete the punchlist items within thirty (30) days following the walk-through, and any unreasonable interference with the construction of the Tenant Improvements while completing the punchlist work shall constitute a Landlord Delay.

4. Landlord’s Warranty. In addition to (and not in lieu of) Landlord’s obligations under the Lease with respect to repairs, Landlord warrants to Tenant that the Warm Shell Improvements will be free from defects in workmanship and materials for one (1) year from the date of Substantial Completion. Therefore, if Tenant or Landlord shall reasonably determine that any of the workmanship or material used in the Warm Shell Improvements is defective, Landlord shall cause such defective workmanship or material to be appropriately corrected, repaired, or replaced, without cost or expense to Tenant, provided that Landlord receives notice thereof within the one (1) year period. Such correction, repair, or replacement shall be performed as promptly as reasonably practical and in such manner so as to minimize interference with Tenant’s operation in or about the Premises.

5. Inspections and Scheduling. Subject to insurance requirements, the imposition of reasonable safety and security rules and Tenant and Tenant’s Representatives not interfering with or delaying Landlord and Landlord’s agents and contractors, workmen, suppliers and invitees in constructing the Warm Shell Improvements or completing any other work for Landlord, Tenant and Tenant’s Representatives shall have the right, from time to time during normal business hours, to observe the progress of the Warm Shell Improvements, to attend the weekly project meetings with Landlord’s contractors, and to inspect installation of the Warm Shell Improvements; however, no such observation shall create liability or responsibility on the part of the Tenant with respect to the nature or quality or the Warm Shell Improvements. If Tenant believes that the interior floor plan or layout of the Warm Shell Improvements are not substantially consistent with the Final Warm Shell Plans (as same may have been adjusted pursuant to change order approvals as provided above), then Tenant shall have the right to notify Landlord of such discrepancy, and Landlord and Tenant shall thereafter work together in good faith to make any necessary corrections. Tenant agrees that any such entry into the Premises shall be subject to all of the applicable terms, covenants, conditions and provisions of the Lease, but specifically excluding the covenant to pay Rent, it being understood that the same, in and of itself, shall not be deemed to be early possession. Landlord shall be available, and cause its general contractor to be available, to Tenant or its representatives at reasonable times upon reasonable prior notice when necessary or desirable for the purpose of reviewing the Warm Shell Improvements; provided that Tenant shall not unreasonably interfere with Landlord’s ability to cause the Substantial Completion of the Warm Shell Improvements. Landlord shall keep Tenant informed as to all material governmental inspections of which Landlord is aware and shall permit Tenant or its representatives to be present at such inspections. Landlord shall promptly deliver to Tenant any revisions to the construction schedule.

EXHIBIT B

II. Tenant Improvements

1. Tenant To Construct Tenant Improvements. Subject to the provisions below, Tenant shall be solely responsible for the planning, construction and completion of all interior tenant improvements (collectively the “Tenant Improvements”) to the Premises in accordance with the terms and conditions of this Exhibit B. The Tenant Improvements shall not include any of Tenant’s personal property, furniture, data and telecommunications equipment, cabling or similar items.

2. Tenant Improvement Plans.

A. Preliminary Plans and Specifications. Promptly after execution of the Lease, Tenant may request that Landlord’s Architect complete a preliminary test fit (“Test Fit”) based upon Tenant’s parameters, the cost of which shall be borne by Tenant, subject to application of an allowance therefor to be provided by Landlord of up to $0.05 per rentable square foot of the Premises (i.e., $27,818.10 based upon the Premises containing 556,362 rentable square feet). Within ten (10) days after execution of the Lease, Tenant shall retain a licensed and insured architect, which shall be subject to Landlord’s prior reasonable approval (“Tenant’s Architect”) to prepare preliminary working architectural and engineering plans and specifications (“Preliminary Plans and Specifications”) for the Tenant Improvements. Landlord acknowledges its approval of the following architects for the Tenant Improvements: ARC TEC. Tenant shall deliver the Preliminary Plans and Specifications to Landlord. The Preliminary Plans and Specifications shall be in sufficient detail to show locations, types and requirements for all heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, electrical outlets, lighting, lighting fixtures and related power, and electrical and telephone switches. Landlord shall reasonably approve or disapprove the Preliminary Plans and Specifications (and will not unreasonably condition its approval thereof) within five (5) business days after Landlord receives the Preliminary Plans and Specifications and, if reasonably disapproved, Landlord shall return the Preliminary Plans and Specifications to Tenant with a detailed explanation of the reason(s) for disapproval. Representatives of both parties shall promptly make themselves available to discuss and resolve Landlord’s comments or revisions, and such documents shall promptly be revised by Tenant to incorporate any agreed upon changes. In the event the parties cannot reach agreement and resolve all disputed matters relating to any such documents, the parties shall promptly meet and confer and negotiate in good faith to reach agreement on any disputed matters, and any delay resulting therefrom shall be a “Tenant Plan Delay.” This procedure shall be repeated until Landlord approves the Preliminary Plans and Specifications. The approved Preliminary Plans and Specifications, as modified, shall be deemed the “Final Preliminary Plans and Specifications”.

B. Final Plans and Specifications. After the Final Preliminary Plans and Specifications are approved by Landlord and are deemed to be the Final Preliminary Plans and Specifications, Tenant shall cause the Architect to prepare the final working architectural and engineering plans, specifications and drawings (“Final Plans and Specifications”) for the Tenant Improvements. Tenant anticipates, and Landlord acknowledges, that at several intervals over a period of six (6) months from the date that the Final Preliminary Plans and Specifications have been approved by Landlord (“Plan Submittal Period”), the Architect will be preparing for each Building, and submitting to Landlord for Landlord’s reasonable review and approval, two sets of Final Plans and Specifications. Tenant anticipates that one of the two sets of Final Plans and Specifications for a Building will depict the upper floors comprised of office/open office environments, and the second set of Final Plans and Specifications will depict the first floor of the Building, which could include food service/café, data room, executive business center or all-hands meeting center elements. Landlord shall reasonably approve or disapprove the Final Plans and Specifications (and will not unreasonably condition its approval thereof) for a particular Building within twenty (20) days after Landlord receives the Final Plans and Specifications for such Building, and, if reasonably disapproved, Landlord shall return the Final Plans and Specifications to Tenant with a detailed explanation of the reason(s) for disapproval, and the procedure described on Section 2.A. above shall be repeated until Landlord approves, in writing, the Final Plans and Specifications. The approved Final Plans and Specifications, as modified, shall be deemed the “Construction Documents”. Any delay in Tenant’s submitting Final Plans and Specifications for all Buildings by the last day of the Plan Submittal Period for reasons other than Landlord Delay or a “Tenant Plan Delay.”

C. Miscellaneous. All deliveries of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents shall be delivered by messenger service, by personal hand delivery or by overnight parcel service. While Landlord has the right to approve the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, Landlord’s interest in doing so is to protect the Premises, the Buildings and Landlord’s interest. Accordingly, Tenant shall not rely upon Landlord’s approvals and Landlord shall not be the guarantor of, nor responsible for, the adequacy and correctness or accuracy of the Preliminary Plans and Specifications, the Final Preliminary Plans and Specifications, the Final Plans and Specifications, and the Construction Documents, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting such approvals.

D. Changes. Notwithstanding anything to the contrary in this Exhibit B, Tenant may request changes to the Construction Documents and Landlord shall not have any right to approve such

EXHIBIT B

Tenant changes to extent such work (i) is required by the City of Sunnyvale or other applicable governmental body having jurisdiction over the Tenant Improvements, or is due to unforeseen conditions, and (a) is consistent with the design intent of the Construction Drawings, and (b) will not cost more than One Hundred Fifty Dollars ($150,000.00) per occurrence; or (ii) consists of minor field changes that (c) are consistent with the intent or required for the proper execution of the Construction Documents, and (d) that will not materially adversely affect the design, use, or operation of the Premises or Tenant Improvements. If Landlord disapproves of the item proposed by Tenant, then Landlord shall deliver to Tenant its written explanation for such disapproval and proposal for modifications and the parties shall negotiate in good faith to reach agreement on the item proposed, and any delay in Substantial Completion of the Tenant Improvements as a result of such negotiation shall be a “Tenant Plan Delay.” With respect to change orders that Landlord has no right to approve, Tenant shall nevertheless provide prompt written notice to Landlord of the type, scope and cost of the change.

E. Construction Agreements. Tenant hereby covenants and agrees that a provision shall be included in each and every agreement made with the Architect and the Contractor with respect to the Tenant Improvements specifying that Landlord shall be a third party beneficiary thereof, including without limitation, a third party beneficiary of all covenants, representations, indemnities and warranties made by the Architect and Contractor, as applicable. Without limiting the generality of the foregoing, all such construction contracts and all vendors entering the Project at Tenant’s request shall be required to include the provisions set forth in Exhibit B-2 attached hereto.

3. Permits. Tenant, at its sole cost and expense (subject to the provisions of Paragraph 5 below), shall (i) obtain all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the Tenant Improvements based upon such Construction Documents, (ii) cause to be obtained all other necessary approvals and permits from all governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements in accordance with the approved Construction Documents, and (iii) undertake all steps necessary to ensure that the construction of the Tenant Improvements is accomplished in strict compliance with all Laws and generally accepted interpretations thereof applicable to the construction of the Tenant Improvements and the standard and customary requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises and/or the Buildings.

4. Construction.

A. Tenant shall be solely responsible for the construction, installation and completion of the Tenant Improvements in accordance with all applicable laws (including any conditions of approval for the Project imposed by the City of Sunnyvale with respect to the Tenant Improvements, including the obligations under the transportation demand management plan) and the Construction Documents approved by Landlord (and any subsequent changes thereto approved by Landlord or otherwise allowed under Paragraph 2.D) and is solely responsible for the payment of all amounts when payable in connection therewith without any cost or expense to Landlord, except for Landlord’s obligation to contribute the Tenant Improvement Allowance in accordance with the provisions of Paragraph 5 below. Tenant shall diligently proceed with the construction, installation and completion of the Tenant Improvements in accordance with the Construction Documents (and any subsequent changes thereto approved by Landlord or otherwise allowed under Paragraph 2.D) and the completion schedule reasonably approved by Landlord. No material changes shall be made to the Construction Documents and the completion schedule approved by Landlord without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

B. Tenant at its sole cost and expense (subject to the provisions of Paragraph 5 below) shall employ a licensed, insured and bondable general contractor (“Contractor”) to construct the Tenant Improvements in accordance with the Construction Documents. The construction contracts between Tenant and the Contractor and between the Contractor and the major trade subcontractors shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed; provided that Landlord is an express third party beneficiary thereof and the provisions of Exhibit B-2 are included herein. Proof that the Contractor is licensed in California, is bonded as required under California law, and has the insurance specified in Exhibit B-2, attached hereto and incorporated herein by this reference, shall be provided to Landlord at the time that Tenant requests approval of the Contractor from Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall comply with or cause the Contractor to comply with all other terms and provisions of Exhibit B-2.

Notwithstanding the foregoing, Landlord and Tenant shall reasonably cooperate to obtain a single LEED Gold rating for the Buildings (as opposed to separate LEED Gold ratings for each of the core/shell and tenant interior improvements).

C. Prior to the commencement of the construction and installation of the Tenant Improvements, Tenant shall provide the following to Landlord, all of which shall be to Landlord’s reasonable satisfaction:

(i) Estimated completion schedule for the Tenant Improvements.

EXHIBIT B

(ii) Copies of all required approvals and permits from governmental agencies having jurisdiction or authority for the construction and installation of the Tenant Improvements; provided, however, if prior to commencement of the construction and installation of Tenant Improvements Tenant has not received the electrical, plumbing or mechanical permits, Tenant shall only be required to provide Landlord with evidence that Tenant has made application therefor, and, upon receipt by Tenant of such permits, Tenant shall promptly provide Landlord with copies thereof.

(iii) Evidence of Tenant’s procurement of insurance required to be obtained pursuant to the provisions of Paragraphs 4.B and 4.G.

D. Landlord shall at all reasonable times have a right to inspect the Tenant Improvements (provided Landlord does not materially interfere with the work being performed by the Contractor or its subcontractors) and Tenant shall immediately cease work upon written notice from Landlord if the Tenant Improvements are not in compliance with the Construction Documents approved by Landlord. If Landlord, in its reasonable discretion, shall give notice of faulty construction or any other material deviation from the Construction Documents, Tenant shall cause the Contractor to make corrections promptly. However, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord, shall operate as a waiver of any rights of Landlord to require good and workmanlike construction and improvements constructed in accordance with the Construction Documents.

E. Subject to Landlord complying with its obligations in Paragraph 5 below, Tenant shall pay and discharge promptly and fully all claims for labor done and materials and services furnished in connection with the Tenant Improvements. The Tenant Improvements shall not be commenced until five (5) business days after Landlord has received notice from Tenant stating the date the construction of the Tenant Improvements is to commence so that Landlord can post and record any appropriate Notice of Non-Responsibility.

F. Tenant acknowledges and agrees that the agreements and covenants of Tenant in Sections 9.1 and 10 of the Lease shall be fully applicable to Tenant’s construction of the Tenant Improvements.

G. Tenant shall cause the Contractor to maintain during the construction of the Tenant Improvements insurance of the types and in the amounts specified in Exhibit B-2, and Tenant shall maintain the insurance specified in Section 12 of the Lease, together with builders’ risk insurance for the amount of the completed value of the Tenant Improvements covering all Tenant Improvements under construction, including building materials. In addition, Tenant shall obtain, or cause its general contractor to obtain, a performance and completion bond, which bond shall be at the sole cost of Tenant.

H. No Alterations shall be installed upon the Premises pursuant to any agreement by which another party has a security interest or rights to remove or repossess such items, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

I. Landlord reserves the right to establish reasonable construction rules and regulations for the use of each Building during the course of construction of the Tenant Improvements, including, but not limited to, construction parking, storage of materials, use of elevators, and clean-up of construction related debris.

J. “Substantial Completion” (and any correlative variations thereof) of the Tenant Improvements shall mean the date by which (i) completion of construction of the Tenant Work pursuant to the Construction Drawings has occurred, except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural “punch list”, and (ii) Tenant has obtained all governmental permits and approvals required for the legal occupancy of the Premises. If, however, Substantial Completion of the Tenant Improvements is delayed by Landlord Delays or Force Majeure Delays (not to exceed ninety (90) days), the Commencement Date and the Base Rent Abatement Period shall be delayed for the same number of days. Landlord and Tenant, within five (5) business days following Substantial Completion of the Tenant Improvements, shall conduct a walk-through of the Premises to identify any punchlist items, and Tenant shall use commercially reasonable good faith efforts to cause the completion of such punchlist items within thirty (30) days thereafter. Notwithstanding anything to the contrary herein, if Tenant ceases construction of the Tenant Improvements for reasons other than a Force Majeure Delay or a Landlord Delay, or fails to pay its contractor and/or subcontractors for a period beyond thirty (30) days (for reasons other than a bona fide contract dispute), then for purposes of the Lease, the Substantial Completion shall be deemed to have occurred upon the date Tenant ceases construction for reasons other than Force Majeure Delays or the date Tenant fails to pay its contractors or subcontractors, as applicable, as provided above.

EXHIBIT B

K. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord the following, all of which shall be to Landlord’s reasonable satisfaction:

(i) Any governmental permits and approvals required for occupancy of the Premises; it being understood that to the extent the issuance of any such required permits and approvals requires correction or changes to the Warm Shell Improvements through no fault of Tenant or its Contractor, Landlord shall promptly cause all such corrections and changes to be made at Landlord’s sole cost and expense. Any delay in Substantial Completion of the Tenant Improvements as a result of Landlord’s obligation to make corrections or changes to the Warm Shell Improvements shall be a Landlord Delay (defined below).

(ii) A Certificate of Completion signed by the Architect who prepared the Construction Documents.

(iii) A cost breakdown itemizing all expenses for the Tenant Improvements.

(iv) Final and unconditional mechanic’s lien waivers for all the Tenant Improvements from contractors and material suppliers performing work or providing materials in excess of Five Thousand Dollars ($5,000.00).

(v) A Notice of Completion for execution by Landlord, which certificate once executed by Landlord shall be recorded by Tenant in the official records of the county of Santa Clara, and Tenant shall then deliver to Landlord a true and correct copy of the recorded Notice of Completion.

(vi) A true and complete copy of all as-built plans and drawings for the Tenant Improvements.

In addition, Landlord shall have the right to request, and Tenant shall deliver, any other documents reasonably required by Landlord’s lender in connection with the Tenant Improvements and any draws related thereto.

5. Tenant Improvement Allowance.

A. Subject to Tenant’s compliance with the provisions of this Exhibit B, Landlord shall provide to Tenant an allowance of up to Fifty Dollars ($50.00) per square foot of the Premises (i.e., $27,818,100.00 based upon the Premises containing 556,362 square feet) to design, construct and install only the Tenant Improvements (the “Tenant Improvement Allowance”). Subject to the provisions of this Exhibit B, the Tenant Improvement Allowance shall be used to design, prepare, plan, obtain the approval of, construct and install the Tenant Improvements and for no other purpose. Except as otherwise expressly provided herein, Landlord shall have no obligation to contribute the Tenant Improvement Allowance unless and until the Construction Documents have been approved by Landlord and Tenant has complied with all requirements set forth in Paragraph 4.C. of this Exhibit B. The costs to be paid out of the Tenant Improvement Allowance shall include all reasonable costs and expenses associated with the design, preparation, approval, planning, construction and installation of the Tenant Improvements (the “Tenant Improvement Costs”), which shall include payment to Landlord of Landlord’s construction management fee (which management fee shall be equal to two percent (2%) of the Tenant Improvement Allowance, or $556,362.00, and shall include without limitation all of the following:

(i) All costs of the Preliminary Plans and Specifications, the Final Plans and Specifications, the Construction Documents, engineering costs and any fees paid by Tenant to a project manager and/or other construction and/or design consultants;

(ii) All plan check, permit and license fees, and other costs of obtaining building permits and other necessary authorizations from local governmental authorities;

(iii) All costs of interior design and finish schedule plans and specifications including as-built drawings, if applicable;

(iv) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by the Contractor in connection with the construction of the Tenant Improvements; provided, however, that the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services shall not exceed amounts which are reasonable and customary for such items in the local construction industry;

(v) All fees payable to the Architect and any engineer if they are required to redesign any portion of the Tenant Improvements following Tenant’s and Landlord’s approval of the Construction Documents;

(vi) Utility connection fees;

EXHIBIT B

(vii) Plan check, permit and license fees, Inspection fees and filing fees payable to local governmental authorities, if any;

(viii) All costs of all permanently affixed equipment and fixtures provided for in the Construction Documents, including the cost of installation; and

(ix) All costs of Builder’s Risk and other insurance policies carried by Tenant during the construction of the Tenant Improvements, costs of the performance and completion bond, costs of trash removal and costs and expenses of Tenant signage, if any.

The Tenant Improvement Allowance shall not be used towards payment of Rent, Tenant’s moving costs, and/or the cost of furniture, artifacts, telephone systems or any other item of personal property which is not affixed to the Premises. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs, and the disbursement of the Tenant Improvement Allowance is subject to the provisions contained hereinbelow. Notwithstanding anything to the contrary herein, Tenant shall not be obligated to use the Tenant Improvement Allowance for, and Tenant shall not be responsible for any costs incurred to remove any Hazardous Materials from the Premises for which Tenant is otherwise exculpated from liability in accordance with the provisions of Section 27 of the Lease. Landlord will make payments to Tenant from the Tenant Improvement Allowance to reimburse Tenant for Tenant Improvement Costs paid or incurred by Tenant. Commencing upon the first day of the month after Tenant has commenced construction of the Tenant Improvements, payment of the Tenant Improvement Allowance shall be made by progress payments not more frequently than once per month and only after satisfaction of the following conditions precedent: (a) receipt by Landlord of conditional mechanics’ lien releases for the work completed and to be paid by said progress payment, conditioned only on the payment of the sums set forth in the mechanics’ lien release, executed by the Contractor and all subcontractors, labor suppliers and materialmen performing work or supplying materials in excess of $5,000.00; (b) receipt by Landlord of unconditional mechanics’ lien releases from the Contractor and all subcontractors, labor suppliers and materialmen performing work or supplying materials in excess of $5,000.00 for work other than that being paid by the current progress payment previously completed by the Contractor, subcontractors, labor suppliers and materialmen and for which Tenant has received funds from the Tenant Improvement Allowance to pay for such work; and (c) receipt by Landlord of any and all documentation reasonably required by Landlord and/or reasonably required by Landlord’s lender detailing the work that has been completed and the materials and supplies used as of the date of Tenant’s request for the progress payment, including, without limitation, invoices, bills, or statements for the work completed and the materials and supplies used. Tenant Improvement Allowance progress payments shall be paid to Tenant within fourteen (14) days from the satisfaction of the conditions set forth in the immediately preceding sentence; provided that in no event shall Tenant be permitted to submit more than one (1) draw request each calendar month. The preceding notwithstanding, all Tenant Improvement Costs paid or incurred by Tenant prior to Landlord’s approval of the Construction Documents in connection with the design and planning of the Tenant Improvements by Architect shall be paid from the Tenant Improvement Allowance, without any retention, within fourteen (14) days following Landlord’s receipt of invoices, bills or statements from Architect evidencing such costs. Notwithstanding the foregoing to the contrary, Landlord shall be entitled to withhold and retain ten percent (10%) of the Tenant Improvement Allowance or of any Tenant Improvement Allowance progress payment until the date on which the Tenant Improvements are substantially completed and the receipt by Landlord of all the items described in (a) and (b) of this paragraph; it being understood that no such retention shall be withheld from Landlord’s Tenant Improvement Allowance progress payments if and to the extent Tenant’s contract with Tenant’s Contractor already calls for a retention amount of at least ten percent (10%) for each draw request (and such 10% retention is identified on the draw request), and no such retention shall be withheld on payments to Tenant’s architect, project management consultant or engineers, or Tenant’s insurance costs.

B. Landlord shall not be obligated to pay any Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention if on the date Tenant is entitled to receive the Tenant Improvement Allowance progress payment or the Tenant Improvement Allowance retention Tenant is in material default of the Lease beyond applicable notice and cure periods. Such payments shall resume upon Tenant curing any such default within the time periods which may be provided for in the Lease.

C. If Landlord wrongfully fails to disburse any amount of the Tenant Improvement Allowance amount owing to Tenant pursuant to this Paragraph 5, then Tenant shall have the right to pay Tenant’s Contractor, Tenant’s architect and other agents for the Tenant Improvements work, as the case may be, directly, in which event Landlord shall reimburse Tenant for the amount so paid within thirty (30) days after Tenant’s submission to Landlord of receipted invoices therefor (accompanied by reasonable supporting documentation). If Landlord fails to reimburse Tenant within such thirty (30) day period, then Tenant may withhold from future Rent due under the Lease the sum owed Tenant, until Tenant is reimbursed in full for the sum, plus interest thereon at the prime rate of Bank of America, plus two percent (2%). Notwithstanding the foregoing, Tenant shall deliver notice to Landlord (and ground lessor, mortgagee or beneficiary of a deed of trust on the Project, of whom Tenant has been given written notice) a written notice of Tenant’s intent to pay Tenant’s Contractor, Tenant’s architect or other agents, as the case may be, directly as provided above at least ten (10) business days prior to making any such payment (which notice shall describe the basis on which Tenant asserts that Landlord has wrongfully

EXHIBIT B

failed to disburse such amount), and Landlord may deliver to Tenant a good faith written objection before the expiration of such ten (10) business day notice period, (a) setting forth with reasonable particularity Landlord’s reasons for its claim that Landlord is not required to make the disbursement of the Tenant Improvement Allowance, and (b) submitting the dispute to binding arbitration in accordance with the remainder of this Section. If Landlord properly objects and submits the dispute to arbitration in accordance with the preceding sentence, then Tenant shall not exercise such rights unless and until the arbitrator (as defined below) determines that Tenant has the right to exercise such rights. All disputes to be arbitrated pursuant to this Section 5.C.a shall be determined by binding arbitration before JAMS in San Jose, California. The arbitration shall be administered and conducted pursuant to the JAMS Streamlined Arbitration Rules & Procedures (the “Arbitration Rules”). Unless the parties otherwise agree, the arbitrator must be a retired judge of the Superior Court of the State of California.

6. Termination. If the Lease is terminated prior to the date on which the Tenant Improvements are completed, for any reason due to the material uncured default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a written statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the demolition and/or removal of all or any portion of the Tenant Improvements and restoration costs related thereto.

7. Tenant Access. Landlord will grant Tenant a license to have access to the Premises to allow Tenant to do work other than the Tenant Improvements required by Tenant to install the Tenant’s Personal Property and to otherwise make the Premises ready for Tenant’s use and occupancy (the “Tenant’s Pre-Occupancy Work”). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

(a) Tenant shall give to Landlord each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant’s Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant’s Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant’s Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant’s Pre-Occupancy Work; and (v) certificates of insurance (in amounts reasonably satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds).

(b) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, liens, actions, costs, expenses (including without limitation, attorneys’ fees and costs), penalties, fines, and damages arising from or related to, in any manner whatsoever, the Tenant’s Pre-Occupancy Work, except to the extent that any such claims, liens, actions, costs, expenses (including without limitation, attorneys’ fees and costs), penalties, fines, or damages are due to the negligence (but only to the extent not covered by the insurance Tenant is required to carry under this lease or actually carries), gross negligence or willful misconduct of any of the Indemnitees or Landlord’s breach of this Lease.

(c) Any such entry into any portion of the Premises by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the applicable terms, covenants, conditions and provisions of the Lease, specifically excluding the covenant to pay Base Rent or Additional Rent as provided for in Sections 3 and 6 of the Lease. Except to the extent of the negligence (but only to the extent not covered by the insurance coverage Tenant is then carrying or required to carry under this Lease), gross negligence or willful misconduct of Landlord or Landlord’s Representatives, Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant’s Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the Term of the Lease, the same being at Tenant’s sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises or the Warm Shell Improvements caused by Tenant or any of Tenant’s employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees, subject to Section 12.5 of the Lease concerning waiver of subrogation requirements. Notwithstanding any provision to the contrary in this Section 7, Tenant shall be granted 24-hour-a-day 7-day-a-week access to the Premises for purposes of constructing the Tenant Improvements.

8. Delay. As used herein and in the Lease, the term “Landlord Delay” shall mean an actual delay resulting directly from (i) Landlord’s failure to diligently commence and complete the construction of the Warm Shell Improvements that is not cured within one (1) business day after written notice thereof from Tenant; (ii) Landlord’s failure to approve or reasonably disapprove (pursuant to the terms of this Exhibit B) any item requiring Landlord’s approval or disapproval within the time period provided for such approval or disapproval in this Exhibit B; and (iii) any material disruption to or unreasonable interference

EXHIBIT B

with the construction of the Tenant Improvements caused by Landlord’s employees, agents or contractors or other Landlord Representatives that is not cured within one (1) business day after Landlord’s receipt of written notice thereof from Tenant. As used herein and in the Lease, the term “Force Majeure Delays” shall mean any prevention, delay or stoppage of the Tenant Improvements work or Warm Shell Improvements work due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorism, shortages of labor or materials (or reasonable substitutes therefor), adverse weather conditions that could not reasonably be anticipated, the undue and prolonged delay by any governmental authority to process and issue necessary permits within the typical and reasonable time period for the issuance of same, and civil commotions. As used herein and in the Lease, the term “Tenant Delays” shall mean any material disruption to or unreasonable interference with the construction of the Warm Shell Improvements caused by Tenant’s employees, agents or contractors that is not cured within one (1) business day after Tenant’s receipt of written notice thereof from Landlord. There shall be credited against the number of days of any Tenant Delay any days of Landlord Delay or Force Majeure Delay, and there shall be credited against the number of days of any Landlord Delay any days of Tenant Delay or Force Majeure Delay.

(a) Landlord and Tenant through their respective designated construction representatives, shall account for and allocate all Landlord Delays, Tenant Delays and Force Majeure Delays as construction proceeds. If Landlord and Tenant, through their respective designated construction representatives, are unable to agree on the allocation of Landlord Delays, Tenant Delays and Force Majeure Delays, then promptly following the Commencement Date such dispute shall be resolved. In the event of a dispute between Landlord and Tenant regarding the delays, either party may elect to submit such matter for binding arbitration with JAMS pursuant to the procedures set forth in Section 5.C. above.

9. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this Exhibit B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 29 of the Lease. In the event of any conflict between the terms of the Lease and this Exhibit B, the terms of this Exhibit B shall prevail; provided, however, that nothing contained in this Exhibit B shall be deemed to modify in any manner the provisions of Section 2 of the Lease. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

EXHIBIT B

EXHIBIT B-1 TO LEASE AGREEMENT

WARM-SHELL IMPROVEMENTS

1)	Site:

All permits and fees required for approval, permits, use, and governmental sign-off. All landscape, site work, lighting, paving, striping, code related signage, and utilities (sewer, water, gas). Includes all primary and secondary electrical service from the street to a location in each building and garage, transformer pads, and house meter section. All wiring of site electrical devices including meter, feeders, transformer, and distribution, such as: lighting, site amenities, landscape irrigation and infrastructure for future communication and cable TV requirements. Common Area site landscape irrigation and site electrical will be separately metered by common house site and water meters. Work includes all vaults, fees, backflow and monitoring devices.

2)	Garage:

All work related to the construction of the 5 level parking garage including compliance to all codes including ADA and Title 24. Landlord to provide garage drainage system, electrical service including transformers and panels for lighting and convenience power. All finishes, signage, access and egress stairs, elevators, hollow metal doors, all lighting to code levels. Separate fire riser and fully monitored fire sprinkler system. Except as specifically provided herein, all work required for a garage final inspection. Provisions for future security requirements included, but security system, card readers, gates, etc. are excluded.

3)	Shell:

All work required to obtain a shell permit final inspection (not a TCO for occupancy). All work shall conform to local building codes, ADA and Title 24 for the shell. Weather tight (air and water infiltration) shell complete with rain water distribution system and visible over flow scuppers. Exterior doors with manual exit panic hardware. 2 sets of standard pre-engineered stairs for access and egress with one set to the roof. Fire riser and complete shell system, including “up heads” with capped tees for Tenant improvements at all floors and roof monitors and PIV (monitoring system by Tenant). Each floor of each building will support a fire exiting requirement of one person per 100 square feet. Floor of each building designed for 80 PSF uniform live load. Steel framework shall be designed to accommodate shaft and elevator openings. Includes roof screen. Insulation at underside of roof deck provided, insulation and furring at perimeter walls and all columns are excluded. Buildings B and C will be classified as Type 1B. Building D will be classified as Type 2A.

4)	Core:

All work related to construction of core bathrooms, stairs shafts, HVAC shafts, core electrical and phone rooms, janitor closets, elevators and shafts, and elevator vestibules.

a)	Core bathrooms (one set for men and women per floor) shall include multiple stalls with one (1) handicap stall per floor to meet code requirement for occupancy load. Includes 1 set of showers for men and women on first floor only. Bathroom will receive tile flooring and wall tiles up to wainscot height at wet walls only (6’ above finished floor). All other bathroom interior walls and gypsum board ceilings will be taped, finished, and painted. All plumbing fixtures including water closets, urinals, lavatory sinks and faucets will be manual operated. Toilet accessories including soap dispensers, toilet paper dispensers, toilet seat dispensers, trash receptacles, paper towel dispensers, napkin dispensers, and handicap grab bars are included. Plastic laminate toilet partitions are included. Granite countertops with under mount sinks are included. All associated lighting, fire sprinklers, power receptacles, ventilation, venting, sewer piping, water piping and floor drains are included. Tenant will have the right to request alternate finishes, the cost of which may be deducted from the Tenant Improvement Allowance.

b)	Stair shafts will be constructed with metal stud framing and drywall assembly with fire rating in compliance to construction type. All interior walls and ceilings facing the egress stairs will be taped, finished, and painted. Gypsum board ceiling will be constructed at the top level. No soffit on the underside of stairs. Stair rails and stringers will be painted. All associated lighting and fire sprinklers are included.

c)	Core electrical scope includes transformer pads to each building per PG&E and City of Sunnyvale requirements. Service for each building shall be rated as follows: Building B and C, each rated at 16 Watts per SF, MSB 4000 amp, 480/277V, and Building D, rated at 18 Watts per SF, MSB 2500 amp, 480/277 V including base building mechanical equipment loads. Core electrical service includes power distribution feeders, transformers and electrical panels designed for core elements. Conduit risers will be provided for phone service distribution. Core electrical and telephone rooms will receive sealed concrete floors and plywood backing on walls. Tenant electrical rooms, designed to accommodate tenant panels and transformers, are not included.

EXHIBIT B-1

d)	Core HVAC shall be package rooftop VAV unit(s). Units will be side discharge to one centralized shaft location where duct will extend down shaft and connect to fire smoke dampers at ceiling level for each floor. Rooftop ductwork will be internally lined and ductwork inside shaft will be wrapped. Duct loops at each floor are not included (risers and stubs on each floor only). Design shall be for an outdoor temperature for winter of 36 F, and a summer temperature of 88 F dry bulb and 68 F wet bulb. Building cooling loads at B and C are limited to 400 tons (nominal) each, and 236 (nominal) tons at Building D. Mechanical HVAC pads on roof for shell provided HVAC equipment is included, all other pads by tenant.

e)	DDC controls for base building system (rooftop heating and cooling) with the availability of for the addition of DDC controls should the future tenant require. Electrical monitoring is not included. Tenant may install different DDC controls based on Tenant’s standard, with associated credit/debits to the Tenant Improvement Allowance.

General Office Areas:

Lighting load (including task lighting: Cooling system designed for 1.2 watts/RSF; Lighting designed to be restricted to .95 watts/RSF to conform to potential LEED goals

Non Core miscellaneous office equipment cooling loads 1.5 watts/RSF (highly populated floor plates need more watts/SF)

Designated dry lab space: Increased loads are a tenant expense

Occupancy: 150 SF/person

f)	Hot water boiler system, including hot water pump(s), water treatment and all necessary piping specialties, serving one riser extending from the roof to the lower floor. Supply and return valves to be located on each floor for future connection to hot water piping loop if required. Piping loops on each floor are not included.

g)	24 Hour Auxiliary cooling and IDF closets are not included. Phone systems, switching equipment, connections etc., are not included.

h)	Domestic cold water main branch piping supplied to each floor, located near the restroom core and stair, for future break rooms and coffee stations.

i)	Fire alarm system: Building is fully sprinklered and monitored including the PIV as required by Code. Life Safety system distribution (smoke detectors, annunciators, strobes, etc.) as required by Code for core and common areas. Each floor is designated as one smoke zone. Fire alarm to be expandable. The fire alarm systems will support a fire exiting requirement of one person per 100 square feet.

j)	Building telephone MPOE shall be separate from Main Electrical Room.

k)	Elevators (quantity and size to meet code) shall be gearless traction elevators with call buttons to meet ADA and fire code requirements. Pit ladder(s), separation screens, sill angles, guide rails and separation beams will be installed in shaft. Elevator vestibule walls will be fire taped for tenant improvement. Flooring on upper level vestibule to be provided by T.I. Main lobby on street level will be fully built out. Excludes upper elevator lobbies. Standard elevator cab finish will be provided. Upgrades if required by Tenant.

All core walls will be constructed with metal stud framing and drywall assembly with fire rating in compliance to construction type. Wall facing tenant space will be fire taped.

EXHIBIT B-1

EXHIBIT B-2 TO LEASE AGREEMENT

CONTRACT REQUIREMENTS

Before commencing work, any contractor or vendor shall procure and maintain at its sole cost and expense until completion and final acceptance of the work, at least the following minimum levels of insurance.

A.	Workers’ Compensation in statutory amounts and Employers Liability Insurance in the minimum amounts of $100,000 each accident for bodily injury by accident and $100,000 each employee for bodily injury by disease with a $500,000 policy limit, covering each and every worker used in connection with the contract work.

B.	Comprehensive General Liability Insurance on an occurrence basis including, but not limited to, protection for Premises/Operations Liability, Broad Form Contractual Liability, Owner’s and Contractor’s Protective, and Products/Completed Operations Liability*, in the following minimum limits of liability.

Bodily Injury, Property Damage, and
Personal Injury Liability	$1,000,000/each occurrence
$3,000,000/aggregate

*	Products/Completed Operations Liability Insurance is to be provided for a period of at least one (1) year after completion of work.

Coverage should include protection for Explosion, Collapse and Underground Damage.

C.	Comprehensive Automobile Liability Insurance with the following minimum limits of liability.

Bodily Injury and Property	$1,000,000/each occurrence
Damage Liability	$3,000,000/aggregate

This insurance will apply to all owned, non-owned or hired automobiles to be used by the Contractor in the completion of the work.

D.	Umbrella Liability Insurance in a minimum amount of three million dollars ($3,000,000), providing excess coverage on a following-form basis over the Employer’s Liability limit in Paragraph A and the liability coverages outlined in Paragraphs B and C.

E.	Equipment and Installation coverages in the broadest form available covering Contractor’s tools and equipment and material not accepted by Tenant. Tenant will provide Builders Risk Insurance on all accepted and installed materials.

All policies of insurance, duplicates thereof or certificates evidencing coverage shall be delivered to Landlord prior to commencement of any work and/or entry on the Project and shall name Landlord, and its partners and lenders as additional insureds as their interests may appear. All insurance policies shall (1) be issued by a company or companies licensed to be business in the state of California, (2) provide that no cancellation, non-renewal or material modification shall be effective without thirty (30) days prior written notice provided to Landlord, (3) provide commercially reasonable deductibles, and (4) worker’s compensation, builders risk or any other property insurance coverage will contain a waiver to subrogation clause in favor of Landlord, and its partners and lenders. Contractors and vendors shall obtain and furnish evidence to Landlord of the waiver by its worker’s compensation insurance carrier of all rights of recovery by way of subrogation against Landlord

Without limiting the foregoing, the insurance required to be maintained as provided above shall be written by companies having a “General Policyholders Rating” of at least A-:VIII (or such higher rating as may reasonably be required by a lender having a lien on the Premises) as set forth in the most current issue of “A.M. Best’s Rating Guides.” Each of Landlord, Landlord’s property management company or agent, and Landlord’s lender(s) having a lien against the Premises or any other portion of the Project shall be named as additional insureds or loss payees (as applicable) under all of the policies required herein. Additionally, the commercial general liability policy shall provide for severability of interest. All insurance to be maintained by contractors and vendors hereunder shall, except for workers’ compensation and employer’s liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in “following form”) shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance.

EXHIBIT B-2

Each vendor or contractor shall also have a minimum of the following indemnification in the agreement:

“Contractor/Vendor shall indemnify, defend and hold Landlord and Landlord’s lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, successors and assigns and each of their respective partners, members, directors, heirs, employees, representatives, agents, contractors, heirs, successors and assigns (collectively, the “Landlord Indemnitees”) harmless from and against any and all claims, liens, actions, costs, expenses (including without limitation, attorneys’ fees and costs), penalties, fines, and damages arising from or related to, in any manner whatsoever, their access or work on the Project, except to the extent that any such claims, liens, actions, costs, expenses (including without limitation, attorneys’ fees and costs), penalties, fines, or damages are due to the negligence (but only to the extent not covered by the insurance Contractor/Vendor is required to carry under this agreement or actually carries), gross negligence or willful misconduct of any of the Landlord Indemnitees.”

EXHIBIT B-2

EXHIBIT B-3 TO LEASE AGREEMENT

WARM SHELL CONSTRUCTION SCHEDULE

EXHIBIT B-3

Maude & Mathilda

08-15-12 Lease Exhibit Schedule

Assumes Pile foundation but No Life Safety

ID Tas Mod Task Name Duration Start Finish

2012 2013 201

ter 3rd Quarter 4th Quarter 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter 1st Quarter 2nd Quarter

Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun

1 Release DD Prior to Planning Approval 20 days Thu 6/7/12 Wed 7/4/12

8 Schedule 132 days Thu 6/28/12 Fri 12/28/12

33

34 Arc Tec Design Schedule w/Devcon City Review durations 142 days Mon 7/9/12 Tue 1/22/13

55

56 Parcel Map Submittal and approval 110 days Tue 7/17/12 Mon 12/17/12

77

78

79 Buildings vacated 0 days Thu 1/3/13 Thu 1/3/13 1/3

80

81 PG&E 133 days Mon 8/13/12 Wed 2/13/13

86

87 Construction 474 days Thu 8/30/12 Tue 6/24/14

88 Early procurement 157 days Thu 8/30/12 Fri 4/5/13

94 Demo and Rough Grade 40 days Thu 1/3/13 Wed 2/27/13

97 Building C (6 Story - Piles) 301 days Thu 2/28/13 Thu 4/24/14

320 Building B (6 Story - No Piles) 276 days Thu 3/14/13 Thu 4/3/14

543 Building D (4 Story - No Piles) 260 days Thu 3/21/13 Wed 3/19/14

699 Garage - Campus Service (Piles) 293 days Thu 2/28/13 Mon 4/14/14

910 Site Work 345 days Wed 1/23/13 Tue 5/20/14

912 Rain Delay Allowance 25 days Wed 5/21/14 Tue 6/24/14

Project: MM Schedule update 08-15-12 with K&W and ArcTec DP rev

Date: Wed 8/15/12

Task External Tasks Inactive Summary Start-only

Split External Milestone Manual Task Finish-only

Milestone Inactive Task Duration-only Progress

Summary Inactive Task Manual Summary Rollup Deadline

Project Summary Inactive Milestone Manual Summary

EXHIBIT C TO LEASE AGREEMENT

RULES AND REGULATIONS

1. Tenant shall not place anything, or allow anything to be placed near the glass of any window, door, partition or wall which may, in reasonable Landlord’s judgment, appear unsightly from outside of the Project.

2. Tenant shall have exclusive use of the Project directory, if any.

3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purposes other than for ingress to and egress from the Premises, unless Tenant is the sole occupant of such Building. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition and shall move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste being taken from the Premises (other than waste customarily removed by employees of the Building) directly to the shipping platform at or about the time arranged for removal therefrom. Neither Tenant nor any employee, agent, contractor or invitee of Tenant shall go upon the roof of any Building or any building in the Project except in strict compliance with the provisions of Section 38 of the Lease Agreement.

4. The toilet rooms, urinals, wash bowls and other apparatuses shall not be used for any purposes other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant, subject to Section 12.5 of the Lease concerning waiver of subrogation.

5. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness.

6. Tenant shall not use the Premises for housing, lodging or sleeping purposes. Tenant shall not occupy or use the Premises or permit the Premises to be occupied or used for any purpose, act or thing which is in violation of any Laws or which may is dangerous to persons or property.

7. Except as otherwise permitted in the Lease Agreement, Tenant shall not bring upon, use or keep in the Premises or the Project any kerosene, gasoline or inflammable or combustible fluid or material, or any other articles deemed hazardous to persons or property, or use any method of heating or air conditioning other than that supplied by Landlord. Except to the extent expressly permitted by the Lease, Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the Fire Department or the law or with any insurance policy on the Premises or any part thereof.

8. Intentionally omitted.

9. Tenant shall not change existing locks or the mechanism thereof without providing Landlord with access as provided in Section 16 of the Lease. Upon termination of the Lease, Tenant shall deliver to Landlord all keys and passes for the Premises.

10. Intentionally omitted.

11. Tenant shall not take or permit to be taken in or out of other entrances of any Building, or take or permit on other elevators, any item normally taken in or out through the trucking concourse or service doors or in or on freight elevators.

12. Without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, Tenant shall not use the name of the Project or any picture of the Project in connection with, or in promoting or advertising the business of, Tenant, except Tenant may use the address of the Project as the address of its business.

13. Intentionally omitted.

14. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which may arise from a cause other than Landlord’s or Landlord’s Representatives’ gross negligence or willful misconduct, which includes keeping doors locked after normal business hours and other means of entry to the Premises closed and secured.

15. Intentionally omitted.

EXHIBIT C

16. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Project in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

17. Except with the express written permission of Landlord, no bicycle (except in those areas which may be designated for bicycles by Landlord) or other vehicle and no animals or pets shall be allowed in the Premises, halls, freight docks, or any other parts of any Building except that handicapped persons may be accompanied by service animals. Except for noise from the reasonable monthly testing of Tenant’s generator, Tenant shall not make or permit any noise, vibration or odor to emanate from the Premises, or do anything therein tending to create, or maintain, a nuisance, or do any act tending to injure the reputation of the Buildings.

18. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Project. Accordingly, Tenant may, at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Tenant, in its sole discretion, require that persons entering or leaving the Project or the Property identify themselves to watchmen or other employees designated by Tenant, by registration, identification or otherwise.

19. Tenant shall not do or permit the manufacture, sale or purchase any fermented, intoxicating or alcoholic beverages on the Premises without obtaining written consent of Landlord, which shall not be unreasonably withheld.

20. Intentionally omitted.

21. Subject to the terms of the Lease Agreement, Landlord may retain a pass key to the Premises and be allowed admittance thereto at all times to enable its representatives to examine the Premises from time to time and to exhibit the same. During the last nine (9) months of the Term, as extended, Landlord may place and keep on the windows and doors of the Premises at any time signs advertising the Premises for lease.

22. No equipment, mechanical ventilators, awnings, special shades or other forms of window covering shall be permitted either inside or outside the windows of the Premises without the prior written consent of Landlord, and then only at the expense and risk of Tenant, and they shall be of such shape, color, material, quality, design and make as may be approved by Landlord.

23. Intentionally omitted.

24. Except as specifically set forth in the Lease Agreement, Tenant shall not install or operate any phonograph, musical or sound-producing instrument or device, radio receiver or transmitter, TV receiver or transmitter, or similar device in any Building or Project common areas, nor install or operate any antenna, aerial, wires or other equipment inside or outside any Building, nor operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in any Building or elsewhere, without in each instance the prior written approval of Landlord, which approval shall not be unreasonably withheld. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed. Notwithstanding anything to the contrary contained in the foregoing, Landlord acknowledges that Tenant may operate a sound booth for Tenant’s audio/visual equipment which will produce music and audio signals.

25. Tenant shall promptly remove all rubbish and waste from the Premises.

26. Tenant shall not exhibit, sell or offer for sale, rent or exchange in the Premises or at the Project any article, thing or service, except those ordinarily embraced within the use of the Premises specified in the Lease Agreement, without the prior written consent of Landlord.

27. Tenant shall not overload any floors in the Premises or any public corridors or elevators in any Building. Landlord may limit weight, size and position of all safes, fixtures and other equipment used in the Premises.

28. Intentionally omitted.

29. Whenever Landlord’s consent, approval or satisfaction is required under these Rules, then unless otherwise stated, any such consent, approval or satisfaction must be obtained in advance, such consent or approval may be granted or withheld in Landlord’s reasonable discretion, and Landlord’s satisfaction shall be determined in its reasonable judgment.

30. Intentionally omitted.

EXHIBIT C

31. Subject to Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, Landlord reserves the right to change or rescind any one or more of these rules or regulations or to make such other and further reasonable rules and regulations as in Landlord’s good faith judgment may from time to time be necessary for the management, safety, care and cleanliness of the Common Areas of the Project.

EXHIBIT C

EXHIBIT D TO LEASE AGREEMENT

CHANGE OF COMMENCEMENT DATE - EXAMPLE

FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (the “First Amendment”) is made as of             , 2012, by and between                      (“Landlord”), and LinkedIn Corporation, a Delaware corporation (“Tenant”), with reference to that certain Lease Agreement (the “Lease”), dated             , 2012 by and between Landlord and Tenant for the leasing of certain premises (the “Premises”) located at 555 North Mathilda Avenue, Sunnyvale, California, as more particularly described in the Lease.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Lease and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant and Tenant hereby agree as follows:

1. The Commencement Date shall be             , 2012.

2. The Expiration Date of the initial term of the Lease shall be             ,         .

3. All capitalized terms used in this First Amendment shall have the same meanings and definitions as set forth in the Lease.

4. Landlord and Tenant hereby further agree that the Lease is in full force and effect, and that the terms and provisions of the Lease shall remain unchanged except as modified in this First Amendment.

5. In the event of any conflict or inconsistency between the terms and provisions of this First Amendment, the terms and provisions of this First Amendment shall prevail.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date and year first written above in this First Amendment.

LANDLORD:	TENANT:

LINKEDIN CORPORATION,
a Delaware corporation

By:
Its:

EXHIBIT D

EXHIBIT E TO LEASE AGREEMENT

SIGN CRITERIA

All signs or decorations placed by Tenant or permitted by Tenant to be place on the land or exterior of any Building shall comply with all applicable municipal and county ordinances, and be subject to the Landlord’s consent, which consent shall not be unreasonable withheld. Subject to the foregoing conditions, Landlord hereby grants to Tenant the exclusive right to place Tenant’s sign or logo on the exterior of any Building and place or permit to be placed Tenant’s name and/or logo, address and hours of operation at the entrance to the Premises. Tenant shall not place or permit to be placed any sign or decoration on the land or the exterior of any Building without the proper written consent of Landlord. Tenant, upon written notice by Landlord, shall immediately remove any sign or decoration that Tenant has placed or permitted to be placed on the land or the exterior of any Building without the prior written consent of Landlord, and if Tenant fails to so remove such sign or decoration within five (5) days after Landlord’s written notice, Landlord may enter upon the Premises and remove said sign or decoration and Tenant agrees to pay Landlord, as additional rent upon demand, the cost of such removal. At the termination of this Lease, Tenant shall remove any sign which it has placed on the Premises or Building, and shall repair any damage caused by the installation or removal of such sign.

Subject to the foregoing, the following criteria shall apply:

EXTERIOR SIGNAGE:

1.	Tenant will be allowed one (1) overhead sign per leased frontage.

2.	Tenant will submit to Landlord for Landlord’s approval two (2) sets of detailed drawings not less than two weeks prior to the fabrication and installation of any sign.

3.	Tenant and/or Tenant’s sign company will be responsible for obtaining all necessary city permits, and providing copies thereof to Landlord at Landlord’s request, before any signs are fabricated and installed.

MONUMENT SIGNAGE:

1.	Tenant will be allowed to use the monument sign on Mathilda Avenue.

2.	Tenant will submit to Landlord for Landlord’s approval two (2) sets of detailed drawings not less than two weeks prior to the fabrication and installation of any sign.

3.	Tenant and/or Tenant’s sign company will be responsible for obtaining all necessary city permits, and providing copies thereof to Landlord at Landlord’s request, before any signs are fabricated and installed.

FRONT ENTRANCE SIGNAGE (ON GLASS DOOR):

1.	Tenant’s name shall be in 3” vinyl copy. Tenants with a registered trademark or logo and letter style will be allowed to use their trademark or logo and letter style, subject to the prior approval of Landlord and city authorities.

2.	Additional information such as hours and days of operation shall be in 7/8” vinyl copy.

3.	Width of signage on front door shall not exceed thirty inches (30”).

BACK ENTRANCE SIGNAGE:

1.	Vinyl square with vinyl drop shadow 4 1/2” white vinyl letter depicting unit.

2.	Tenant’s name shall be 3 1/8” to 4” vinyl copy.

EXHIBIT E

EXHIBIT F TO LEASE AGREEMENT

HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE - EXAMPLE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as Tenant. After a lease agreement is signed by you and the Landlord (the “Lease Agreement”), on an annual basis in accordance with the provisions of Section 27 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
c/o J.P. DINAPOLI COMPANIES, INC.
99 Almaden Boulevard, Suite 565
San Jose, California 95113
Attn:
Phone: (408) 998-2404

Name of (Prospective) Tenant:

Mailing Address:

Contact Person, Title and Telephone Number(s):

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):

Address of (Prospective) Premises:

Length of (Prospective) Initial Term:

1.	General Information:

Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing Tenants should describe any proposed changes to on-going operations.

2.	Use, Storage and Disposal of Hazardous Materials

2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing Tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

Wastes	Yes [ ]	No [ ]
Chemical Products	Yes [ ]	No [ ]
Other	Yes [ ]	No [ ]

EXHIBIT F

If Yes is marked attach all MSDS’s and please explain:

2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing Tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.

Attach a Site Plan indicating all storage areas.

3.	Storage Tanks and Sumps

3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing Tenants should describe any such actual or proposed activities, including any required SPCC Plan.

Yes [ ] No [ ]

If yes, please explain:

4.	Waste Management

4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing Tenants should describe any additional identification numbers issued since the previous certificate.

Yes [ ] No [ ]

4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing Tenants should describe any new reports filed.

Yes [ ] No [ ]

If yes, attach a copy of the most recent report filed.

5.	Wastewater Treatment and Discharge

5.1 Will your company discharge wastewater or other wastes to:

storm drain?	sewer?
surface water?	no wastewater or other wastes discharged.

Existing Tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

5.2 Will any such wastewater or waste be treated before discharge?

Yes [ ] No [ ]

If yes, describe the type of treatment proposed to be conducted. Existing Tenants should describe the actual treatment conducted.

6.	Air Discharges

6.1 Do you plan for any air filtration systems or stacks to be used in your company’s operations in, on or about the Premises that will discharge into the air; and will such air emissions be

EXHIBIT F

monitored? Existing Tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

Yes [ ] No [ ]

If yes, please describe:

6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing Tenants should specify any such equipment being operated in, on or about the Premises.

Spray booth(s)	Incinerator(s)
Dip tank(s)	Other (Please describe)
Drying oven(s)	No Equipment Requiring Air Permits

If yes, please describe:

7.	Hazardous Materials Disclosures

7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“HMMP”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements? Existing Tenants should indicate whether or not an HMMP is required and has been prepared.

Yes [ ] No [ ]

If yes, attach a copy of the HMMP. Existing Tenants should attach a copy of any required updates to the HMMP.

7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing Tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

Yes [ ] No [ ]

If yes, please explain:

8.	Enforcement Actions and Complaints

8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing Tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes [ ] No [ ]

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing Tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.

8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

Yes [ ] No [ ]

EXHIBIT F

If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other documents related thereto as requested by Landlord. Existing Tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 27 of the signed Lease Agreement.

8.3 Have there been any problems or complaints from adjacent Tenants, owners or other neighbors at your company’s current facility with regard to environmental or health and safety concerns? Existing Tenants should indicate whether or not there have been any such problems or complaints from adjacent Tenants, owners or other neighbors at, about or near the Premises.

Yes [ ] No [ ]

If yes, please describe. Existing Tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

9.	Permits and Licenses

9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing Tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 27 of the Lease Agreement; and (C) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord’s/Tenant’s receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant’s indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord’s acceptance of such certificate, (ii) Landlord’s review and approval of such certificate, (iii) Landlord’s failure to obtain such certificate from Tenant at any time, or (iv) Landlord’s actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant’s Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

EXHIBIT F

I (print name)                     , acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(Prospective) Tenant:

By:
Title:
Date:

EXHIBIT F

EXHIBIT G TO LEASE AGREEMENT

PERMITTED EXCEPTIONS

EXHIBIT G

Order Number: NCS-515282-SC

Page Number: 1

Amended August 2, 2012

First American Title Insurance Company

National Commercial Services

1737 North First Street, Suite 500

San Jose, CA 95112

Eire Stewart

JP DiNapoli Companies

99 Almaden Boulevard, Suite #565

San Jose, CA 95113-1610

Phone: (408)998-2460

Escrow Officer:	Liz Zankich
Phone:	(408)451-7989

Email:	Izankich@firstam.com
Title Officer:	Mike D. Hickey
Phone:	(408)451-7905

Owner:	Sequoia M & M LLC

Property:	505 North Mathilda Avenue, Sunnyvale, CA

PRELIMINARY REPORT

In response to the above referenced application for a policy of title insurance, this company hereby reports that it is prepared to Issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or Interest therein hereinafter set forth, Insuring against toss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception below or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage and Limitations on Covered Risks of said policy or policies are set forth In Exhibit A attached. The policy to be Issued may contain an arbitration clause. When the Amount of Insurance is less than that set forth In the arbitration clause, all arbitrable matters shall be arbitrated at the option of either the Company or the Insured as the exclusive remedy of the parties. Limitations on Covered Risks applicable to the CLTA and ALTA Homeowner’s Policies of Title Insurance which establish a Deductible Amount and a Maximum Dollar Limit of Liability for certain coverages are also set forth In Exhibit A. Copies of the policy forms should be read. They are available from the office which issued this report.

Please read the exceptions shown or referred to below and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title insurance policy and should be carefully considered.

It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects, and encumbrances affecting title to the land.

First American Title Insurance Company

Order Number: NC.S-515282-SC

Page Number: 2

This report (and any supplements or amendments hereto) Is Issued solely for the purpose of facilitating the Issuance of a policy of title Insurance and no liability is assumed hereby. If It Is desired that liability be assumed prior to the Issuance of a policy of title insurance, a Binder or Commitment should be requested.

First American Title Insurance Company

Order Number: NCS-515282-SC

Page Number: 3

Dated as of July 19, 2012 at 7:30 A.M.

The form of Policy of title insurance contemplated by this report is: To Be Determined

A specific request should be made if another form or additional coverage is desired.

Title to said estate or interest at the date hereof is vested in:

Sequoia M & M LLC, a California limited liability company

The estate or interest in the land hereinafter described or referred to covered by this Report is: Fee

The Land referred to herein is described as follows: (See attached Legal Description)

At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in said policy form would be as follows:

1.	General and special taxes and assessments for the fiscal year 2012-2013, a lien not yet due or payable.

1A.	Taxes and assessments are unavailable at this time. Please verify all tax and assessment information prior to closing.

2.	The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

3.	An easement for landscaping easement and incidental purposes, recorded AUGUST 7, 1972 as Book 9960, Page 234 of Official Records.

In Favor of:	City of Sunnyvale
Affects:	as described therein

4.	An easement for ingress and egress and incidental purposes, recorded DECEMBER 13, 1972 as Book 0152, Page 585 of Official Records.

In Favor of:	Utah Investment Co., a California Corporation
Affects:	as described therein

First American Title Insurance Company

Order Number: NCS-515282-SC

Page Number: 4

5.	An easement for public utilities easement and incidental purposes, recorded AUGUST 4, 1976 as Book C187, Page 118 of Official Records.

In Favor of:      Pacific Gas and Electric Company, a California Corporation

Affects:             as described therein

6.	This item has been intentionally deleted.

7.	An easement shown or dedicated on the map of Parcel Map on file recorded December 28, 1984 in Book 537, Pages 55 and 56, of Parcel Maps. For: Public utilities, landscape maintenance purposes and incidental purposes.

8.	An easement for underground conduits, pipes etc and incidental purposes, recorded MAY 15, 1985 as Book 3346, Page 1159 of Official Records.

In Favor of:      Pacific Gas and Electric Company and Pacific Bell

Affects:             as described therein

9.	An easement for non-buildable area and incidental purposes, recorded MAY 15, 2000 as Document No. 15247273 of Official Records.

In Favor of:      Sequoia Del Rey LLC, a California limited liability company

Affects:             as described therein

10.	An easement for ingress, egress and incidental purposes, recorded JANUARY 13, 2003 as Document No, 16742676 of Official Records.

In Favor of:     Sequoia M & P LLC, a California limited liability company

Affects:           as described therein

11.	A deed of trust to secure an original indebtedness of $10,800,000.00 recorded OCTOBER 25, 2005 as Document No. 18639532 of Official Records.

Dated:            October 19, 2005

Trustor:           Sequoia M & M LLC, a California limited liability company

Trustee:           First American Title Insurance Company

Beneficiary:     Thrivent Financial For Lutherans, a Wisconsin corporation

A document entitled “Assignment of Rents and Leases” recorded OCTOBER 25, 2005 as Instrument No. 18639533 of Official Records, as additional security for the payment of the indebtedness secured by the deed of trust.

12.	Rights of parties in possession.

First American Title Insurance Company

Order Number: NCS-515282-SC

Page Number: 5

LEGAL DESCRIPTION

Real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL 1, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 28, 1984, IN BOOK 537 OF MAPS PAGE(s) 55 AND 56.

APN: 165-42-006

ARB: 163-38-074, 074.01, 75, 76, 75.01, 83.01, 110, 116, 116.01, 116.01.01, 146

First American Title Insurance Company

Order Number: NCS-515287-SC

Page Number: 1

July 24, 2012 Update

First American Title Insurance Company

National Commercial Services

1737 North First Street, Suite 500

San Jose, CA 95112

Eire Stewart

JP DiNapoli Companies

99 Almaden Boulevard, Suite #565

San Jose, CA 95113-1610

Phone: (408)998-2460

Escrow Officer:	Liz Zankich
Phone:	(408)451-7989

Email:	Izankich@firstan.com
Title Officer:	Mike D. Hickey
Phone:	(408)451-7905

Owner:	Sequoia M & P LLC
Property:	683 West Maude Avenue and 510 North Pastoria Avenue, Sunnyvale, CA

PRELIMINARY REPORT

In response to the above referenced application for a policy of title insurance, this company hereby reports that it is prepared to Issue, or cause to be Issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or Interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception below or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage and Limitations on Covered Risks of said policy or policies are set forth in Exhibit A attached. The policy to be Issued may contain an arbitration clause. When the Amount of Insurance is less than that set forth in the arbitration clause, all arbitrable matters shall be arbitrated at the option of either the Company or the Insured as the exclusive remedy of the patties. Limitations on Covered Risks applicable to the CLTA and ALTA Homeowner’s Policies of Title Insurance which establish a Deductible Amount and a Maximum Dollar Limit of Liability for certain coverages are also set forth in Exhibit A. Copies of the policy forms should be read. They are available from the office which Issued this report.

Please read the exceptions shown or referred to below and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title insurance policy and should be carefully considered.

It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects, and encumbrances affecting title to the land.

First American Title Insurance Company

Order Number: NCS-515287-SC

Page Number: 2

This report (and any supplements or amendments hereto) is Issued solely for the purpose of facilitating the issuance of a policy of title Insurance and no liability is assumed hereby. If it is desired that liability be assumed prior to the issuance of a policy of title insurance, a Binder or Commitment should be requested.

First American Title Insurance Company

Order Number: NCS-515287-SC

Page Number: 3

Dated as of July 20, 2012 at 7:30 A.M.

The form of Policy of title insurance contemplated by this report is: To Be Determined

A specific request should be made if another form or additional coverage is desired.

Title to said estate or interest at the date hereof is vested in:

Sequoia M & P LLC, a California limited liability company

The estate or interest in the land hereinafter described or referred to covered by this Report is: A fee as to Parcel One and an easement as to Parcels Two and Three

The Land referred to herein is described as follows: (See attached Legal Description)

At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in said policy form would be as follows:

1.	General and special taxes and assessments for the fiscal year 2012-2013, a lien not yet due or payable.

2.	Taxes and assessments are unavailable at this time. Please verify all tax and assessment information prior to closing.

3.	The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

4.	An easement for transformer pad and anchor and incidental purposes, recorded as Book 0470, Page 672 of Official Records.

In Favor of:	Pacific Gas and Electric Company
Affects:	as described therein

5.	An easement for gas pipe line and incidental purposes, recorded OCTOBER 29, 1947 as Book 1522, Page 296 of Official Records.

In Favor of:	Pacific Telephone and Telegraph Company and Pacific Gas and Electric Company, a California corporation
Affects:	as described therein

6.	The Terms, Provisions and Easement(s) contained in the document entitled “Grant of Exclusive Easement Agreement” recorded SEPTEMBER 28, 1984 as Document No. 8202985 of Official Records.

First American Title Insurance Company

Order Number: NCS-515287-SC

Page Number: 4

7.	An easement shown or dedicated on the map of Parcel Map on file in book 752, pages 41 and 42, of Parcel Maps. For: Public utilities and incidental purposes.

8.	A deed of trust to secure an original indebtedness of $3,275,000.00 recorded NOVEMBER 29, 2006 as DOCUMENT NO. 19203949 of Official Records.

Dated:	NOVEMBER 17, 2006
Trustor:	Sequoia M & P LLC, a California limited liability company
Trustee:	California Reconveyance Company, a California corporation
Beneficiary:	Washington Mutual Bank, a federal association

9.	Rights of parties in possession.

First American Title Insurance Company

Order Number: NCS-515287-SC

Page Number: 5

LEGAL DESCRIPTION

Real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL A, AS SHOWN UPON THAT CERTAIN PARCEL MAP RECORDED SEPTEMBER 27, 2002 IN BOOK 752 OF MAPS, AT PAGES 41 AND 42, SANTA CLARA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR INGRESS AND EGRESS AS CONVEYED TO UTAH INVESTMENT CO., A CALIFORNIA CORPORATION, AS CONTAINED IN AN INSTRUMENT RECORDED DECEMBER 13, 1972 IN BOOK 0152, PAGE 585, OFFICIAL RECORDS, LYING ON, OVER UNDER AND ACROSS A STRIP OF LAND 22 FEET IN WIDTH, THE NORTHWESTERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS: BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF THAT CERTAIN PARCEL OF LAND AS SHOWN ON THE RECORD OF SURVEY MAP RECORDED OCTOBER 21, 1960 IN BOOK 126, OF MAPS, PAGE 45, SANTA CLARA COUNTY RECORDS, AND THE NORTHEASTERLY LINE OF MAUDE AVENUE AS CONVEYED TO THE CITY OF SUNNYVALE, A MUNICIPAL CORPORATION, BY INSTRUMENT RECORDED SEPTEMBER 6, 1960 IN BOOK 4908 OF OFFICIAL RECORDS, PAGE 582; THENCE NORTH 14°52' EAST ALONG THE NORTHWESTERLY LINE, AND THE NORTHERLY PROLONGATION THEREOF, OF SAID RECORD OF SURVEY MAP, 319.97 FEET TO THE MOST EASTERLY CORNER OF SAID RECORD OF SURVEY MAP HEREINABOVE DESCRIBED.

PARCEL THREE:

AN EASEMENT FOR VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS CONVEYED TO PINE & CO., A PARTNERSHIP, ET AL, BY INSTRUMENT RECORDED SEPTEMBER 28, 1984 IN BOOK 1920, PAGE 610, OFFICIAL RECORDS, DESCRIBED AS FOLLOWS: BEGINNING AT THE MOST WESTERLY CORNER OF PARCEL “B” AS SHOWN ON THAT CERTAIN MAP ENTITLED “PARCEL MAP BEING A RESUBDIVISION OF A PORTION OF LOTS 1 AND 2 OF THE A.B. CAMPBELL SUBDIVISION”, SAID PARCEL MAP RECORDED APRIL 25, 1973 IN BOOK 321, OF MAPS AT PAGE 46, SANTA CLARA COUNTY RECORDS; THENCE NORTH 14°50'00" EAST, 15.00 FEET ALONG THE NORTHWESTERLY LINE OF SAID PARCEL “B”; THENCE SOUTH 75°08'40" EAST, 25.00 FEET; THENCE SOUTH 14°50'00" WEST, 15.00 FEET; THENCE NORTH 75°08'40" WEST, 25.00 FEET TO THE POINT OF BEGINNING.

APN: 165-42-008 and 165-42-007

ARB Nos.: 163-38-99; 163-38-107.01; 163-38-107.02; 163-38-147 and 163-38-147.01

First American Title Insurance Company

Order Number: NCS-507315-SC

Page Number: 1                                                   .

July 24, 2012 Update

First American Title Insurance Company

National Commercial Services

1737 North First Street, Suite 500

San Jose, CA 95112

Eire Stewart

JP DiNapoli Companies

99 Almaden Boulevard, Suite #565

San Jose, CA 95113.1610

Phone: (408)998-2460

Escrow Officer:	Liz Zankich
Phone:	(408)451-7989

Email:	izanklch@firstan.com
Title Officer:	Mike D. Hickey
Phone:	(408)451-7905

Buyer:	J.P. DiNapoli, Inc.

Owner:	Mathilda Avenue Hotel LLC

Property:	595 North Mathilda Avenue, Sunnyvale, CA

PRELIMINARY REPORT

In response to the above referenced application for a policy of title Insurance, this company hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or Interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception below or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage and Limitations on Covered Risks of said policy or policies are set forth In Exhibit A attached. The policy to be Issued may contain an arbitration clause. When the Amount of Insurance Is less than that set forth In the arbitration clause, all arbitrable matters shall be arbitrated at the option of either the Company or the Insured as the exclusive remedy of the parties. Limitations on Covered Risks applicable to the CLTA and ALTA Homeowner’s Policies of Title Insurance which establish a Deductible Amount and a Maximum Dollar Limit of Liability for certain coverages are also set forth In Exhibit A. Copies of the policy forms should be read. They are available from the office which issued this report.

Please read the exceptions shown or referred to below and the exceptions and exclusions set forth in Exhibit A of this report carefully. The exceptions and exclusions are meant to provide you with notice of matters which are not covered under the terms of the title Insurance policy and should be carefully considered,

First American Title Insurance Company

Order Number: NCS-507315-SC

Page Number: 2

It is important to note that this preliminary report is not a written representation as to the condition of title and may not list all liens, defects, and encumbrances affecting title to the land.

This report (and any supplements or amendments hereto) Is Issued solely for the purpose of facilitating the issuance of a policy of title insurance and no liability is assumed hereby. If it is desired that liability be assumed prior to the issuance of a policy of title Insurance, a Binder or Commitment should be requested.

First American Title Insurance Company

Order Number: NCS-507315-SC

Page Number: 3

Dated as of July 20, 2012 at 7:30 A.M.

The form of Policy of title insurance contemplated by this report is:

To Be Determined

A specific request should be made if another form or additional coverage is desired.

Title to said estate or interest at the date hereof is vested in:

Mathilda Avenue Hotel LLC, a California limited liability company

The estate or interest in the land hereinafter described or referred to covered by this Report is:

Fee Simple as to Parcel One, an easement as to Parcel Two.

The Land referred to herein is described as follows:

(See attached Legal Description)

At the date hereof exceptions to coverage in addition to the printed Exceptions and Exclusions in said policy form would be as follows:

1.	General and special taxes and assessments for the fiscal year 2012-2013, a lien not yet due or payable.

1a.	Taxes and assessments are unavailable at this time. Please verify all tax and assessment information prior to closing.

2.	The lien of supplemental taxes, If any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.

3.	An easement for construct, install, inspect, maintain, replace, remove and use facilities and incidental purposes, recorded June 17, 1985 in Book J374, Page 1652 of Official Records.

In Favor of:	Pacific Gas and Electric Company, a California corporation and Pacific Bell, a California corporation
Affects:	As described therein

4.	An easement for landscaping and incidental purposes, recorded October 26, 1988 as Instrument No. 9886289 in Book K732, Page 157 of Official Records,

In Favor of:	City of Sunnyvale, a Municipal Corporation
Affects:	As described therein

First American Title Insurance Company

Order Number: NCS-507315-SC

Page Number: 4

5.	An easement for public utilities and incidental purposes, recorded October 26, 1988 as Instrument No, 9886290 in Book K732, Page 162 of Official Records,

In Favor of:	City of Sunnyvale, a Municipal corporation
Affects:	As described therein

6.	A Deed of Trust to secure an original Indebtedness of $3,000,000.00 recorded July 31, 2008 as Instrument No, 19941985 of Official Records,

Dated:	July 24, 2008
Trustor:	Mathilda Avenue Hotel LLC, a California limited liability company
Trustee:	American Securities Company, a corporation
Beneficiary:	Wells Fargo Bank, National Association

7.	Rights of parties in possession.

First American Title Insurance Company

Order Number: NCS-507315-SC

Page Number: 5

LEGAL DESCRIPTION

Real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

A PORTION OF LOT 2, SO DESIGNATED AND DELINEATED ON THE MAP OF A.B. CAMPBELL’S SUBDIVISION OF PART OF LOT 4A IN THE MURPHY PARTITION OF THE RANCHO PASTORIA DE LAS BORREGAS, RECORDED NOVEMBER 21, 1899 IN BOOK Fl OF MAPS, PAGE 36, SANTA CLARA COUNTY RECORDS, DESCRIBED AS:

COMMENCING AT THE POINT OF INTERSECTION OF THE WEST LINE OF MATHILDA AVENUE (40 FEET WIDE) WITH THE NORTH LINE OF MAUDE AVENUE, AS SHOWN ON SAID MAP; THENCE NORTH 14° 52' EAST AND ALONG SAID WEST LINE OF MATHILDA AVENUE 553,67 FEET; THENCE AT RIGHT ANGLES NORTH 75° 08' WEST 20.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING NORTH 75° 08' WEST 301.00 FEET; THENCE NORTH 14° 52' EAST AND PARALLEL WITH SAID WEST LINE OF MATHILDA AVENUE 120.00 FEET; THENCE SOUTH 75° 08' EAST 301.00 FEET; THENCE SOUTH 14° 52' WEST AND PARALLEL WITH SAID WEST LINE OF MATHILDA AVENUE 120.00 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY FOR DRIVEWAY PURPOSES, AS GRANTED BY PEERY & CO., INC. TO ROSE VIGARIO AND GEORGE VIGARIO ET AL, BY DEED RECORDED FEBRUARY 16, 1961 IN BOOK 5073, PAGE 583, OFFICIAL RECORDS, OVER THE LAND DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE WEST LINE OF MATHILDA AVENUE (40 FEET WIDE) WITH THE NORTH LINE OF MAUDE AVENUE AS SHOWN ON SAID MAP OF THE A.B. CAMPBELL SUBDIVISION ABOVE REFERRED TO; THENCE NORTH 14° 52' EAST AND ALONG SAID WEST LINE OF MATHILDA AVENUE 553.67 FEET; THENCE AT RIGHT ANGLES NORTH 75° 08' WEST 321,00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ON LAST DESCRIBED COURSE NORTH 75° 08' WEST 24.00 FEET; THENCE NORTH 14° 52' EAST AND PARALLEL WITH SAID WEST LINE OF MATHILDA AVENUE 268,10 FEET; THENCE AT RIGHT ANGLES SOUTH 75° 08' EAST 24.00 FEET; THENCE SOUTH 14° 52' WEST AND PARALLEL WITH SAID WEST LINE OF MATHILDA AVENUE 268.10 FEET TO THE TRUE POINT OF BEGINNING.

APN: 165-42-005

First American Title Insurance Company